                         AMERIGROUP District of Columbia

                          CONTRACT No: POHC-2002-D-0003

                                  CORE CONTRACT

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                                   SECTION AA

A.l  SOLICITATION OFFER AND AWARD

     A.1.1 With regard to this contract:

     (a) References to the Child and Adolescent Supplemental Security Income Plan (CASSIP) and Supplemental Security Income-Related Plan are not applicable to this contract.

     (b) The Health Care Financing Administration (HCFA) has changed its name to the Centers for Medicare and Medicaid Services (CMS). Any requirement related to HCFA is still in effect and is now a requirement to CMS.

A.2  DOCUMENTS ATTACHED AND INCORPORATED BY REFERENCE

     A.2.1 The following documents are attached to and incorporated by reference into this contract:

          Attachment 1 - U.S. Wage Determination Number: 1994-2103,
                         Revision Number: 24 - dated May 31, 2001.

          Attachment 2 - Request For Proposal Number POHC-2001-R-2002

          Attachment 3 - Amendments Number 0015 to 0001 (highest to lowest)

          Attachment 4 - Proposal dated December 27,2000 (Technical only)

          Attachment 5 - First Best And Final Offer dated May 21, 2001(Technical only)

          Attachment 6 - Second Best And Final Offer dated July 2,2001
                         (Technical only)

          Attachment 7 - Minimum Covered Services for Minimum Covered Services
                         for Medicaid Managed Care Program (MMCP)

          Attachment 8 - Managed Care Disclosure compliance Package under
                         Physician Incentive Regulation, Physician Incentive Disclosure Form, HCFA Physician Incentive Plan Worksheet, Stop-Loss Information (These documents may be obtained by opening the website located at hht://www.hcfa.gov/medicare/physincp/disclose.htm)

          Attachment 9 - Newborn Notification Report

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CONTRACT NO.: P0HC-2002-D-0003          1
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A.3  ORDER OF PRIORITY

          A conflict in language shall be resolved by giving precedence to the document in the highest order of priority that contains language addressing the issue in question, as follows:

          Sections A through I of this contract

          U.S. Wage Determination Number: 1994-2103, Revision Number: 24, dated May 31, 2001.

     (c) Minimum Covered Services for Minimum Covered Services for Medicaid Managed Care Program (MMCP)

          Managed Care Disclosure compliance Package under Physician Incentive Regulation, Physician Incentive Disclosure Form, HCFA Physician Incentive Plan Worksheet, Stop-Loss Information
          (These documents may be obtained by opening the website located at hht://www.hcfa.gov/medicare/physincp/disclose.htm)

     (e)  Amendments Number 0015 (highest priority) through 0001 (lowest
          Priority)

     (f)  Request For Proposal Number POHC-2001-R-2002

     (g)  Second Technical Best And Final Offer dated July 2, 2001

     (h)  First Technical Best And Final Offer dated May 21, 2001

     (i)  Technical Proposal dated December 27, 2000

     (j)  Newborn Notification Report

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CONTRACT NO.: P0HC-2002-D-0003          2
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                 SECTION B - SUPPLIES OR SERVICES AND PRICE/COST

B.   Supplies or Services and Price/Cost.......................................4

     The Contractor shall provide all resources (except as may be expressly stated in the contract as furnished by the District of Columbia Government) necessary to furnish the items below in accordance with the
     Description/Specification/Work Statement set forth in Section C...........4

B.2 The Government of the District of Columbia ("District") Department of Health (DOH) Medical Assistance Administration (MAA) has a requirement to contract for health care programs:........................................4

     Indefinite Delivery Indefinite Quantity (IDIQ) Contract (DCHFP)...........4

     RESERVED..................................................................4

     Rate Adjustment...........................................................4

     Rate Categories...........................................................5

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CONTRACT NO.: P0HC-2002-D-0003          3
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                                    SECTION B

B.   SUPPLIES OR SERVICES AND PRICE

B.1 The Contractor Shall Provide All Resources (Except as May be Expressly Stated In The Contract As Furnished By The District Of Columbia Government) Necessary To Furnish The Items Below In Accordance With The
     Description/specification/work Statement Set Forth in Section C.

B.2 The Government of the District of Columbia ("District") Department of Health (DOH) Medical Assistance Administration (MAA) Has a Requirement to Contract for Health Care Programs:

     a) District of Columbia Healthy Families Plans (DCHFP). DCHFPs will serve individuals in Temporary Assistance to Needy Families (TANF) or TANF-related Medicaid eligibility categories, and the

     b)   RESERVED.

B.3  Indefinite Delivery Indefinite Quantity (IDIQ) Contract (DCHFP)

     B.3.1 DCHFP contractors will be paid the negotiated monthly capitation rate for each eligible member enrolled in their health plan.

     B.3.2 The guaranteed minimum for each DCHFP contract is $150,000 per year.

     B.3.3 The maximum for each DCHFP contract is 75,000 enrollees per year.

     RESERVED

     Rate Adjustment

     B.5.1 For DCHFP, Offerors shall propose a capitation rate to be effective for the base period of the contract. For the option periods of the contract, the capitation rate in effect will be the capitation rate for the base period, as adjusted in accordance with this Section B.5.1.

     No later than twelve (12) months after the date of contract award and annually thereafter, the District will conduct an actuarial review of the capitation rates in effect to determine the actuarial soundness of the rates paid to the Contractors. The actuarial review will take into account factors such as inflation, significant changes in the demographic characteristics of the member population, or the disproportionate enrollment selection of Contractor by members in certain rate cohorts.

     This actuarial review of the capitation rates may result in an annual adjustment, either increase or decrease, to the capitation rates. The District and Contractor shall negotiate the actual amount of the adjustment; however, the negotiated

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CONTRACT NO.: P0HC-2002-D-0003          4
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

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     adjustment shall not exceed the upper payment limits as defined in 42 CFR
     447.361.

          The annual adjustment shall be effective as of the first day of the option period to which the adjusted capitation rate applies. If the District and Contractor have not completed negotiations for the adjusted capitation rate by the first day of the affected option period, the Contractor shall continue to perform under the contract at the rates in effect for the preceding contract period. All negotiations shall be concluded by the end of the third month of the option period.

     B.5.2 RESERVED.

B.6  Rate Categories

     B.6.1 For DCHFP, capitation payments will be calculated based upon the monthly enrollment in each of the following enrollment categories and the capitation rate for that category:

               B.6.1.1 Infants Under 1 year of age

                    .    Delivery month
                    .    Birth month

               B.6.1.2 Children of 1 year through 12 years of age

               B.6.1.4 Females and ages 13 through 18 years of age

               B.6.1.4 Males ages 13 through 18 years of age

               B.6.1.5 Females ages 19 through 36 years of age

               B.6.1.6 Males ages 19 through 36 years of age

               B.6.1.7 Males and 37 years of age and older

               B.6.1.8 Females 37 years of age and older

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CONTRACT NO.: P0HC-2002-D-0003          5
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CONTRACT NO.: POHC-2002-D-OOO3          6
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

     B.6.2 Supplies/Services

AMERICAID Community Care

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CONTRACT NO.:    POHC-2002-D-0003                                  Page 7
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 LINE
 ITEM
NUMBER                 SUPPLIES/SERVICES                           TOTAL PMPM*
------------------------------------------------------------------------------
 0001    DC HEALTHY FAMILIES PROGRAM (DCHFP)
                                                PAGE

0001AA   Infants Under 1 year of age
            Delivery month (projected delivery)
            Birth month (actual month of birth)

0001AB   Children of 1 year of age through 12 years of age

0001AC   Females ages 13 through 18 years of age

0001AD   Males ages 13 through 18 years of age

0001AE   Females age 19 through 36 years of age

0001AF   Males ages 19 through 36 years of age

0001AG   Females 37 years of age and older

0001AH   Males 37 years of age and older

            *PMPM = per member per month
            The associated price is retrieved from
            Attachment J.1.

                        FOR DISTRICT USE ONLY
------------------------------------------------------------------------------
Line  AGY  YR  Index  PCA  OBJ  AOBJ  Grant  Proj  AG1  AG2  AG3    Percent
                                       PH     PH
------------------------------------------------------------------------------

Revenue Category:  Infants Under 1 year of age

Section B - Supplies/Services

     RATE CALCULATION

Contractor:        Americaid Community Care

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CONTRACT NO.:  POHC-2002-D-2003                                                                             PAGE 8
------------------------------------------------------------------------------------------------------------------
 ITEM                                                         UNIT OF        UTILIZATION
NUMBER         SUPPLIES/SERVICES                              SERVICE          PER 1000      UNIT PRICE     PMPM
------------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                     Days
0001AB   Skilled Nursing Facility                               Days
0001AC   Hospital Outpatient                                   Visits
0001AD   Physician                                             Visits
0001AE   Pharmacy                                           Prescriptions
0001AF   Transportation                                         Trips
0001AG   Durable Medical Equipment                              Units
0001AH   Home Health                                           Visits
0001AI   EPSDT                                                Services
0001AJ   Dental                                               Services       N/A
0001AK   Vision                                            Visits/Services   N/A
0001AL   Mental Health Services                            Visits/Services   N/A
0001AM   Other Services                                        Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1.000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

              (2) Unit Cost - Calculated by taking the total dollars divided by the total utilization

              (3) PMPM - Calculated by taking the total dollars divided by the annualized member months.

------------------------------------------------------------------------------------------------------------------

Revenue Category:  Delivery Month(projected delivery)

Section B - Supplies/Services

     RATE CALCULATION

Contractor:        Americaid Community Care

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Contract NO.:  POHC-2002-D-2003                                                                           PAGE 9
------------------------------------------------------------------------------------------------------------------
 ITEM                                                       UNIT OF        UTILIZATION
NUMBER         SUPPLIES/SERVICES                            SERVICE          PER 1000      UNIT PRICE      PMPM
------------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                   Days
0001AB   Skilled Nursing Facility                             Days
0001AC   Hospital Outpatient                                 Visits
0001AD   Physician                                           Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                         Visits
0001AI   EPSDT                                              Services
0001AJ   Dental                                             Services       N/A
0001AK   Vision                                          Vlsits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                      Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1.000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

              (2) Unit Cost - Calculated by taking the total dollars divided by the total utilization

              (3) PMPM - Calculated by taking the total dollars divided by the annualized member months.

------------------------------------------------------------------------------------------------------------------

Revenue Category: Birth month (actual month of birth)

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

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CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 10
------------------------------------------------------------------------------------------------------------------
 ITEM                                                       UNIT OF        UTILIZATION
NUMBER                   SUPPLIES/SERVICES                  SERVICE          PER 1000      UNIT PRICE      PMPM
------------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                   Days
0001AB   Skilled Nursing Facility                             Days
0001AC   Hospital Outpatient                                 Visits
0001AD   Physician                                           Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                         Visits
0001AI   EPSDT                                              Services
0001AJ   Dental                                             Services       N/A
0001AK   Vision                                          Visits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                      Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000-Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

               (2) Unit Cost - Calculated by taking
               the total dollars divided by the total
               utilization

               (3) PMPM - Calculated try taking the
               total dollars divided by the annualized
               member months.

------------------------------------------------------------------------------------------------------------------

Revenue Category: Children of 1 year of age through 12 years of age

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

-----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: P0HC-2002-D-0003                                                                            PAGE 11
-----------------------------------------------------------------------------------------------------------------
 ITEM                                                        UNIT OF        UTILIZATION
NUMBER                   SUPPLIES/SERVICES                   SERVICE         PER 1000       UNIT PRICE     PMPM
-----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                   Days
0001AB   Skilled Nursing Facility                             Days
0001AC   Hospital Outpatient                                 Visits
0001AD   Physician                                           Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                         Visits
0001AI   EPSDT                                              Services
0001AJ   Dental                                             Services        N/A
0001AK   Vision                                          Visits/Services    N/A
0001AL   Mental Health Services                          Visits/Services    N/A
0001AM   Other Services                                      Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

               (2) Unit Cost - Calculated by taking
               the total dollars divided by the total
               utilization

               (3) PMPM - Calculated by taking the
               total dollars divided by the annualized
               member months.

-----------------------------------------------------------------------------------------------------------------

Revenue Category: Females ages 13 through 18 years of age

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 12
----------------------------------------------------------------------------------------------------------------
 ITEM                                                        UNIT OF       UTILIZATION
NUMBER                 SUPPLIES/SERVICES                     SERVICE         PER 1000      UNIT PRICE     PMPM
----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                   Days
0001AB   Skilled Nursing Facility                             Days
0001AC   Hospital Outpatient                                 Visits
0001AD   Physician                                           Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                         Visits
0001AI   EPSDT                                              Services
0001AJ   Dental                                             Services       N/A
0001AK   Vision                                          Visits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                      Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

               (2) Unit Cost - Calculated by taking
               the total dollars divided by the total
               utilization

               (3) PMPM - Calculated by taking the
               total dollars divided by the annualized
               member months.

----------------------------------------------------------------------------------------------------------------

Revenue Category: Males ages 13 through 18 years of age

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 13
----------------------------------------------------------------------------------------------------------------
 ITEM                                                        UNIT OF       UTILIZATION
NUMBER                 SUPPLIES/SERVICES                     SERVICE         PER 1000      UNIT PRICE      PMPM
----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                   Days
0001AB   Skilled Nursing Facility                             Days
0001AC   Hospital Outpatient                                 Visits
0001AD   Physician                                           Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                         Visits
0001AI   EPSDT                                              Services
0001AJ   Dental                                             Services       N/A
0001AK   Vision                                          Visits/Services   N/A
O001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                      Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

               (2) Unit Cost - Calculated by taking
               the total dollars divided by the total
               utilization

               (3) PMPM - Calculated by taking the
               total dollars divided by the annualized
               member months.

----------------------------------------------------------------------------------------------------------------

Revenue Category: Females age 19 through 36 years of age

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 14
----------------------------------------------------------------------------------------------------------------
 ITEM                                                        UNIT OF       UTILIZATION
NUMBER                 SUPPLIES/SERVICES                     SERVICE         PER 1000      UNIT PRICE     PMPM
----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                    Days
0001AB   Skilled Nursing Facility                              Days
0001AC   Hospital Outpatient                                  Visits
0001AD   Physician                                            Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                          Visits
0001AI   EPSDT                                               Services
0001AJ   Dental                                              Services      N/A
0001AK   Vision                                          Visits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                       Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

              (2) Unit Cost - Calculated by taking the total dollars divided by the total utilization

              (3) PMPM - Calculated by taking the
              total dollars divided by the annualized
              member months.

----------------------------------------------------------------------------------------------------------------

Revenue Category: Males ages 19 through 36 years of age

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 15
----------------------------------------------------------------------------------------------------------------
 ITEM                                                       UNIT OF        UTILIZATION
NUMBER                 SUPPLIES/SERVICES                    SERVICE          PER 1000      UNIT PRICE     PMPM
----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                    Days
0001AB   Skilled Nursing Facility                              Days
0001AC   Hospital Outpatient                                  Visits
0001AD   Physician                                            Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                          Visits
0001AI   EPSDT                                               Services
0001AJ   Dental                                              Services      N/A
0001AK   Vision                                          Visits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                       Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000-
              Calculated by taking the total
              utilization multiplied by 12,000
              divided by the annualized member months

              (2) Unit Cost - Calculated by taking the total dollars divided by the total utilization

              (3) PMPM - Calculated by taking the
              total dollars divided by the
              annualized member months.

----------------------------------------------------------------------------------------------------------------

Revenue Category: Females 37 years of age and older

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 16
----------------------------------------------------------------------------------------------------------------
 ITEM                                                        UNIT OF       UTILIZATION
NUMBER                  SUPPLIES/SERVICES                    SERVICE         PER 1000      UNIT PRICE     PMPM
----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                    Days
0001AB   Skilled Nursing Facility                              Days
0001AC   Hospital Outpatient                                  Visits
0001AD   Physician                                            Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                          Visits
0001AI   EPSDT                                               Services
0001AJ   Dental                                              Services      N/A
0001AK   Vision                                          Visits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                       Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

              (2) Unit Cost - Calculated by taking the total dollars divided by the total utilization

              (3) PMPM - Calculated by taking the
              total dollars divided by the annualized
              member months.

----------------------------------------------------------------------------------------------------------------

Revenue Category: Males 37 years of age and older

Section B - Supplies/Services

     RATE CALCULATION

Contractor:       Americaid Community Care

----------------------------------------------------------------------------------------------------------------
CONTRACT NO.: POHC-2002-D-0003                                                                           PAGE 17
----------------------------------------------------------------------------------------------------------------
 ITEM                                                        UNIT OF       UTILIZATION
NUMBER                   SUPPLIES/SERVICES                   SERVICE         PER 1000      UNIT PRICE     PMPM
----------------------------------------------------------------------------------------------------------------
 0001    The Contractor shall provide covered services
         for Category of Aid" DCHFP Less Than 1 year
         Old Males and Females
0001AA   Hospital Inpatient                                    Days
0001AB   Skilled Nursing Facility                              Days
0001AC   Hospital Outpatient                                  Visits
0001AD   Physician                                            Visits
0001AE   Pharmacy                                         Prescriptions
0001AF   Transportation                                       Trips
0001AG   Durable Medical Equipment                            Units
0001AH   Home Health                                          Visits
0001AI   EPSDT                                               Services
0001AJ   Dental                                              Services      N/A
0001AK   Vision                                          Visits/Services   N/A
0001AL   Mental Health Services                          Visits/Services   N/A
0001AM   Other Services                                       Claims
         TOTAL CAPITATION
         ADMINISTRATIVE COST
         TOTAL PMPM
         AVERAGE HOSPITAL LENGTH OF STAY

         NOTE: (1) Utilization per 1,000 - Calculated by taking the total utilization multiplied by 12,000 divided by the annualized member months

              (2) Unit Cost - Calculated by taking the total dollars divided by the total utilization

              (3) PMPM - Calculated by taking the
              total dollars divided by the annualized
              member months.

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SECTION C

C.     Description/Specifications/Work Statement..............................  19

C.1    Scope..................................................................  19
C.2    Background.............................................................  36
C.3    Requirements...........................................................  38
C.4    Place of Business and Hours of Operation...............................  42
C.5    Marketing..............................................................  42
C.6    Enrollment, Education and Outreach.....................................  46
C.7    Member Services........................................................  52
C.8    Coverage of Services and Benefits......................................  55
C.9    Network................................................................  69
C.10   Utilization Management and Care Coordination Capabilities..............  84
C.11   Financial Functions.................................................... 104
C.12   Management Information System.......................................... 106
C.13   Quality Improvement.................................................... 109
C.14   Complaints, Grievances and Fair Hearings............................... 113
C.15   Implementation Plan.................................................... 120
C.16   Performance and Outcome Measures....................................... 121
C.17   Specific Requirements and Responsibilities for DCHFP Contractors Only.. 121
C.18   RESERVED............................................................... 133

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CONTRACT NO.: P0HC-2002-D-0003         18
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

--------------------------------------------------------------------------------

                                    Section C

C.   DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1  Scope

     C.1.1 The District of Columbia, Department of Health, Medical Assistance Program is seeking Contractors to provide healthcare services to its Medicaid eligible population enrolled in the District of Columbia Healthy Families Program (DCHFP).

               C.1.1.1 DCHFP: The DCHFP program is a capitated program that consists of an array of comprehensive healthcare and mental health services. Services will be provided to approximately 75,000 primarily low-income pregnant women, children and adults who are enrolled in the DCHFP managed care program on a mandatory basis. Effective April 1,2001 it is anticipated that approximately 11,000 additional eligible Medicaid recipients will be enrolled in the DCHFP program as a result of expanded coverage.

               C.1.1.2   RESERVED.

     C.1.2 Applicable Documents

          The Contractors shall comply with the most recent versions and future revisions to all federal and District of Columbia laws, Court Orders including Salazar v. The District of Columbia et al., regulations, policies, and subsequent amendments in the operation of its program, including, but not limited to, those barring discrimination in enrollment, access to health services, provision of health care and coverage. The following documents are applicable.

               Court Orders pertaining to Salazar v. The District of Columbia et
               al.
               DC Civil Action No. 93-452 (GK)(Salazar Court Order);
               Medicaid Managed Care Amendment Act 1992, DC Law 9-247,DC Code,
               sec 1-359./(d);
               Mayor's Order No. 93-219;
          .    42 CFR Part 434 subpart C, E, and F;
          .    Conditions of participation applicable to providers of services described in Section 1903(m) and 1932 of the Social Security Act,
               42 U.S.C. Section 1396b(m);
               Implementing federal regulations including 42 CFR 434 et seq.;

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               Terms and provisions of the waiver of federal law granted to the
               District by the Secretary of Health and Human Services under
               Section 1915(b) of the Social Security Act (42 U.S.C. Section
               1396n(b));
          .    Title XIX, the Medicaid Act;
          .    Conditions of participation applicable to providers of managed care services under the-District Code Section 1-359, and District of Columbia Municipal Regulation, Title 29, Chapters 53, 54, and
               55; and
          .    Memorandum of Agreement (MOA) Between MAA, and the Office of the
               Dixon Transitional Receiver, DC Commission on Mental Health.
          .    The Balanced Budget Act of 1997 .

     C.1.3 Definitions

     ACEDS:Automated Client Eligibility Determination System. The information system maintained by the District to document Medicaid claims payment and service provisions.

     Actuarially equivalent: Costs the same

     Addictions, Prevention, Recovery Administration (APRA): The District of
               Columbia's agency, responsible for alcohol and drug abuse treatment and prevention services, under the auspices of the Department of Health.

     Administrative Cost: All operating costs of the Contractor, including care coordination, but excluding medical costs.

     Adjudicated Claim: A claim that has been processed to payment or denial.

     Affiliate: Any individual, corporation, partnership, joint venture, trust, unincorporated organization or association, or other similar organization (hereinafter "Person"), controlling, controlled by or under common control with Contractor or its parent(s), whether such common control be direct or indirect. Without limitation, all officers, or persons, holding five percent (5%) or more of the outstanding ownership interests of Contractor or its parent(s), directors or subsidiaries of Contractor or parent(s) shall be presumed to be affiliates for purposes of the RFP and Agreement. For purposes of this definition, "control" means the possession, directly or indirectly, of the power (whether or not exercised) to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, other ownership interests, or by contract or otherwise including but not limited to the power to elect a majority of the directors of a corporation or trustees of a trust, as the case may be.

     Alcohol and Drug Abuse Treatment Services: Care and services which are covered under the District of Columbia Medicaid plan or that are otherwise furnished to District residents pursuant to any other funded

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               program and which are required for the diagnosis and treatment of an illness or condition which is classified as an addiction-related disorder under the ICD-9 or DSM-IV.

     Alternate Payment Name: The person to whom benefits are issued on behalf of a consumer.

     American Accreditation HealthCare Commission/URAC: Commission that establishes accreditation standards for managed care organizations.

     Appeals: A request from an Enrollee for a reversal of a denial by the managed care organization of authorization to provide a service prescribed by an in-plan, appropriately qualified practitioner (see also "Grievances").

     Authorization: see Prior Authorization, Service Authorization

     Automatic Enrollment: The process for assigning Enrollees to a health plan if they have not exercised their right to choose for themselves within the allowed timeframe.

     Business Days: A business day includes Monday through Friday except for those days recognized as federal holidays and/or District holidays.

     Cancellation/termination: Discontinuation of the contract for any reason prior to the expiration date.

     Capitation Rate: The monthly rate per Enrollee, fixed annually in advance, paid by the MAA to a contracted managed care plan for managing the services described in the contracted Evidence of Coverage, whether or not the Enrollee receives services during the period covered by the rate.

     Care Coordination: Refers to the activities of assisting Enrollees and service providers to coordinate care for Enrollees with multiple, complex, and/or intensive treatment needs, including participating in assessments, treatment planning, making referrals, providing health education, facilitating exchange of information, monitoring implementation of treatment plans, discharge planning and coordination. It also includes cooperating with other District agencies or entities serving Enrollees, such as, but not limited to, the Commission on Mental Health Services, Public Schools, and the District's Children and Family Services.

     Care Management System: In this document, refers to an organized system for managing the medical and/or mental health and alcohol and drug abuse care of Enrollees with complex care needs, including Primary Care Physicians' responsibility for providing and managing primary care, an EPSDT tracking system, a utilization management system with special procedures for high cost/high-risk cases, and care coordination.

     Case Management Services: Services which will assist individuals in gaining access to necessary medical, social, educational and other services.

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     Case Payment Name: The person in whose name benefits are issued.

     CASSIP: Reserved.

     Certified Nurse Midwife: An individual licensed under the laws within the scope of the Act of April 04, 1929 [P.L. 160, NO.155].

     Certified Registered Nurse Practitioner (CRNP): A registered nurse licensed in the District of Columbia who is certified by the Boards in a particular clinical specialty area and who, while functioning in the expanded role as a professional nurse, performs acts of medical diagnosis or prescription of medical therapeutic or corrective measures in collaboration with and under the direction of a physician licensed to practice medicine in the District of Columbia.

     Child: In this document, refers to children and adolescents ages 0 through 21 eligible for Medicaid and/or enrolled in a Medicaid Managed Care Program.

     Children's Health Insurance Program (SCHIP): Passed as part of the Balanced
               Budget Act of 1997, the Children's Health Insurance Program provides health insurance for children who come from working families with incomes too high to qualify for Medicaid, but too low to afford private health insurance.

     Children with Special Health Care Needs: Those children who have, or are at increased risk for, chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond those required by children generally. This definition includes children on SSI or who are SSI-related eligibles.

     Claim: A bill from a provider of a medical service or product that is assigned a unique identifier (i.e. claim reference number). A claim does not include an encounter form for which no payment is made or only a nominal payment is made.

     Clean claim: Claim submitted on an approved claim form, and containing complete and accurate information for all data fields required by the Contractor and MAA for final adjudication of the claim. If information that is not included on the claim form is necessary for adjudication of a claim, then such additional information shall be submitted as required in order for the claim to be considered "clean".

     Commission Accreditation Rehabilitation Facilities (CARF): An accreditation organization that develops and maintains practical and relevant standards of quality for programs and services.

     Complaint: An issue an Enrollee or provider presents to the managed care organization, either in written or oral form, which is subject to resolution by the Contractor, their designee and/or MAA.

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     Concurrent Review: A review conducted by the Contractor or MAA during a course of treatment to determine whether or not services should continue as prescribed or should be terminated, changed, or altered.

     Consumer Satisfaction Surveys: Valid and reliable surveys to measure
               Enrollees' overall satisfaction with Medicaid services and with specific aspects of those services, in order to identify problems and opportunities for improvement.

     Continuity of Care: Care provided to an Enrollee that is coordinated by a designated primary care provider or specialty provider to the greatest degree possible, so that the delivery of care to the Enrollee remains stable, services are consistent and unduplicated, and persons involved in the care and treatment of the Enrollee understand and support the plan of care.

     Contractor: A managed care organization participating in the District's
               Medicaid Managed Care Program authorized under DC Code sec. 1-359(d).

     Covered Services: Health care services that the Contractor shall provide to Enrollees, including all services required by this contract and state and federal law, and all additional services described by the Contractor in its response to the RFP for this contract.

     Credentialing: A review process to approve a provider or professional who applies to provide care in a hospital, clinic, medical group or in a health plan, based upon specific criteria, standards and prerequisites, including federal health care program requirements (see also "Primary Source Verification").

     Crisis Plan: A plan developed by the Enrollee, the Enrollee's family (when relevant) and the Enrollee's medical or mental health and alcohol or drug abuse providers to guide the management of medical or mental health/alcohol and drug abuse crises for which the Enrollee is at risk. In addition conditions which meet the definition of emergency, mental health conditions which severely compromise an individual's ability to maintain his or her customary level of functioning, or which put him or her at risk for harming self or others are also considered to be crisis situations.

     Cultural Competence: A set of skills that allow service providers and medical organizations to respond sensitively and respectfully to people of various cultures, races, ethnic backgrounds and religions, and sexual preferences and to communicate with them accurately and effectively to identify and diagnose health-related problems and to jointly develop culturally appropriate plans for treatment and self-care.

     Day: calendar day unless otherwise specified.

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     Deliverables: Those documents, records and reports required to be furnished to the MAA for review and/or approval pursuant to the terms of the RFP and Agreement.

     Denial of Services: Any determination made by the Contractor in response to a provider's request for approval to provide MAA-covered services of a specific duration and scope which: disapproves the request completely; approves provision of the requested service(s), but for a lesser scope or duration than requested by the provider; or disapproves provision of the requested service(s), but approves provision of an alternative service(s). An approval of a requested service which includes a requirement for a concurrent review by the Contractor during the authorized period does not constitute a denial.

     Denied Claim: An adjudicated claim that does not result in a payment obligation to a provider.

     Disease Management: An integrated treatment approach that includes the collaboration and coordination of patient care delivery systems and that focuses on measurably improving clinical outcomes for a particular medical condition through the use of appropriate clinical resources such as preventive care, treatment guidelines, patient counseling, education and outpatient care; and that includes evaluation of the appropriateness of the scope, setting and level of care in relation to clinical outcomes and cost of a particular condition.

     Disenrollment: Action taken by the MAA to remove a member's name from the monthly Enrollment Report following the MAA's receipt of a determination that the member is no longer eligible for enrollment.

     District of Columbia Healthy Families Program (DCHFP): District of
               Columbia Healthy Families Program is the District's combination of the Medicaid program and the State Children's Health Insurance Program (SCHIP).

     Developmental Disability: A severe, chronic disability that is (or is suspected of being):
               a) Attributable to a mental or physical impairment or combination of mental and physical impairments;
               b)   Manifested before the individual attains age 22;
               c)   Likely to continue indefinitely; and that
               d) Results in functional limitations or impairment of normal growth and development (if not treated); and
               e) When applied to infants and young children with substantial developmental delay or specific congenital or acquired conditions, either results, or, if not treated, could result in developmental disabilities.

     District: Refers to the Government of the District of Columbia.

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     Dixon Transitional Receiver: The court designated administrator and its successors of the DC Commission on Mental Health Services (CMHS), responsible for assuring that individuals with mental health needs receive care through an integrated, community-based system of care, responsible for administering the mental health services provided directly by the CMHS and through its contractors, and responsible for monitoring the provision of all mental health care under the Medicaid Managed Care Program.

     DSM-IV: the Diagnostic and Statistical Manual of Mental Disorders, Fourth
               Edition, which is the American Psychiatric Association's official classification of mental health and alcohol and drug abuse disorders.

     Dual Eligibles: An individual who is eligible to receive services through both Medicare and Medicaid.

     Early and Periodic Screening, Diagnosis, and Treatment (EPSDT): The pediatric component of the Medicaid program created and implemented by federal statute and regulations. This program establishes standards of care for children and adolescents under age 21, calling for regular screening and for the services needed to prevent, diagnose, correct or ameliorate a physical or mental illness, including alcohol and drug abuse, or condition identified through screening. Medicaid services for children are required as a matter of law to meet these standards, which may require that services outside traditional Medicaid benefits be provided when needed to treat such conditions.

     Eligibility Period: A period of time during which a consumer is eligible to receive MAA benefits. An eligibility period is indicated by the eligibility start and end date.

     Eligibility Verification System (EVS): The information system maintained by the District of Columbia Income Maintenance Administration that allows providers to verify eligibility status of Medicaid recipients.

     Emergency Medical Condition: A medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in:
               a) Placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy;
               b)   Serious impairment to bodily functions; and/or
               c)   Serious dysfunction of any body organ or part.

     Emergency Member Issue: A problem of a member (including problems related to whether an individual is a member), the resolution of which should occur immediately or before the beginning of the next business day in order to prevent a denial or medically significant delay in care to the

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               member that could precipitate a medical emergency condition or need for urgent care.

     Emergency Services: Covered inpatient or outpatient services that
               a)   Are furnished by an appropriate source;
               b) Are needed immediately because of an injury or sudden illness; and
               c) Cannot be delayed for the time required to reach the Contractor without risk of permanent damage to the Enrollee's health.

     Encounter Data: An encounter is defined as any health care service provided to a member. Encounters whether reimbursed through capitation, fee-for-service, or another method of compensation shall result in the creation and submission of an encounter record to the MAA. The information provided on these records represents the encounter data provided by the Contractor.

     Enrollee: A person eligible for the District's Medicaid program who is enrolled in a Medicaid Managed Care Program contracted health plan.

     Enrollment: The process by which a member's entitlement to receive services from a Contractor are initiated.

     Enrollment Broker: The Contractor that provides assistance to Medicaid eligibles in the selection of a health plan. The same Contractor will offer a 24-hour Helpline to answer Medicaid recipients' questions about participating in their health plans.

     Evidence of Coverage: Any certificate, agreement, contract or notification issued to an Enrollee that sets forth the responsibilities of the Enrollee and services available to the Enrollee.

     Experimental Treatment: A course of treatment, procedure, device or other medical intervention that is not yet recognized by the professional medical community as an effective, safe and proven treatment for the condition for which it is being used.

     External Quality Review (EQR): A requirement under Title XIX of the Social
               Security Act, Section 1902(a), (30), (c) for states to obtain an independent, external review body to perform an annual review of the quality of services furnished under state contracts with managed care organizations, including the evaluation of quality outcomes, timeliness and access to services.

     Fair Hearing: The process adopted and implemented by the District
               Department of Health in compliance with federal regulations and state rules relating to Medicaid Fair Hearings found at 42 CFR
               Part 431, Subpart E.

     Family: In this document, parents, foster parents, legal guardians or relatives who serve as a child's primary caregiver.

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     Family-Centered Care: Best practice principles for provision of medical, therapeutic and mental health care for children with special health care or developmental needs. Family-centered care establishes parents as the central members of a team of professionals that plan and implement services needed to address a child's needs; builds upon the strengths of the family; recognizes and addresses the impact of a child with special health care needs on caregivers, siblings and other family members; and arranges for services to be provided in the home or other natural settings whenever possible.

     Family Planning Services: Any medically approved diagnostic procedure, treatment, counseling, drug, supply, or device which is prescribed or furnished by a provider to individuals of childbearing age for the purpose of enabling such individuals to freely determine the number and spacing of their children.

     Federally Qualified Health Center (FQHC): A health center as defined in 42
               C.F.R. 405.2430 - 2470.

     Federally Recognized Services: Services refers to medically necessary services that must be made available to children and adolescents under the EPSDT program including the services listed in Attachment J.8.

     Fee-for-Service (FFS): Payment to providers on a per-service basis for health care services.

     Formulary: An exclusive list of drug products for which the Contractor will provide coverage to its members, as approved by the Medicaid Program.

     Fraud: An intentional deception or misrepresentation or concealment of the facts made by a person with the knowledge that the deception could result in some unauthorized benefit to himself/herself or another person. It includes any act that constitutes fraud under applicable federal or state law.

     General Accepted Accounting Principles (GAAP): A technical term in financial accounting. It encompasses the conventions, rules, and procedures necessary to define accepted accounting practice at a particular time. This includes not only broad guidelines of general application, but also detailed practices and procedures.

     Grievances: A complaint which cannot be resolved to the Enrollee's satisfaction or an issue presented by the Enrollee to the Contractor or MAA in writing for formal consideration.

     Health Care Financing Administration (HCFA): The federal agency within the Department of Health and Human Services responsible for oversight of Medicaid programs.

     Health Care Professional: Physician or other health care provider/practitioner if coverage for the professional's services, provided for under the

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               professional scope of practice, and included under the contract for the services of the professional. This term includes, but is not limited to: podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist and therapy assistant, speech-language pathologist, audiologist, registered or licensed practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist and certified nurse-midwife), licensed certified social worker, registered respiratory therapist and certified respiratory therapy technician.

     Health Maintenance Organization (HMO): A District of Columbia licensed risk-bearing entity which combines delivery and financing of health care and which provides basic health services to enrolled members for a fixed, prepaid fee.

     High Cost/High-Risk Case Management: Policies and procedures for effectively managing the authorization of treatment services for Enrollees with high cost and/or high-risk conditions to ensure efficient use of resources and high quality health outcomes.

     Immediate Need: A situation in which, in the professional judgment of the dispensing registered pharmacist, the dispensing of the drug at the time when the prescription is presented is necessary to reduce or prevent the occurrence or persistence of a serious adverse health condition.

     In-Plan Services: Services which are the payment responsibility of the Contractor.

     Income Maintenance Administration (IMA): District agency responsible for determining eligibility for Medicaid through TANF and TANF-related categories, and for administering determinations for SSI eligibility made by the Social Security Administration.

     Individuals with Disabilities Education Act (IDEA): Federal law governing the rights of infants and toddlers to receive early intervention and children with disabilities to receive educational services.

     Inquiry: Any member's request for administrative service, information or to express an opinion. Whenever specific corrective action is requested by the member, or determined to be necessary by the Contractor, it should be classified as a complaint.

     Involuntary Disenrollment: The termination of membership of an Enrollee under conditions permitted in this agreement.

     Joint Commission on Accreditation of Healthcare Organizations (JCAHO):
               National organization that sets standards for hospitals and other health care organizations and conducts reviews to determine whether they meet those standards in order to accredit them.

     LaShawn Receiver: Court designated administrator of the District Child and Family Services Agency responsible for investigating children's

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               protective issues, exercising custodial responsibility for children who are removed from the custody of their families, and administering foster care and other services needed to care for children while they are in the custody of the District.

     Managed Care Eligibles: District of Columbia residents who have been determined eligible for Medicaid in an eligibility category that requires them to participate in Medicaid Managed Care Program by enrolling in a health plan.

     Managed Care Organization (MCO): An entity which manages the purchase and provision of physical or behavioral health services.

     Management Information System (MIS): Computerized or other system for collection, analysis and reporting of information needed to support management activities.

     Medicaid: A program established by Title XIX of the Social Security Act which provides payment of medical expenses for eligible persons who meet income and/or other criteria.

     Medicaid Managed Care Program (MMCP): A program for the provision and management of specified Medicaid services through contracted Health Maintenance Organizations. MMCP was established pursuant to the Medicaid Managed Care Amendment Act of 1992, effective March 17, 1992 (DC Law 9-247, DC Code Section 1-359) as amended.

     Medical Assistance Administration (MAA): The Administration within the
               District of Columbia Department of Health responsible for administering all Medicaid services under Title XIX (Medicaid) for eligible recipients, including the Medicaid Managed Care Program and oversight of its managed care contractors.

     Medical Cost: All Third Party claims paid for medical services covered under Medicaid, excluding those services not covered under the contract as identified in Section C.8.

     Medical Necessity Criteria: Clinical determinations to establish a service or benefit that will, or is reasonably expected to:
               .    Prevent the onset of an illness, condition or disability;
               .    Reduce or ameliorate the physical, mental behavioral, or
                    developmental effects of an illness, condition, injury or disability;
               .    Assist the individual to achieve or maintain maximum
                    functional capacity in performing daily activities, taking into account both the functional capacity of the individual and those functional capacities appropriate for individuals of the same age.

     Medically Appropriate Transfer: A transfer from a hospital, which complies with the requirement of 42 U.S.C. Section 1395dd(c).

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     Medically Necessary Services: Services that are included in the District's
               Medicaid programs and meet medical necessity criteria established in this Request for Proposals.

     Member Month: One Enrollee who is enrolled in the MMCP for one month.

     Member Record: A record contained on the Daily Membership File or the Monthly Membership File that contains information on eligibility, managed care coverage, and the category of assistance, which help establish the covered services for which a consumer is eligible.

     Mental Health and Alcohol and Drug Abuse Services: Medicaid services for the treatment of mental or emotional disorders and treatment of chemical dependency disorders.

     National Committee on Quality Assurance (NCQA): An organization that sets standards, evaluates and accredits health plans and other managed health care organizations.

     Net Worth (Equity): The residual interest in the assets of an entity that remains after deducting its liabilities.

     Network: Means all contracted or employed providers in the health plan who are providing covered services to members.

     Network Provider: Health and mental health services provider who is an individual or organization selected and under contract with a specific contractor.

     Notice of Action: Written notice of a decision by a contractor to authorize, deny, terminate, suspend, or delay requested services for a specific Enrollee; approve or deny a grievance; approve or deny an appeal; or report on actions taken to resolve a complaint.

     Ombudsman: Entity that engages in impartial and independent investigation of individual complaints, advocates on behalf of consumers and issues recommendations. This function may be operated by an organization independent of the Contractor, or by a designated and appropriately delineated and empowered unit in a government agency.

     Out-of-Network Provider: A health or mental health and alcohol and drug abuse individual or organization who does not have a written provider agreement with a Contractor and therefore not included or identified as being the Contractor's network.

     Out of Plan Services: Services that are not included as covered services.

     Outreach: Activities performed by the Contractor or its designee to contact its Enrollees and their families, and to communicate information, monitor the effectiveness of care, encourage use of Medicaid resources and treatment compliance, and provide education.

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     Primary Care Provider (PCP): A board-certified or board-eligible provider who has a contract with a managed care plan to provide necessary well care, diagnostic, and primary care services, and to manage covered benefits for Enrollees in his or her caseload. A physician with a specialty of pediatrics, obstetrics/gynecology, internal medicine, family medicine or any other specialty the Contractor designates from time to time may serve as a PCP.

     Primary Source Verification: Credentialing procedures for the review and verification of original documents submitted for credentialing, including confirmation of references, appointments, and licensure from licensing authorities. (See also "Credentialing")

     Prior Authorization: A determination made by a Contractor to approve or deny a provider's or Enrollee's request to provide a service or course of treatment of a specific duration and scope to an Enrollee prior to the provision of the service. (See also "Service Authorization")

     Provider: An individual or organization that delivers medical, dental, rehabilitation, or mental health services.

     Provider Agreement: Any MAA-approved written agreement between the Contractor and a provider to provide medical or professional services to MAA consumers to fulfill the requirements of the contract.

     Qualified Family Planning Provider (QFPP): Any public or not-for-profit health care provider that complies with Title X guidelines/standards and receives Title X funding.

     Quality Improvement: Methods to identify opportunities for improving organizational performance, identify causes of poor performance, design and test interventions, and implement demonstrably successful interventions system-wide.

     Quality Management: An ongoing, objective and systematic process of monitoring, evaluating and improving the quality, appropriateness and effectiveness of care.

     Recipient: A person eligible to receive medical and/or behavioral health services.

     Recipient Month: One MA consumer covered for one (1) month.

     Rejected Claim: A claim that has erroneously been assigned a unique identifier and is removed from the claims processing system prior to adjudication.

     Remittance Advice: A written explanation accompanying payment to a provider indicating how the payment is to be applied.

     Residential Treatment Facility: 24-hour treatment facility primarily for children with significant behavioral problems who need long-term treatment.

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     Respite: A Service provided in order to offer a period of relief for a family member or other non-paid caregiver of a person who has needs requiring constant monitoring, assistance with activities of daily living, and/or treatment. Respite may be provided in the home setting by alternative caretakers, or out of home in a non-acute residential, nursing or hospital setting.

     Retrospective Review: Determination of the appropriateness or necessity of services after they have been delivered, generally through the review of the medical or treatment record.

     Risk Assessment: Assessment process based on medical records, phone contact, and when needed, an office visit or outreach to the home, to determine which Enrollees are most in need of medical and related services to improve their condition.

     Risk Pool: Deleted.

     Routine: Describes a level of health needs which is neither urgent nor emergent, but for which medical services can improve functioning and/or reduce symptoms.

     Salazar Monitor: Court monitor appointed to report, record, evaluate, observe, and provider recommendations to the United States District Court on the District's Medicaid program including processing of Medicaid applications and re-certification, eligibility verification, and arranging for, providing, and reporting on EPSDT services.

     School-Based Health Center: A health care site located on school building premises which provides, at a minimum, on-site, age-appropriate primary and preventive health services with parental consent, to children in need of primary health care.

     Section 1915(b) Waiver: A statutory provision of Medicaid that allows a state to partially limit the freedom of choice by consumers of Medicaid eligible services or that waives the requirements under Title XIX, the Medicaid Act, for statewideness of a plan or comparability of benefits.

     Senior Manager: A Contractor's staff member who has decision-making authority, and is accountable, for the performance of a major function and/or department.

     Service Authorization: A determination made by a Contractor to approve or deny a provider's or Enrollees' request to provide a service or course of treatment of a specific duration and scope to an Enrollee. (See also "Prior Authorization")

     SOBRA: Sixth Omnibus Budget Reconciliation Act, it allows states to expand coverage to pregnant women and children.

     Special Health Care Needs: See Children with Special Health Care Needs.

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     Spend-down: A process of establishing eligibility by allowing consumers to spend their excess net income on certain incurred or paid medical expenses. Eligibility may need to be redetermined monthly.

     Stabilize: The provision of treatment necessary to assure, within reasonable medical probability, that no material deterioration of an Enrollee's medical condition is likely to result.

     Start Date: The first date which consumers are eligible for medical services under the operational contract, and on which the Contractors are operationally responsible and financially liable for providing medically necessary services to consumers.

     Subcapitation: A provider in the Contractor's network paid on a per member/per month basis to cover some or all of its services. This method passes on a portion of risk to providers.

     Subcontract: Any written agreement between the Contractor and another party that requires the other party to provide services or benefits that the Contractor shall make available.

     Supplemental Security Income (SSI): A Medicaid category of assistance for blind or disabled individuals who are eligible for federal Supplemental Security Income benefits and Medicaid.

     SSI-Related: A Medicaid category, which includes, but is not limited to the same requirements as the corresponding category of SSI. Persons who receive Medicaid in SSI-Related categories may include, but are not limited to aged, blind or disabled and people determined to be Medically Needy.

     Sui Juris: Having full legal rights or capacity as in the case of emancipated minors.

     Temporary Assistance for Needy Families (TANF): Federally funded program that provides assistance to single-parent families with children who meet the categorical requirements for aid. TANF eligibles also qualify for Medicaid coverage.

     TANF-related Individuals: Persons who qualify for Medicaid and whose family incomes do not exceed 200% of FPL. TANF-related eligibility is determined by the District's State Medicaid Plan or federal law (including medically needy and transitional Medicaid).

     Third Party Liability: Insurance policy or other form of coverage with responsibility to pay for certain health services for a Medicaid eligible in addition to Medicaid. Includes commercial health insurance, worker's compensation, casualty, torts, and estates. These sources shall be used to offset the costs of Medicaid services.

     Third Party Resource (TPR):A third party resource is any individual, entity or program that is liable to pay all or part of the medical cost of injury,

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               disease or disability of a consumer. Examples of third party resources would include government insurance programs such as Medicare or CHAMPUS (Civilian Health and Medical Program of the Uniformed Services); private health insurance companies, or carriers; liability or casualty insurance; and court-ordered medical support. Such resources, or insurance, shall be billed prior to billing the MA Program, but a TPR should never interfere with an MA consumer's receipt of service.

     Title XVIII (Medicare): A federally-financed health insurance program administered by the Health Care Financing Administration (HCFA), covering almost all Americans sixty-five (65) years old and older and certain individuals under sixty-five (65) who are disabled or have chronic kidney disease. The program provides protection with an acute care focus under two parts: (1) Part A covers inpatient hospital services, post-hospital care in skilled nursing facilities and care in patients' homes; and (2) Part B covers primarily physician and other outpatient services.

     Transportation Services: Mode of transportation that can suitably meet
               Enrollee's medical needs. Acceptable forms of providing transportation include, but are not limited to, provision of bus, subway, or taxi vouchers; wheel chair vans; and ambulances.

     Triage: The process of determining the degree of urgency of the needs of an individual Enrollee, and then referring and/or further arranging for that Enrollee to receive the appropriate level of care.

     TTD/TTY: A telecommunications instrument enabling those with communication disorders to communicate over the telephone by using a keyboard. Also known as Teletype (TTY) or TTD.

     Urban: Consists of territory, persons and housing units in places, which are designated as 2,501 persons or more. These places shall be in close proximity to one another.

     Urgent Medical Condition: A condition, including a mental health and/or alcohol and drug abuse condition, less serious than an emergency medical condition, which is severe and/or painful enough to cause a prudent layperson, possessing an average knowledge of medicine, to believe that his or her condition requires medical evaluation or treatment within 24 hours in order to prevent serious deterioration of the individual's condition or health.

     Utilization Management: An objective and systematic process for planning, organizing, directing and coordinating health care resources to provide medically necessary, timely and quality health care services in the most cost-effective manner.

     Utilization Review Criteria: Detailed standards, guidelines, decision algorithms, models, or informational tools that describe the clinical factors to be considered relevant to making determinations of medical necessity

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               including, but not limited to, level of care, place of service, scope of service, and duration of service.

     Waiver: A process by which a state may obtain an approval from HCFA for an exception to a federal Medicaid requirement(s).

     Youth Services Administration (YSA): District agency responsible for administering services for youth who are in the custody of the District as a result of criminal activities.

     Acronyms

     ADA       Americans with Disabilities Act
     AMBHA     American Managed Behavioral Healthcare Association
     APRA      Addictions, Prevention, Recovery Administration
     CAHPS     Consumer Assessment of Health Plans Studies
     CARF      Commission on Accreditation of Rehabilitation Facilities
     CASSIP    Child and Adolescent SSI or SSI-Related Plans
     CLIA      Clinical Laboratory Improvement Amendment
     CMHS      Commission on Mental Health Services
     CO        Contracting Officer
     COTR      Contracting Officer Technical Representative
     DBE       Disadvantaged Business Enterprise
     DCHFP     District of Columbia Healthy Families Program
     DCPS      D.C. Public Schools
     DME       Durable Medical Equipment
     DOES      District of Columbia Department of Employment Services
     DOH       Department of Health
     D-U-N-S   Data-Universal-Numbering-System
     DUR       Drug Utilization Review
     EOB       Explanation of Benefits
     EPSDT     Early and Periodic Screening, Diagnosis, and Treatment
     ESA       Employment Standards Administration
     EVS       Eligibility Verification System
     FFS       Fee-For-Service
     FPL       Federal Poverty Level
     FQHC      Federally Qualified Health Center
     FTE       Full Time Equivalent Employees
     HCFA      Health Care Finance Administration
     HIPAA     Health Insurance Portability and Accountability Act
     HMO       Health Maintenance Organization
     ICF/MR    Intermediate Care Facilities for Mental Retardation
     IDEA      Individuals with Disabilities Education Act
     IDIQ      Indefinite Delivery Indefinite Quantity
     IEP       Individualized Education Plan
     IFB       Invitation for Offers
     IFSP      Individualized Family Services Plan
     IMA       Income Maintenance Administration

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     JCAHO     Joint Commission on Accreditation of Healthcare Organizations
     LBE       Local Business Enterprise
     LBOC      Local Business Opportunity Commission
     MAA       Medical Assistance Administration
     MH        Mental Health
     MIS       Management Information System
     MMCP      Medicaid Managed Care Program
     MOU       Memorandum of Understanding
     NAIC      National Association of Insurance Commissioners
     NCQA      National Committee on Quality Assurance
     OHRLBD    Office of Human Rights and Local Business Development
     OIG       Office of Inspector General, U.S. Department of Health and Human
               Services
     OMC       Office of Managed Care
     OTMP      Outreach and Transition Monitoring Plan
     PBC       Public Benefits Corporation
     PBM       Pharmacy Benefits Manager
     PCP       Primary Care Physician
     PMPM      Per Member Per Month
     QFPP      Qualified Family Planning Provider
     QI        Quality Improvement
     QISMC     Quality Improvement System for Managed Care
     RFP       Request for Proposal
     SA        Substance Abuse
     SCHIP     State Children's Health Insurance Program
     SOBRA     Sixth Omnibus Budget Reconciliation Act
     SSI       Supplemental Security Income
     TANF      Temporary Assistance to Needy Families
     TDL       Technical Direction Letter
     TPL       Third Party Liability
     TTY       Teletype
     UPL       Upper Payment Limit
     URAC      Utilization Review Accreditation Commission
     VFC       Vaccines for Children
     WIC       Special Supplemental Food Program for Women, Infants and Children
     YSA       Youth Services Administration

C.2  Background

     The Government of the District of Columbia, Department of Health Medical Assistance Administration is the single state agency with the responsibility for implementation and administration of the District of Columbia's Medicaid (i.e., Title XIX) and Children's Health Insurance (i.e., Title XXI - SCHIP) programs. Through these programs, approximately 125,000 eligible low-income family members and disabled and elderly individuals receive health insurance coverage. Of the 125,000 eligibles, approximately 50,000 are enrolled in the Fee for Service

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     program and are not the responsibility of the Contractor. The two components of the Medicaid system that are subject to this contract are as follows:

          DCHFP operates as a capitated waiver program under Section 1915(b) of the Social Security Act. The DCHFP serves approximately 75,000 primarily low-income pregnant women, children and adults (e.g., TANF, SOBRA and SCHIP eligibles) who are enrolled on a mandatory basis in health maintenance organizations (HMOs). The HMOs are required to provide a comprehensive array of medically necessary health care and mental health services to DCHFP enrollees. Beginning April 1, 2001, MAA anticipates expanding DCHFP coverage to include individuals up to 200% of the Federal Poverty Level (FPL). The expanded coverage to 200% FPL is anticipated to include 11,000 new Enrollees.

               C.2.1.1 In addition, MAA is submitting an amendment to the District's Medicaid State Plan to the Health Care Finance Agency (HCFA) requesting to provide outpatient drug and alcohol rehabilitation services. Contingent upon HCFA approval, these services will be available to DCHFP Enrollees on a FFS reimbursement basis through a specialized provider network. DCHFP contractors are not financially responsible for the delivery of outpatient and rehabilitation services.

          RESERVED.

     C.2.3 DCHFP responsibility for Proposed Alcohol and Drug Abuse Services Contingent upon HCFA approval of the District's waiver request, the District MAA will select a network(s) of alcohol and drug abuse treatment providers to provide outpatient, day treatment, methadone, residential and detoxification services to DCHFP Enrollees. The contracted alcohol and drug abuse treatment provider network will be paid by MAA on a for fee-for-service (FFS) basis for Enrollees of the DCHFPs. Although the DCHFPs will not be responsible for paying providers for these services, the DCHFP Contractors shall have a role with regard to alcohol and drug abuse treatment, including: (1) assisting MAA in the selection of the alcohol and drug abuse treatment provider network(s); (2) assisting MAA in the development of protocols, policies and procedures that govern referral and coordination of care; (3) establishing protocols, policies and procedures that govern the delivery of dual diagnosis services (mental health and alcohol and drug abuse); (4) referring Enrollees suspected of needing alcohol and drug abuse treatment; and(5) participating in multidisciplinary staffing to ensure coordination of alcohol and drug abuse treatment and mental health and/or physical health care needs. DCHFP Contractors' capitation will include costs associated with the

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          administrative functions of referral and care coordination for
          Enrollees needing alcohol and drug abuse treatment.

     C.2.4 The MAA's principal objective in the development of this solicitation is to ensure the selection of Contractors who can provide high quality health care services and supports to all enrollees. The MAA has also identified the following desired outcomes and guiding principles for each specific program.

               C.2.4.1   For DCHFP:

                         . Improve access to and coordination of Individuals with Disabilities Education Act (IDEA) health related services for IDEA eligible children;
                         . Improve health outcomes for children through increased compliance with Early and Periodic Screening, Diagnosis, and Treatment (EPSDT);
                         . Improve birth outcomes through earlier and increased participation in prenatal care;
                         . Improve coordination of care for individuals with serious and complex conditions including children with special health care needs;
                         . Improve access to mental health and alcohol and drug abuse treatment, and improve coordination between primary care and mental health/alcohol and drug abuse treatment;
                         . Improve access for individuals to appropriate services and supports; and
                         . Utilize public resources in the most efficient manner possible.

               C.2.4.2   RESERVED.

C.3  Requirements

     The requirements in this section pertain to DCHFP program the contractor(s) shall:

     C.3.1 Network

               C.3.1.1. Maintain an adequate network of health service providers and agencies that is of sufficient size and scope to meet the health and mental health care needs of Medicaid Enrollees and the specifications of this contract;

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               C.3.1.2   Maintain accurate and current information regarding the
                         membership of its provider network and the capacity of each primary care provider within the network to accept new patients;

               C.3.l.3 Provide complete, accurate and current written information about its network, services, and procedures to any prospective or current Enrollee, the representatives of such Enrollees and organizations that counsel Medicaid-eligible persons regarding their choice of plans.

     C.3.2 Organizational Requirements

               C.3.2.1   Organizational Structure

                         The Contractors shall have a well-defined organizational structure with clearly assigned responsibility and accountability for major managed care functions. The Contractor may combine functions or assign responsibility for a function across multiple departments, as long as the staffing, duties and functions are carried out as required in the following subsections.

               C.3.2.2 The Contractors shall identify key personnel for functions specified in Sections C.3.2.3 through
                         C.3.2.12 below that are considered to be essential to the work being performed.

               C.3.2.3 The Contractors shall have a Chief Executive Officer with clear authority over the entire operation and designate a Senior Manager with overall responsibility for fulfilling the terms for each of its Medicaid Managed Care Program contracted plan(s).

               C.3.2.4 The Contractors shall have a Chief Financial Officer to oversee the budget and accounting system.

               C.3.2.5 The Contractors shall designate a board-certified physician licensed in the District with at least five years experience to serve as Medical Director for its Medicaid Managed Care Program contracted plan(s). The responsibilities of the Medical Director pertain to physical health care and include the following functions:

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                         C.3.2.5.1 Development of clinical practice standards,
                                   policies, procedures, and performance
                                   standards;

                         C.3.2.5.2 Review and resolution of quality of care
                                   problems;

                         C.3.2.5.3 Participation in grievance and appeal
                                   processes related to service denials and clinical practice;

                         C.3.2.5.4 Development, implementation, and review of
                                   the internal quality assurance and
                                   utilization management programs;

                         C.3.2.5.5 Oversight of the referral process for
                                   specialty and out-of-plan services;

                         C.3.2.5.6 Leadership and direction for the Contractor's
                                   clinical staff recruitment, credentialing and privileging activities;

                         C.3.2.5.7 Leadership and direction for the Contractor's
                                   prior authorization and utilization review process;

                         C.3.2.5.8 Leadership and direction of policies and
                                   procedures relating to confidentiality of clinical records; and

                         C.3.2.5.9 Participation in meetings called by MAA

               C.3.2.6 The Contractors shall designate a single Senior Manager, which mayor may not be the contracted Psychiatric Medical Director, with overall responsibility for performance of the Contractor's obligations to provide mental health services and to coordinate with the Commission on Mental Health Services and the Dixon Transitional Receiver.

               C.3.2.7 The Contractors shall designate a Senior Manager with overall responsibility for a Quality Improvement Program

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                         to assess ongoing quality and to develop and implement
                         the Contractor's Quality Improvement Plan.

               C.3.2.8 The Contractors shall designate a Senior Manager with overall responsibility for a Care Coordination Program to coordinate care for Enrollees with multiple, complex, and/or intensive treatment needs including individuals in need of alcohol and drug abuse treatment.

               C.3.2.9 The Contractors shall designate a Senior Manager with overall responsibility for a Member Services Program to communicate with Enrollees on a twenty-four (24) hours per day, seven (7) days per week basis, act as member advocates, and coordinate members' use of the complaint, grievance, and appeals process.

               C.3.2.10 The Contractors shall designate a Senior Manager with overall responsibility for a Provider Services Program to coordinate communications between the MCO and its providers and oversee provider network management.

               C.3.2.11 The Contractors shall designate a Senior Manager with overall responsibility for Management Information Services to support the operations of computerized system for collection, analysis and reporting of information.

               C.3.2.12  Medicaid Advisory Committee

                         C.3.2.12.1 The Contractors shall establish an Advisory
                                   Committee within sixty (60) days of contract award. The Contractor shall ensure that this committee meets at least quarterly to advise the Contractors on matters relating to services to enrollees.

                         C.3.2.12.2 The Advisory Committee shall also include
                                   network providers, Enrollees, and sufficient other stakeholders, representative of relevant advocacy groups, trade associations, and the District agencies that serve Medicaid managed care Enrollees to provide comprehensive feedback on the Contractor's operations and planned changes. At a minimum, the Advisory Committee shall include a representative of the Commission

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                                   on Mental Health Services/Dixon Transitional
                                   Receiver, the DC Public Schools, the
                                   District's Court System, Child and Family
                                   Services Agency/LaShawn Receiver, the Use
                                   Your Power Parent Advisory Council, the
                                   Department of Human Services Youth Services
                                   Administration, the Chief Executive Officer of his/her designee of the MAA contracted alcohol and drug abuse provider network(s), and the Department of Human Services Early Intervention Program.

                         C.3.2.12.3 MAA will approve the overall representation
                                   on this Committee and the scope of its
                                   jurisdiction.

                         C.3.2.12.4 The Contractors shall generate and maintain
                                   minutes and records of the agendas of the meetings, issues raised and any recommendations made to resolve identified issues or to improve the Contractor's operations. These records shall be available within three (3) working days of each meeting, and may be reviewed by MAA or its representative, upon request.

     Place of Business and Hours of Operation

     The Contractor shall maintain a business office in the District which shall operate Monday through Friday between 8:00 a.m. and 5:00 p.m. and which shall be adequately staffed to ensure prompt and accurate responses to inquiries from current or prospective Enrollees, providers of the Contractor's network and officials of the District or federal governments. The Contractor shall provide live access twenty-four (24) hours per day, seven (7) days per week to its Member Services program and other key functions that support care coordination and utilization.

     Marketing

     The Contractor shall comply with the Balanced Budget Act of 1997.

     C.5.1 Permissible Marketing Activities

          In addition to the requirements of the Balanced Budget Act of 1997, the Contractor shall be responsible for distributing all permissible marketing materials throughout the District of Columbia. The Contractor shall be permitted to perform the following marketing activities under this contract:

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               C.5.1.1   General information distributed through mass media
                         (i.e., newspapers, magazines and other periodicals, radio, television the Internet, and other media outlets);

               C.5.l.2 Telephone calls, mailings and home visits are permissible only to individuals who are current Enrollees of the Contractor for the sole purpose of educating current Enrollees about services offered by or available through the Contractor;

               C.5.1.3 General activities which benefit the entire community such as health fairs, school contributions or activity sponsorships, and health education and promotion programs; and

               C.5.l.4 Materials as requested and/or required by the District to be distributed by its enrollment agent.

     Prior Approval of all Marketing Activities and Materials

               C.5.2.1 The Contractor shall submit a detailed description of its marketing plan and all materials that it intends to use to MAA sixty (60) days prior to implementation of the marketing plan.

     Content of Marketing Materials and Information

               C.5.3.1 Written brochures and materials which are intended to encourage eligibles to select the Contractor and are distributed through the permissible marketing activities described Section 0 shall be written at the
                                              ---------
                         fifth (5th) grade reading level and shall at a minimum contain the following information:

                         C.5.3.1.1 A statement that Medicaid beneficiaries can
                                   choose to enroll in any plan that is offered;

                         C.5.3.1.2 A listing of covered services and cost
                                   sharing requirements if applicable;

                         C.5.3.1.3 An explanation of beneficiaries' rights to
                                   select a primary care provider and to obtain family planning services from any qualified family planning provider, including the qualified family planning agencies that may

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                                   not be providers of the Contractor's network;

                         C.5.3.1.4 An explanation of the importance of selecting
                                   a primary care provider from whom or through whom all care will be obtained;

                         C.5.3.1.5 An explanation of the right of an Enrollee
                                   needing mental health or alcohol and drug abuse services to receive such care and have a choice of network providers.

                         C.5.3.1.6 An explanation of the availability of
                                   assistance from the District or its agent in selecting a health plan; and

                         C.5.3.1.7 Where and how to obtain easy, userfriendly,
                                   yet detailed and specific information on available providers in the Contractor's network prior to making a final plan selection.

               C.5.3.2 The Contractor shall furnish the following information through the permissible marketing activities described in Section C.5.1:

                         C.5.3.2.1 An explanation of services available through
                                   the Contractor;

                         C.5.3.2.2 A description of the service network offered
                                   by the Contractor (including types of
                                   providers, locations of providers, and
                                   hours);

                         C.5.3.2.3 The availability of services for persons
                                   whose primary language is not English or who have a disability; and

                         C.5.3.2.4 The availability of transportation services.

     C.5.4 Permissible Marketing Activities of Network Providers

               C.5.4.1 The Contractor shall ensure that its network providers comply with Sections C.5 in performing any marketing activities on the Contractor's behalf.

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               C.5.4.2   Marketing information distributed by a provider in the
                         Contractor's network that is directed to the provider's current patients shall be limited to general information about their health plan and notification of the provider's inclusion in the Contractor's network.

               C.5.4.3 The Contractors shall provide the District's Enrollment Broker with listing of its network providers. When a listed provider serves other health plans as well, the names of those health plans shall be disclosed.

               C.5.4.4 All such information shall include a statement that Medicaid beneficiaries can choose to enroll in any MMCP plan that is offered for their eligibility group.

     C.5.5 Prohibited Information and Activities

               The Contractor and their Subcontractors are prohibited from distributing the following information or conducting the following activities:

               C.5.5.1 Materials which mislead or falsely describe covered or available services;

               C.5.5.2 Materials which mislead or falsely describe the Contractor's provider participation network, the participation or availability of network providers, the qualifications and skills of network providers (including their bilingual skills), or the hours and locations of network services;

               C.5.5.3 Offering gifts of more than the minimums value cash promotions, and/or other insurance products which are designed to induce enrollment by individual beneficiaries;

               C.5.5.4 Compensation arrangements with marketing personnel that utilize any type of payment structure in which compensation is tied to the number (or classes) of persons who enroll;

               C.5.5.5 Direct soliciting of members, either by mail, door-to-door or telephonic, of prospective Enrollees; and

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               C.5.5.6   Engaging in any marketing activity or using any
                         marketing material not approved in advance by the District.

C.6  Enrollment, Education and Outreach

     The Contractor shall develop procedures and materials to assist new Enrollees in selecting a PCP; inform them of covered services, benefits and procedures; and inform them of their rights as Plan Enrollees and Medicaid recipients and how to exercise their rights. All such material shall be submitted to MAA for approval prior to distribution.

     C.6.1 Coordination with the District's Agent/Enrollment Broker

               The Contractor shall coordinate enrollment, education, and outreach activities with the District, or its Agent/Enrollment Broker.

     C.6.2 Acceptance of all Enrollees

               The Contractor shall accept each individual who is enrolled in or assigned to the Contractor by the District or its agent.

     C.6.3 Evidence of Coverage

               Within ten (10) business days of the date on which the District or its agent notifies the Contractor that an individual has been enrolled with the Contractor, the Contractor shall provide each Enrollee with written evidence of coverage and a Member Handbook written equivalent to a fifth grade reading level that shall include the following orientation and education materials:

               C.6.3.1 A plan membership card which contains the effective date of enrollment, the individual's Enrollee identification number (including the DC Medicaid ID number), the Contractor's general information and emergency telephone numbers, and other general information;

               C.6.3.2 Conditions of enrollment, the scope, content, duration and limitation of coverage in the plan;

               C.6.3.3 Explanation of the procedure for obtaining benefits, including the address and telephone number of the Contractor's office or facility and the days that the office or facility is open and services are available;

               C.6.3.4 Explanation of how and where to access emergency medical care availability to Enrollees twenty-four (24)

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                         hours a day, seven (7) day a week; a description of the
                         process for using either in network or out-of-network providers for emergency services; and an explanation of out-of-plan coverage;

               C.6.3.5 A confirmation of the Enrollee's selection of a primary care provider if a PCP was designated at the time of enrollment;

               C.6.3.6 For Enrollees who have not selected a PCP, an explanation of the auto-assignment process; the Enrollee's right to select and change their PCP; and instructions on how to select a PCP. The instructions shall include a process for selection by telephone and an explanation that an Enrollee may remain with his or her current PCP if the PCP is a member of the Contractor's network;

               C.6.3.7 Information on prescription coverage and co-pay schedules as applicable;

               C.6.3.8 A list of all current network primary care providers with open practices, with their board certification status, addresses, telephone numbers, availability of evening or weekend hours, and all languages spoken;

               C.6.3.9 An explanation of how the Enrollee may obtain an initial assessment with a network outpatient mental health or contracted alcohol and drug abuse network provider, and how to obtain assistance in locating a provider;

               C.6.3.10 An explanation of how the Enrollee may obtain specialty care and the costs, if any, associated with specialty care;

               C.6.3.11 An explanation of the Enrollee's opportunity to obtain family planning services covered under this contract from a qualified family planning provider of their choice regardless of the family planning provider's membership in the Contractor's network;

               C.6.3.12 A separate brochure explaining the EPSDT program which includes a list of all of the services available to children, a statement that services are free, and a telephone number which Enrollees can call to receive assistance in scheduling an appointment and obtaining transportation;

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               C.6.3.13  Information on how to request IDEA evaluation for an enrolled child through the Contractor's network;

               C.6.3.14 Notification of the Enrollee's responsibility to report any ongoing care corresponding to a plan of care at the time of enrollment and their rights to continue that treatment under the Contractor on a transitional basis as described in Section C.8.4;

               C.6.3.15 Notification of the Enrollee's responsibility to report any third party payment source to the Contractor and the importance of doing so;

               C.6.3.16 A description of the Enrollee's rights under the plans including:

                         C.6.3.16.1 The right to obtain information listed in
                                   Section C.7.4.3, upon request;

                         C.6.3.16.2 Notification of how to submit a grievance or
                                   complaint and information about how to
                                   contact the Ombudsmen for assistance in doing so;

                         C.6.3.16.3 The right of an Enrollee to receive
                                   assistance from a personal representative of the Enrollee's choice during grievance or complaint procedures; and

                         C.6.3.16.4 The Enrollee's right to request a hearing
                                   with the Office of Fair Hearings;

               C.6.3.17 Identification of the services that are covered under the District's Medicaid plan but that are not part of Contractor's service benefit package and that therefore may be obtained from any participating Medicaid provider without adhering to Contractor's procedures. Information regarding allowable reasons and procedures for disenrolling from the Contractor's plan;

               C.6.3.18 Information on the availability of transportation and interpretation services as required in Section C and Attachment A.2.1(g) under this contract and the procedures for requesting such assistance;

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               C.6.3.19  As needed, the Contractor shall make the above listed materials available to Enrollees in English, Spanish, Vietnamese, Chinese, Braille, or audio format; and

               C.6.3.20 The Contractor shall issue updates to the Member Handbook when there are material changes that will affect access to services and information about the Medicaid Managed Care Program and shall provide at least an annual mailing of the complete updated Member Handbook.

     C.6.4 Selection of Primary Care Provider

               C.6.4.1 The Contractor shall allow each Enrollee the freedom to choose from among its participating PCPs, and change PCPs as requested. The Contractor shall notify Enrollees of procedures for changing PCPs. The materials used to notify Enrollees shall be approved by MAA.

               C.6.4.2 If the Enrollee desires, the Contractor shall allow him or her to remain with his or her existing PCP if the PCP is a member of Contractor's primary care network.

               C.6.4.3 If an Enrollee does not choose a PCP, the Contractor shall match Enrollees with PCPs by:

                         C.6.4.3.1 Assigning Enrollees to a provider from whom
                                   they have previously received services, if the information is available;

                         C.6.4.3.2 Designating a PCP who is geographically
                                   accessible to the Enrollee;

                         C.6.4.3.3 Assigning all children within a single family
                                   to the same PCP; and

                         C.6.4.3.4 Asigning a child with a significant medical
                                   condition to a practitioner experienced in treating that condition, if the Contractor knows of the condition.

               C.6.4.4 The Contractor shall ensure that all new Enrollees select or are assigned to a PCP within sixty (60) days of enrollment. The Contractor shall ensure that Enrollees receive information about where they can receive care during the time period between enrollment and PCP selection/assignment. The Contractor shall notify the

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                         Enrollee of his or her assigned PCP within five (5)
                         days of assignment.

               C.6.4.5 The Contractor shall document the number of requests to change PCPs and the reasons for such requests, and report them to the District on a quarterly basis in accordance with Section F.5.

     C.6.5 Responsibility for Newborns

               C.6.5.1 The Contractor(s) shall submit the newborn's name and date of birth to the Enrollment Broker and MAA when requesting enrollment of the newborn to the mother's health plan ten (10) days after the birth of the child. A newborn shall be enrolled from its birth month through its eligibility end date except as provided in Section H.1.1.2. A newborn shall remain enrolled in the health plan of birth until a Medicaid number is assigned to the newborn. A mother can not disenroll the newborn from the health plan of birth until a Medicaid number has been assigned to the newborn.

               C.6.5.2 As noted in Section C.6.5.1, a newborn will be enrolled from its birth month through eligibility end date unless specified in this section:

                         C.6.5.2.1 If the newborn is abandoned the newborn shall
                                   remain in the mother's health plan until alternative medical care is determined. The contractor shall ensure that the newborn has a Medicaid number before the transfer of the newborn for alternative medical care.

                         C.6.5.2.2 If the newborn is placed for adoption the
                                   newborn shall remain in the birth mother's health plan until alternative medical care is determined. The contractor shall ensure the newborn has a Medicaid number before the transfer of the newborn for alternative medical care.

                         C.6.5.2.3 The contractors shall submit the Newborn
                                   Notification Report to MAA by the tenth
                                   (10th) day of each month in accordance with Section F.5. The Newborn Notification Report shall include all newborns identified

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                                   since the submission of the last report. See
                                   Attachment J.4 for a sample copy of the
                                   report.

               C.6.5.3 The Contractor shall assure that each high-risk newborn receives a home visit conducted by a registered nurse within forty-eight (48) hours of discharge from the birthing hospital or birthing center. The visit shall be in compliance with established home visit protocol. During the home visit the nurse will conduct an assessment of the home environment; parent-child attachment; family resources, supports, and linkages; as well as family and parent risk factors. The nurse will also review with the parent(s) and/or guardian(s) the infant health care information materials provided by the hospital and/or birthing center to assure that parent(s) and/or guardian(s) understand the infant's health and wellness needs. The nurse will provide referrals for any needed services to link the family to the most convenient and appropriate sources of on-going support. The nurse will provide post-visit follow-up either in person or by telephone to assure that the family is linked to referral sources. The contractor's response to this solicitation shall include proposed newborn home visiting protocol. The contractors shall comply with any relevant data reporting requirements.

     C.6.6 Disenrollment of Enrollees

               C.6.6.1   The Contractor shall not disenroll any Enrollee.

               C.6.6.2 The Contractor may request that MAA disenroll an Enrollee who demonstrates a pattern of disruptive or abusive behavior or obtaining services in a fraudulent or deceptive manner.

                         C.6.6.2.1 In addressing the pattern and in requesting
                                   disenrollment, neither the Contractor nor the network providers may in any way discriminate against the Enrollee.

                         C.6.6.2.2 The Contractor shall make the request in
                                   writing in accordance with the process set forth in Section H.1.1.3. The Contractor shall include supporting documentation of the documentation of the conduct of the enrollee who

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                                   demonstrates a pattern of disruptive, abusive
                                   behavior, obtaining services in a fraudulent or deceptive manner.

                         C.6.6.2.3 The Contractor shall not request a
                                   disenrollment of an enrollee solely because of an adverse change in mental health status.

C.7  Member Services

     The Contractor shall maintain a Member Services Department that is adequately staffed with qualified individuals who shall assist Enrollees, Enrollees' family members, or other interested parties (consistent with laws on confidentiality and privacy) in obtaining information and services under this plan.

     C.7.1 New Enrollee Orientation

               The Contractor shall offer culturally appropriate orientation sessions for new Enrollees conducted in, at a minimum, Spanish, English, Vietnamese, Chinese and American Sign Language as appropriate to the audience. Orientation sessions can be either in a group setting or in individual meetings and shall, at a minimum, cover the following topics:

               C.7.1.1   Explanation of EPSDT services;

               C.7.1.2 The availability and scheduling of transportation services;

               C.7.1.3 Promotion of family-centered care and family involvement in care and treatment planning;

               C.7.1.4 Procedures for accessing care including mental health and alcohol and drug abuse services and services received outside the Contractor's network;

               C.7.1.5 The types of assistance that can be provided by the Ombudsman and how to contact the Ombudsman;

               C.7.1.6 Enrollee rights in Medicaid Managed Care Program contracted plans and with the Office of Fair Hearings; and

               C.7.l.7 Enrollee's responsibility for reporting any third party payment source to the Contractor.

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     C.7.2 Member Services Telephone Line

               The Contractor shall operate a live access toll-free Member Services telephone line twenty-four (24) hours per day, seven (7) days per week. The Member Services telephone line shall:

               C.7.2.1 Have procedures effective in promptly identifying special language needs and routing them to staff and/or services capable of meeting those needs;

               C.7.2.2 Maintain TTY or comparable services for people who are hearing impaired;

               C.7.2.3 Provide a system that allows non-English speaking callers to talk to a bilingual staff person or an interpreter accessed through the AT&T language line or an equivalent service, who can translate to an English speaking staff person; and

               C.7.2.4 Be monitored to measure performance such as, but not limited to, abandonment rate and average response time to live interaction.

     C.7.3 Member Assistance

               C.7.3.1 The Contractor shall ensure that Member Services staff is also available to assist Enrollees in person when needed during regular business hours.

               C.7.3.2   Member Services staff shall:

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                         C.7.3.2.1 Provide information related to covered
                                   services, accessing care, and enrollment status;

                         C.7.3.2.2 Provide information on how to assist
                                   Enrollees with accessing mental health and alcohol and drug abuse care;

                         C.7.3.2.3 Assist any Enrollee to file a complaint or
                                   grievance if the member services staff cannot resolve the issue;

                         C.7.3.2.4 Provide information on contacting the
                                   Ombudsman for assistance with filing a
                                   complaint or grievance;

                         C.7.3.2.5 Assist Enrollees in selecting a PCP, or
                                   locating another network provider; and

                         C.7.3.2.6 Schedule appointments and arrange
                                   transportation for services if requested and necessary. The Contractor shall not establish a requirement that such requests be made more than five (5) calendar days in advance.

               C.7.3.3 The Contractor shall ensure that Member Services Department staff has access to current information about all providers in the network, including mental health providers, and all providers in the MAA contracted alcohol and drug abuse network (and also including, but not limited to: specialty; board certification status; geographic location, including address and telephone number; office hours; open or closed panels; handicap accessibility; and cultural and linguistic abilities.

     C.7.4 Member Information

               C.7.4.1 All materials furnished to prospective and current Enrollees shall be available in English, Spanish, Vietnamese, Chinese and Braille as well as other languages that the District may designate if speakers of that language comprise of the Contractor's Medicaid enrollment. Additionally the information shall meet threshold comprehension equivalent to a grade five (5) reading level.

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               C.7.4.2   The Contractor shall have a protocol for communicating
                         member information accurately and completely to Enrollees who speak languages other than those made available or those who cannot read.

               C.7.4.3 The Contractor shall provide within five working days the following information to any Medicaid client, upon request:

                         C.7.4.3.1 Procedures for authorization of services;

                         C.7.4.3.2 The Contractor's financial condition;

                         C.7.4.3.3 Description of any provider incentive plans
                                   per 42 C.F.R. 417.479(h)(3);

                         C.7.4.3.4 Summaries of any Enrollee satisfaction
                                   surveys; and

                         C.7.4.3.5 Formularies, if any.

               C.7.4.4 If a subcontractor providing direct services to Enrollees terminates his/her subcontract, the Contractor shall ensure that all Enrollees in the subcontractor's caseload are notified of the termination thirty (30) days in advance, or as soon as possible after a termination made with less than thirty
                         (30) days prior notice. The notice shall specify how Enrollees can get needed services after the termination

C.8  Coverage of Services and Benefits

     The Contractor shall develop, contract, arrange and provide for all medically necessary covered services to Enrollees in each of the plans as specified in Attachment J.8, and as specified in the Medicare post-stabilization requirements, which are available in the Reference Library.

     C.8.l Medical Necessity

               C.8.1.1 The District defines medical necessity as services, equipment, or pharmaceutical supplies that are:

                         C.8.1.1.1 Reasonably expected to prevent the onset of
                                   an illness, condition or disability; reduce or ameliorate the physical, behavioral, or developmental effects of an illness, condition, injury or disability, and assist the individual to achieve or maintain maximum functional capacity in performing daily

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                                   activities, taking into account both the
                                   functional capacity of the individual and those functional capacities appropriate for individuals of the same age;

                         C.8.1.1.2 Reasonably expected to provide an accessible
                                   and cost-effective course of treatment or site of service that is equally effective in comparison to other available, appropriate and suitable alternatives, and is no more intrusive or restrictive than necessary;

                         C.8.1.1.3 Sufficient in amount, duration and scope to
                                   reasonably achieve their purpose as defined in federal law; and

                         C.8.1.1.4 Of a quality that meets standards of medical
                                   practice and/or health care generally
                                   accepted at the time services are rendered.

               C.8.1.2 The Contractor shall authorize mental health services according to level of care criteria that reflect standards of care promulgated by professional organizations such as the American Academy of Child and Adolescent Psychiatry, the American Psychiatric Association, AMBHA, and other relevant standard setting groups, and that reflect current evidence of treatment efficacy from peer reviewed publications, medical community acceptance and expert medical opinion. These criteria shall be submitted to MAA for review and approval by the Dixon Transitional Receiver.

                         C.8.1.2.1 These criteria shall allow authorizers to
                                   consider treatment needs for Enrollees who may become homeless, living at home or living in group residential settings, and for children in foster care.

                         C.8.1.2.2 The Contractor shall ensure that a Board
                                   certified child psychiatrist reviews criteria applicable to children and adolescents and a Board certified psychiatrist specializing in treatment of adults reviews criteria applicable to adults and updates them to

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                                   reflect new research findings and best
                                   practices.

                         C.8.1.2.3 The Contractor shall disseminate Level of
                                   Care Criteria for mental health services to network mental health providers and to other network providers as needed to guide treatment and ensure consistency, and shall be available to them upon request.

               C.8.1.3 The Contractor shall cover all medically necessary covered services, including those services that are:

                         C.8.1.3.1 Court-ordered. If the Contractor determines
                                   that Court-ordered services are not medically necessary the Contractor shall recommend an alternative level of care to the Court. In the event that the Court does not accept the alternative level of care recommended by the Contractor, the Contractor shall provide the court-ordered level of service.

                         C.8.1.3.2 Required to be furnished in a work, school,
                                   childcare, home or other settings in order to be appropriate for the Enrollee.

               C.8.1.4 If a covered EPSDT service is requested to assess a child's eligibility for IDEA services, or as part of a child's IDEA Individual Education Program or Early Intervention Individual Family Services Plan, the Contractor maydeny coverage only if it finds, consistent with the requirements of this section, that such service is not medically necessary. The Contractor's Medical Director shall review all denials. The Contractor shall report all denials and the reasons for such denials to MAA on a quarterly basis.

               C.8.1.5 In the event the Contractor denies coverage of mental health care otherwise covered under EPSDT requirements, and otherwise included as part of a child's IDEA plan, the Contractor shall seek prior approval of the denial from MAA.

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     C.8.2 Service Determination Requirements

               C.8.2.1 In making determinations of medical necessity, the Contractor shall take into account all available clinical information about the Enrollee, as well as the recommendations of the Enrollee's PCP and other health, educational and social service professionals caring for the Enrollee.

               C.8.2.2 In making determinations regarding the minimum amount of services to be authorized, duration and scope of coverage with respect to any service identified in Attachment J.8, the Contractor shall be bound by the same service definitions and coverage requirements which apply to the District Medicaid program under federal and District law, 42 U.S.C. Section 1396 et. seq.; 42 C.F.R. Section 431 et. seq., any additional federal and District regulations relating to coverage of Medicaid benefits, and the specific coverage criteria and procedures set forth in this contract.

               C.8.2.3 The Contractor shall not arbitrarily deny or reduce the amount, duration or scope of a benefit covered under this contract solely because of the diagnosis, type of illness, or condition.

     C.8.3 Service Specific Requirements

               C.8.3.1   Early and Periodic Screening, Diagnosis and Treatment

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                         C.8.3.1.1 The Contractor shall be responsible for
                                   coverage and provision of all medically
                                   necessary health care, diagnostic services, treatment, and other items and services described in Section 1905 of the Social Security Act to correct or ameliorate defects and physical and mental health illnesses and conditions discovered by the periodic or interperiodic screening services in children and adolescents through age 20 other than those services specifically excluded in the EPSDT Periodicity Schedule.

                         C.8.3.1.2 The Contractor shall cover all federally
                                   recognized services regardless of whether or not such services are available to MMCP Enrollees age 21 and older.

                         C.8.3.1.3 In the case of services specifically excluded
                                   by MAA from a Plan's benefit and covered under fee-for-service Medicaid, the Contractor shall arrange for such treatment services and is responsible for coordinating care for the Enrollee, but is not responsible for the cost of providing such treatment services.

                         C.8.3.1.4 The Contractor shall ensure that new
                                   Enrollees receive comprehensive, periodic well-child exams, referred to as "EPSDT screens" within ninety (90) days of enrollment and that current Enrollees receive an EPSDT screen within sixty (60) days after identification of probable need for EPSDT services.

                         C.8.3.1.5 At a minimum, these screening tools shall be
                                   submitted to MAA for approval and shall
                                   include:

                                   1) A comprehensive health and developmental history (including evaluation of both physical and mental health development as well as substance use);
                                   2) A comprehensive unclothed physical exam;

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                                   3) Immunizations appropriate to age and
                                   health history in accordance with the
                                   immunization schedule of the Centers for Disease Control Advisory Committee on Immunization Practices;
                                   4) Laboratory tests set forth in the District of Columbia Periodicity Schedule (included in the Reference Library, Attachment J.9), including blood lead level for children at twelve (12) months and twenty four (24) months of age, and at other times where appropriate for risk assessment appropriate to age and risk;
                                   5) A mental health/alcohol and drug abuse screen;
                                   6) Vision services, including eyeglasses;
                                   7) Dental services, including both preventive and restorative services; and
                                   8) Hearing services, including hearing aids.

                         C.8.3.1.6 The Contractor shall be responsible for
                                   coverage and provision of all services
                                   required for diagnosing a condition.

                         C.8.3.1.7 The Contractor shall be responsible for
                                   provision of pediatric immunizations in
                                   accordance with the standards established by the Advisory Committee on Immunization Practices. All providers of Contractor's network who immunize children shall participate in the Vaccines for Children Program (VFC) as a condition of this contract The Contractor shall comply with all of the reporting requirements and procedures for provider participants in the VFC as described in the District's Medicaid State Plan Amendment.

                         C.8.3.1.8 The Contractor shall be responsible for the
                                   provision of scheduling and transportation for medically necessary services requested by an adolescent or by a child's family or caregiver.

               C.8.3.2   Emergency Services

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                         In accordance with Section 1932(b)(2)(B) of the
                         Balanced Budget Act of 1997, the Contractor shall provide access to and coverage of emergency services for its Enrollees. Emergency services are covered inpatient or outpatient services as specified in Attachment J.8, needed to evaluate or stabilize an emergency medical condition and furnished by a qualified provider.

                         C.8.3.2.1 The Contractor shall adhere to the following
                                   definition of emergency medical condition, including a mental health/alcohol and drug abuse condition when determining coverage for
                                   Enrollees: a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, serious impairment to body functions, and/or serious dysfunction of any bodily organ or part.

                         C.8.3.2.2 The Contractor shall be responsible for
                                   covering triage services to determine whether an emergency exists and facilitate emergency treatment if needed. Triage services shall be available twenty-four (24) hours per day, seven (7) days per week.

                         C.8.3.2.3 The Contractor shall be responsible for
                                   covering emergency services, as defined
                                   above, provided to Enrollees at either
                                   in-network or out-of-network providers,
                                   without regard to prior authorization.

                         C.8.3.2.4 The Contractor shall provide coverage for
                                   severity of the symptoms at the time of
                                   presentation under the prudent layperson standard (as defined in Section C.8.3.2.1 above) even when the condition, which appeared to be an emergency medical

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                                   condition at the time of presentation, turned
                                   out to be non-emergency in nature.

               C.8.3.3   Prescription Drug Services

                         The Contractor shall provide pharmacy services either directly or through a subcontractor.

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                         C.8.3.3.1 The Contractor may use a Pharmacy Benefit
                                   Manager (PBM) to process prescription claims if the proposed PBM subcontractor has received advance written approval from MAA. The PBM subcontract shall meet the requirements of this contract. If the Contractor elects to use a PBM, the administration of all denials, grievances, and appeals shall not be delegated to the PBM, but shall be handled by the Contractor.

                         C.8.3.3.2 The Contractor may use a restricted formulary
                                   as long as it allows access to other drug products not on the formulary through some process such as prior authorization, complies with 42 U.S.C. Section 1396r-8(d) with respect to formularies, prior authorization, and other permissible limitations, and has been formally approved by MAA.

                         C.8.3.3.3 The Contractor shall submit its formulary,
                                   including drugs subject to prior
                                   authorization or dispensing limitations, if any, for approval by MAA and shall notify MAA of any changes to the formulary on a quarterly basis. Approval will be provided by MAA within thirty (30) days of formulary submission. MAA may elect to use the Drug Utilization Review (DUR) Board for formulary reviews if it deems appropriate. The Contractor shall provide all medically necessary legend and non-legend drugs covered by the District of Columbia Medicaid Program. Plans may adopt a prescription formulary as long as it includes all items on the DC Medicaid formulary or their generic or therapeutic equivalents. A formulary shall not be used to deny coverage of any Medicaid-covered drug deemed medically necessary.

                         C.8.3.3.4 If prior approval is used for certain drug
                                   categories, the Contractor shall provide MAA with a written protocol that describes how and when the prior approval process will be applied to formulary drug products.

                         C.8.3.3.5 If the Contractor chooses to require prior
                                   authorization (either medical necessity or

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                                   non-formulary) as a condition of coverage or
                                   payment for an outpatient prescription drug, it shall provide a response within twenty-four (24) hours from the time that the request for authorization is made, and shall provide at least a seventy-two (72) hour supply of the drug immediately. If an Enrollee presents a prescription for a medication that is part of the member's ongoing treatment regimen, whether subject to prior authorization for medical necessity or non-formulary, the Contractor shall allow the pharmacy to dispense the prescription for a period of at least fifteen (15) days or the length of the prescription, whichever is less.

               C.8.3.4   Pregnancy Related Services

                         In accordance with federa1 law, 42 U.S.C. 1396A(a)(10) concerning pregnancy-related services, the Contractor shall cover and provide the following care and services:

                         C.8.3.4.1 Prenatal care;

                         C.8.3.4.2 Delivery services;

                         C.8.3.4.3 Post-partum care which continues until the
                                   last day of the month in which the Enrollee's sixtieth (60th) post-partum day occurs; and

                         C.8.3.4.4 Services related to any condition, including
                                   HIV/AIDS that may complicate pregnancy, other than transplant services and services excluded from the Plan's covered benefits.

               C.8.3.5   Mental Health Services

                         The Contractor shall be responsible for providing mental health services under its capitation as indicated in Attachment J.8. Services shall be provided through an integrated, community based mental health treatment network.

               C.8.3.6   Family Planning Services and Supplies

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                         C.8.3.6.1 The Contractor shall be responsible for
                                   coverage of family planning services and supplies identified in Attachment AA.

                         C.8.3.6.2 The Contractor shall be responsible for
                                   payment of covered family planning services and supplies furnished by a Qualified Family Planning Provider regardless of whether Provider is a member of Provider's network. Such-payment shall be made in accordance with federal requirements governing payment of claims made by participating providers and shall utilize the District's fee schedule in the case of Qualified Family Planning Providers that are not members of Provider's network.

               C.8.3.7   Services for Persons with HIV or AIDS

                         C.8.3.7.1 The Contractor shall cover and provide
                                   services necessary to the diagnosis and
                                   treatment of persons with HIV and AIDS.

                         C.8.3.7.2 The Contractor shall ensure that PCPs for all
                                   Enrollees with HIV or AIDS assess whether the Enrollee meets criteria for Team Treatment Planning or Care Coordination and shall refer the eligible Enrollees for such services as necessary.

               C.8.3.8   Services of Advanced Nurse Practitioners and Nurse
                         Midwives

                         The Contractor shall ensure access to and pay for necessary and appropriate advanced nurse practitioner and certified nurse midwife services (in accordance with the Health Occupation Revision Act of 1985 as amended).

               C.8.3.9   Employment Related Testing

                         The Contractor shall cover medical testing required in relation to determining eligibility for childcare, restaurant, and certain other types of employment.

               C.8.3.10  Transplant Surgery Responsibilities and Exclusion

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                         C.8.3.10.1 The Contractor shall be responsible for
                                   arranging for the transplant surgery and obtaining authorization for the transplant surgery under the District's fee for service program.. The Contractor shall be responsible for transplant surgeries when the Contractor fails to seek District authorization for the transplant surgery.

                         C.8.3.10.2 The Contractor shall cover all transplant
                                   services, except for those services provided during the inpatient stay in which the transplant surgery takes place.

                         C.8.3.10.3 If the Contractor arranges for transplant
                                   surgery and fails to seek District
                                   authorization for the transplant surgery, the Contractor shall be responsible for the cost of the surgery.

               C.8.3.11  Transportation

                         C.8.3.11.1 The Contractor shall be responsible for the
                                   provision of the following transportation for
                                   Enrollees:

                                   a)   All transportation for emergency
                                        services;
                                   b)   Transportation requested and necessary
                                        to and from EPSDT-related services as
                                        indicated in Section 0. The Contractor
                                        shall not require that requests for
                                        routine services be made more than five
                                        (5) days in advance;
                                   c)   All medically necessary transportation
                                        for non-emergency situations;
                                   d)   Roundtrip transportation shall be
                                        provided from the Enrollees' home to the point of service. Transportation shall be provided in accordance with the requirements outlined in the DC Medicaid State Plan of the MAA; and

                         C.8.3.11.2 The Contractor or its agent shall verify
                                   that transportation personnel have a valid driver's license and shall conduct a criminal

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                                   background check of all employees and shall
                                   not allow individuals who pose a risk to Enrollees to provide transportation. Further, the Contractor, or its agent shall conduct initial and regular unannounced drug testing of all transportation personnel. The Contractor or its agent shall not allow individuals who test positive for drugs and/or alcohol to transport Enrollees. The Contractor or its agent shall maintain personnel records with the results of criminal background checks, alcohol and drug testing.

                         C.8.3.11.3 The Contractor shall be responsible for
                                   services that are identified in the IEP.

     C.8.4 Coverage of Services at the Time of Enrollment

               The Contractor shall notify new Enrollees how they may exercise their right to use out-of-network services on a transitional basis for up to sixty (60) days after enrollment into the Contractor's Plan, with the exception of enrollees that are undergoing treatment for chronic illness, serious, potentially terminal illness and mental illness. Contractors shall allow Enrollees and/or their out-of-network providers sixty (60) days from the time of enrollment to report any ongoing services corresponding to a plan of care in place at the time of enrollment. The Contractor may require that the out-of-network provider contact the Contractor for authorization of such services.

               C.8.4.1 The Contractor shall be responsible for authorization and payment of covered services included in any treatment plan in effect at the time of enrollment until the Enrollee is evaluated by his or her network PCP and the treatment plan is modified, or for up to sixty (60) days from enrollment, whichever comes first.

               C.8.4.2 The Contractor may cease payment for such care and services under the following circumstances:

                         C.8.4.2.1 The Enrollee has either selected or been
                                   assigned to a network PCP and an appointment has occurred and the PCP has modified the treatment plan, or

                         C.8.4.2.2 The Enrollee has either selected or been
                                   assigned to a network PCP and the Enrollee

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                                   fails to meet with his or her PCP after three
                                   (3) documented efforts. These efforts shall include a written record of an attempt to make a phone call indicating the name of the person calling, the date and time of the call, the number attempted, and the outcome of the call; copies of letters mailed to the Enrollee's address; and written records of an attempt to visit the Enrollee indicating the person making the visit, the date and time of the visit, the address sought, and the outcome of the visit. If the phone and address listed on the enrollment file do not reach the Enrollee, the Contractor shall make other efforts such as consulting public telephone listings and other sources for alternative phone numbers and/or addresses to attempt to reach the Enrollee.

               C.8.4.3 The Contractor shall not be responsible for the payment of claims for covered services provided during a hospital stay if the date of admission precedes the date of enrollment with the Contractor. The Contractor shall be responsible for the payment of claims for covered services provided during the entire hospital stay if the date of discharge is after the date of disenrollment from the Contractor.

               C.8.4.4 Notwithstanding the prior provisions of sections C.8.4, C.8.4.1, C.8.4.2 and C.8.4.3, the Contractor shall take into consideration special situations such as those involving members with serious, potentia1ly terminal illnesses, mental illness and chronic illness who have an existing provider relationship they do not wish to change. In such situations, the Contractor will be expected to respect the members wishes and continue payment to that provider without regard to the sixty
                         (60) day limit for such individuals until the member and Contractor agree the service from that provider is not longer needed or desired.

               C.8.4.5   Out-of-Network

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                         C.8.4.5.1 The Contractor shall be responsible for
                                   contacting out-of-network providers to
                                   explain how to bill for services rendered.

                         C.8.4.5.2 The Contractor shall provide five (5) days
                                   prior notice of denials of out-of-network services to the Enrollee and the out-of-network providers, if known to the Contractor, and instructions to the Enrollee on how to contact the Contractor in order to arrange for continued care with a network provider.

C.9 Network

     C.9.1 Network Composition and Capabilities

               The Contractor shall maintain a network of physicians, hospitals, and other health providers through whom it provides the items and services included in covered benefits in a manner that complies with the requirements of this section and meets access standards described in Section C.9.2. The Contractor shall ensure that its network providers are appropriately credentialed and well coordinated with other network services and Medicaid services available outside of the health plan network. This network shall include an adequate number of PCPs and specialists appropriately credentialed as health professionals located in geographically and physically accessible locations to meet the access standards specified in the Contract.

               C.9.1.1 This network shall include PCPs in sufficient numbers so that no PCP has more than two thousand (2,000) Medicaid Managed Care Program Enrollees in total across all Contractors participating in the Medicaid Managed Care Program. In evaluating the capacity of PCPs, the Contractor shall take into consideration both a PCP's existing Medicaid patient load as well as its total patient load. Notwithstanding the fact that a PCP shall not have more than two thousand (2,000) Medicaid Managed Care Program patients, the Contractor shall not assign additional patients to the PCP unless it determines that the PCP can accept additional Enrollees and continue to furnish care of reasonable quality and accessibility as required under this contract.

               C.9.1.2 The Contractor may request to MAA that this standard be relaxed. Any such request shall include relevant documentation that demonstrates that the requested level of

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                         PCP coverage will be effective in meeting the standards
                         delineated below.

               C.9.1.3 With regards to the determination of the sufficient number of PCPs, the following shall apply:

                         C.9.1.3.1 The Contractor shall establish procedures for
                                   Primary Care Physicians to notify the
                                   Contractor when they reach maximum capacity at least thirty (30) days in advance, and shall otherwise monitor PCPs' compliance with capacity standards.

                         C.9.1.3.2 The Contractor shall notify the District in
                                   writing at any time that there is no further capacity under the standards of Section
                                   C.9.1.1 in its network to accept additional
                                   Enrollees as patients.

                         C.9.1.3.3 The Contractor understands and agrees that
                                   the District, upon receipt of such
                                   notification, may suspend new enrollment into the Contractor's Plan until additional primary care capacity becomes available.

                         C.9.1.3.4 If the District determines that the
                                   Contractor has exceeded the permissible
                                   patient load for PCPs or assigns to a PCP more Enrollees than the PCP is capable of managing in light of its total patient load, the District may freeze Contractor's enrollment.

               C.9.1.4 The network shall include a sufficient number of hospitals located in the District of Columbia so that the Contractor can ensure that Enrollees are admitted only to hospitals located in the District that can provide them with the treatment they need. Out of District hospital admissions may be made in the following circumstances:

               C.9.1.5 The Enrollee has an emergency medical condition as defined in Section 0, and is admitted to a hospital located outside of the District, and cannot be transferred because the Enrollee's condition has not been stabilized as required prior to the transfer of an individual under Section 1867 of the Social Security Act; or

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               C.9.1.6   The patient requires one or more specialized services,
                         which are available only from or through a hospital, which is located outside of the District.

               C.9.1.7   The network shall include licensed pharmacies.

               C.9.1.8 All laboratories in the network shall be certified under the provisions of the Clinical Laboratory Improvement Amendments of 1988 (CLIA). Contractors are responsible for ensuring that laboratories in their network maintain current CLIA certification.

               C.9.1.9 The Contractor's network shall include facilities providing integrated care for Enrollees with complex conditions that require multi-disciplinary assessment, diagnosis, and/or treatment. Such facilities may include multi-disciplinary teams practicing at a common location such as specialty outpatient departments, specialty clinics, and developmental centers.

               C.9.1.10 The Contractor shall have and implement procedures and protocols for ensuring access to specialty care centers outside of the District when needed for the diagnosis and treatment of rare disorders.

               C.9.1.11 The Contractor's network shall include certified early intervention providers for health related IDEA services to children under age three (3), and providers qualified to perform evaluations for IDEA eligibility and provide health related IDEA services for children age three (3) and older, unless and until these services are provided by DCPS. Such providers shall include rehabilitation services for improvement, maintenance, or restoration of functioning, including respiratory (including home-based), occupational, speech and physical therapies. The current list of certified early intervention providers is included in the Reference Library.

               C.9.1.12 The Contractor's network shall include sufficient numbers of the following practitioners to meet the needs of the Enrollees:

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                         C.9.1.12.1 Home health nurses,

                         C.9.1.12.2 Home health providers,

                         C.9.1.12.3 Registered dieticians,

                         C.9.1.12.4 Speech, physical, occupational, and
                                   respiratory therapists,

                         C.9.1.12.5 Audiologists,

                         C.9.1.12.6 Providers of genetic screening and
                                   counseling, and

                         C.9.1.12.7 Dentists and orthodontists.

               C.9.1.13 The Contractor's network shall include Durable Medical Equipment (DME) providers, including those that have the capacity to individualize and customize equipment for both children and adults, and to provide preventive maintenance and repairs for such equipment. All DME Services shall be provided in accordance with the District's Medicaid policies, rules, and regulations.

               C.9.1.14 The Contractor's network for mental health shall include providers who offer integrated, community-based mental health care. The mental health network shall include all the DC Commission on Mental Health Services and its designated certified providers.

                         C.9.1.14.1 The mental health services network shall
                                   include sufficient numbers of appropriately skilled practitioners - either as independent practitioners and/or as employees of a network clinic or program - and programs to provide comprehensive mental health services for Enrollees, including:

                                   .    Psychiatrists,
                                   .    Specialists in developmental/behavioral
                                        medicine,
                                   .    Psychologists,
                                   .    Social workers for mental health and
                                        alcohol and drug abuse,
                                   .    Inpatient psychiatric units,
                                   .    Residential treatment facilities, and
                                   .    Psychiatric day treatment programs.

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               C.9.1.15  The Contractor shall ensure that its network has the capacity to effectively treat individuals dually diagnosed with both mental health and alcohol and drug abuse disorders.

               C.9.1.16 The network shall include providers capable of screening, assessing and treating individual with mental health disorders who are also developmentally disabled.

               C.9.1.17 Capacity to Serve Enrollees with Diverse Cultures and Languages

                         C.9.1.17.1 The Contractor shall include in its network
                                   providers who understand and are respectful of health-related beliefs, cultural values, and communication styles, attitudes and behaviors of the cultures represented in the target population.

                         C.9.1.17.2 The Contractor shall ensure that its
                                   non-English speaking Enrollees have access to interpreters, if needed, in the following situations:

                                   a)   During emergencies, twenty-four (24)
                                        hours a day, seven (7) days a week;
                                   b) During appointments with their providers and when talking to their health plan; and
                                   c)   When technical, medical, or treatment
                                        information is to be discussed.

                         C.9.1.17.3 Family members, especially minor children,
                                   shall not be used as interpreters in
                                   assessments, therapy, or other medical
                                   situations in which impartiality and
                                   confidentiality are critical, unless
                                   specifically requested by the Enrollee. Every attempt should be made to help the Enrollee understand the availability of non-familial interpreters and practitioner concerns with utilizing minor children as interpreters even at the Enrollee's request.

                         C.9.1.17.4 A family member or friend may be used as an
                                   interpreter if they can be relied upon to provide a complete and accurate translation

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                                   of information between provider and the
                                   Enrollee, provided that the Enrollee is
                                   advised that there is a free interpreter available and the member expresses a preference to rely on the family member or friend.

                         C.9.1.17.5 The Contractor shall ensure that effective
                                   communication is provided for hearing
                                   impaired persons in its administrative and medical services, in accordance with Section 504 of the Rehabilitation Act of 1973, and Title II of the Americans with Disabilities Act of 1990 42 USC Section 1212-14, including the availability of qualified sign language interpreters.

                         C.9.1.17.6 The Contractor shall ensure that its network
                                   includes providers who are capable of
                                   communicating effectively about health
                                   related issues with children and families that have special communication needs including limited cognitive capacity or speech limitations.

                         C.9.1.17.7 Written materials provided to Enrollees for
                                   instruction or education on health matters shall be made available in English, Spanish, Vietnamese, Chinese and Braille.

                         C.9.1.17.8The Contractor shall ensure that alternative
                                   forms of instruction or education are
                                   provided for Enrollees who speak other
                                   languages and those who are unable to read.

     C.9.2 Access Standards

               C.9.2.1   Service Timeliness

                         C.9.2.1.1 Appointments shall be available for Enrollees
                                   in accordance with the normal practice
                                   standards and hours of operations in the network. Maximum expected waiting times for appointments shall be as follows:

                         C.9.2.1.2 Emergency care, as defined in Section
                                   C.8.3.2.1, shall be provided immediately and

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                                   without prior authorization. In general,
                                   emergency care shall be provided in
                                   accordance to the time frame dictated by the nature of the emergency, at the nearest available facility, twenty-four (24) hours a day, seven (7) days a week.

                         C.9.2.1.3 The Contractor shall ensure access to urgent
                                   care services from PCPs and from outpatient mental health programs and practitioners within twenty-four (24) hours of request; and from other specialists within forty-eight
                                   (48) hours of referral.

                         C.9.2.1.4 The Contractor shall ensure that services for
                                   assessment and/or stabilization of
                                   psychiatric crises, including those
                                   experienced by children or adolescents, are available on a twenty-four (24) hour basis. These services shall be provided by practitioners with appropriate expertise in mental health with on-call access to an adult or child and adolescent psychiatrist. When direct services are indicated, they shall be provided as flexibly as possible, including at the Enrollee's home or at another appropriate community site.

                                   a) Phone based assessment shall be provided within fifteen (15) minutes of request. Intervention or face-to-face assessment shall be provided within ninety (90) minutes of completion of phone assessment, when needed.

                         C.9.2.1.5 Initial appointments for pregnant women or
                                   persons desiring family planning services shall be provided within ten (10) days of request.

                         C.9.2.1.6 Appointments for initial EPSDT screens shall
                                   be offered to new Enrollees within thirty
                                   (30) days of the Enrollee's enrollment date with the Contractor or at an earlier time if an earlier exam is needed to comply with the periodicity schedule. The initial screen shall be completed within three (3) months

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                                   of the Enrollee's enrollment date with the
                                   Contractor, unless the Contractor determines that the new Enrollee is up-to-date with the EPSDT periodicity schedule.

                         C.9.2.1.7 IDEA multidisciplinary assessments for
                                   infants and toddlers at risk of disability shall be completed within thirty (30) days of request, and any needed treatment shall begin within fifteen (15) days of the completed assessment.

                         C.9.2.1.8 Unless the Contractor has documented that the
                                   enrollee is up to date with a physical exam or regimen of treatment, the Contractor shall ensure that its PCPs shall offer new Enrollees ages twenty one (21) and over an initial appointment within ninety (90) days of their date of enrollment with the PCP or within thirty (30) days of request, whichever is sooner.

                         C.9.2.1.9 The following routine appointments shall take
                                   place within thirty (30) days of the request:

                                   a) Diagnosis and treatment of health
                                   conditions and problems that are not urgent;

                                   b) Asymptotic health assessments of adults ages twenty one (21) and older;

                                   c) Periodic EPSDT screening examinations;

                                   d) Non-urgent EPSDT vision screening,
                                   preventive dental services, and hearing
                                   evaluation services; and

                                   e) Non-urgent referral appointments with specialists.

                         C.9.2.1.10 To be considered timely, all EPSDT screens,
                                   laboratory tests, and immunizations shall take place within 30 (30 days of their scheduled due dates for children under the age of two (2) and within sixty (60) days of

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                                   their due dates for children over the age of
                                   two (2).

                         C.9.2.1.11 Contractors and/or their network providers
                                   shall furnish evaluations and/or reports as required by the Court within timeframes specified by the Court

                         C.9.2.1.12 The average waiting time in a PCP's office
                                   for a scheduled appointment, computed on a monthly basis for each PCP, shall be no greater than one (1) hour.

               C.9.2.2   After Hours Access

                         To promote sufficient access for individuals who cannot easily get leave from their employment, the Contractor shall include in its network providers who offer evening and weekend access to appointments. The Contractor shall monitor whether evening and weekend access is adequate to meet the requests of Enrollees and adjust the network as needed.

               C.9.2.3   Geographic and Physical Access Requirements

                         C.9.2.3.1 All individuals shall have the option to
                                   select between at least two PCPs located within thirty (30) minutes travel time of their place of residence by public transportation.

                         C.9.2.3.2 Contractor shall ensure access to pharmacies
                                   based on the following criteria:

                                   a)   At least one (1) pharmacy is located
                                        within two (2) miles of Enrollee's
                                        residence;
                                   b) Does not exceed the travel time limit of fifteen (15) minutes by public transportation from the Enrollee's place of residence; and
                                   c)   Pharmacy network shall include at least
                                        one twenty-four (24) hour/seven (7)
                                        day/week pharmacy. The network shall
                                        also include a pharmacy that provides
                                        home delivery service (excluding
                                        mail-order entities) within four (4)
                                        hours.

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                         C.9.2.3.3. The Contractor shall require that all
                                   network providers are in compliance with the requirements of the Americans with Disabilities Act, (ADA) 42 U.S.C. Section 12101 et seq., and Section 504 of the Rehabilitation Act of 1973,29 U.S.C. Section 794 or have plans for meeting ADA requirements.

               C.9.2.4 The Contractor shall subcontract with sufficient outpatient mental health practitioners, as well as clinics, and/or hospital outpatient departments that Enrollees have at least one clinic or hospital department or two independent practitioners for their age group within thirty (30) minutes travel time of their place of residence by public transportation. If no providers meeting the Contractor's selection criteria are available in some areas of the District, the Contractor shall develop a plan for procuring accessible services and submit it to MAA for review and approval by the Dixon Transitional Receiver.

               C.9.2.5   Access to Out-of-Network Providers

                         C.9.2.5.1 The: Contractor shall authorize that services
                                   be provided by out-of-network providers who meet the Contractor's standards for quality and data reporting under the circumstances listed below:

                                   a)   For specialty care called for in the
                                        Enrollee's treatment plan, an
                                        Individualized Education Plan (IEP) or
                                        an Individualized Family Services Plan
                                        (IFSP) and not available in the
                                        Contractor's network;
                                   b)   To provide an extended period of
                                        transition from existing care providers
                                        not included in the Contractor's
                                        network, or to allow for the provider to complete the process of application to participate in the Contractor's network;
                                   c)   To complete a course of treatment begun
                                        with an out-of-network provider when
                                        notification of such treatment is
                                        received within the timeframes
                                        delineated in Section C.8.4;
                                   d)   Other as defined by the Contractor.

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                         C.9.2.5.2 The Contractor shall define criteria for such
                                   referrals, and shall include information in their Member handbook and provider manual indicating when such referrals will be approved and how PCPs and Enrollees may request such referrals.

                         C.9.2.5.3 The Contractor shall establish procedures and
                                   requirements for authorizing and paying
                                   out-of-network providers that comply with the provisions of Section 0.

                         C.9.2.5.4 All out-of-network providers shall be paid at
                                   the current Medicaid fee for service schedule for comparable services, or the Contractor's rates for these or comparable network services, whichever is lower.

                         C.9.2.5.5 Contractors shall follow protocols, policies
                                   and procedures established by MAA with input from the Contractor to refer and coordinate care for Enrollees in need of alcohol and drug abuse treatment services.

     C.9.3 Network Development

               The Contractor shall recruit, credential, evaluate, and monitor selected providers with an appropriate combination of skills, experience, and specialties to constitute a network to provide covered benefits to MMCP Enrollees within the acceptable geographic access standards.

               C.9.3.1   Credentialing and Selection

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                         C.9.3.1.1. The Contractor's
                                   credentialing/recredentialing process shall conform to industry standards. As part of its credentialing and selection process, the Contractor shall request information from the DC Office of Consumer and Regulatory Affairs and from MAA on the standing of DC licensed practitioners, from the HHS website listing of disbarred providers and relevant licensing and Medicaid agencies for providers licensed in other states.

                         C.9.3.1.2 The Contractor shall include facilities that
                                   are JCAHO, CARF, or other equivalent
                                   accreditation and necessary state or District licenses in its network. In the event the Contractor wishes to contract with a facility that does not have accreditation, the Contractor shall review the facility's standards of care and qualifications to ensure that these standards are consistent with facilities having accreditation and shall submit documentation of that review to MAA for its approval prior to entering into a contract for MAA-covered services with that facility.

                         C.9.3.1.3 The Contractor shall not use criteria for
                                   selection of participants in its network that discriminate against providers that specialize in conditions that requires costly treatment.

                         C.9.3.1.4 The Contractor shall analyze the composition
                                   of its provider network quarterly to identify any gaps or areas requiring expansion including provision of primary care and mental health services on evenings and weekends, and recruit providers needed to provide comprehensive and accessible care on an ongoing basis. Any material change in the provider network that affects the Contractor's ability to meet network standards shall be reported to MAA immediately, along with a plan of correction.

     C.9.4 Network Management

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               C.9.4.1   Provider Manual

                         C.9.4.1.1 Contractor shall maintain and distribute to
                                   network providers a Provider Manual that comprehensively documents the policies and procedures pertaining to the Contractor's providers. The Contractor shall issue updates to the Provider Manual prior to implementing significant changes in policy or procedure. Contractor shall notify provider(s) thirty
                                   (30) days in advance of change.

                         C.9.4.1.2 The Provider Manual shall address
                                   authorization of services, the contractual definition of medical necessity, medical necessity criteria necessary to guide provider management of treatment, prior authorization requirements, EPSDT requirements, protocols for fulfilling responsibilities to provide health related IDEA services, grievance and appeals procedures for reconsideration of authorization decisions, procedures for provider and Enrollee complaint resolutions; claims submission procedures, rights of Medicaid Enrollees (including those with limited English and those who are hearing impaired), process and timeliness for submitting and resolving complaints, mandated reporting requirements of the District, and a description of the Contractor's Quality Improvement program and goals. The manual should also include medical record requirements and advance directive procedures.

                         C.9.4.1.3 The Provider Manual shall contain information
                                   provided by MAA addressing access to mental health care and the role of the Dixon Transitional Receiver in ensuring that community-based services are provided to all Enrollees as needed.

                         C.9.4.1.4 The Provider Manual shall contain information
                                   on how to access substance

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                                   abuse services through Medicaid Fee For
                                   Services.

               C.9.4.2   Provider Management

                         The Contractor shall assign responsibility and establish procedures to monitor, manage and continuously improve the performance of its provider network. These procedures shall ensure that:

                         C.9.4.2.1 Each hospital participating in the
                                   Contractor's network complies with the
                                   requirements of Section 1867 of the Social
                                   Security Act, 42 U.S.C. Section 1395dd
                                   (Anti-dumping);

                         C.9.4.2.2 The network provides services of acceptable
                                   quality, accessibility, and efficiency;

                         C.9.4.2.3 Each physician providing EPSDT services is
                                   evaluated annually to determine whether he or she has the necessary equipment and knowledge to perform such services in accordance with standard medical practice;

                         C.9.4.2.4 Advances in medical practice are implemented
                                   promptly and consistently in accordance with industry standard;

                         C.9.4.2.5 Providers receive information (provider
                                   profiles) on their performance on key aspects of their practice in comparison to benchmarks. The Contractor shall specify in its Quality Management Plan its goals for profiling providers and establishing benchmarks and shall comply with reporting requirements specified in Section F; and

                         C.9.4.2.6 Unacceptable provider performance or
                                   indications of fraud and abuse are promptly identified, addressed, documented and reported to MAA Offices of Program Integrity, Managed Care and District OIG Office of Medicaid Fraud and Abuse.

               C.9.4.3 Management of Mental Health and Alcohol and Drug Abuse Providers

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                         C.9.4.3.1 The Contractor shall profile, on a
                                   semi-annual basis, utilization of mental health services for the Contractor's service population. The profile elements shall include a review of the following data stratified for children and adults: member satisfaction, complaints and grievances, treatment records, audit findings, quality indicators, and utilization statistics. Required profile elements and report format is included in Section F.

                         C.9.4.3.2 DCHFP Contractors shall profile, on a
                                   semi-annual basis, the number of referrals for alcohol and drug abuse treatment as well as efforts to coordinate care of Enrollees in need of alcohol and drug abuse treatment.

               C.9.4.4   Provider Training

                         The Contractor shall have an organized training program for network providers based upon the Contractor's annual assessment of training needs.

                         This program shall include training on current EPSDT and IDEA requirements as follows: within three (3) months of a new physician entering the network; within twelve (12) months of the start date of this contract for any current network physician who has not received such training in the prior year; and every two years for physicians who have received an initial training.

                         C.9.4.4.1 In the first contract year, the Contractor
                                   shall also provide training, at a minimum, on the following topics:

                                   a)   Policies and procedures on advance
                                        directives;
                                   b)   The availability and protocols for use
                                        of interpreters with Enrollees who speak limited English, and other skills for effective health related cross-cultural communication;
                                   c)   An overview of IDEA and the relative
                                        roles and responsibilities of schools,
                                        the Early Intervention Program, and
                                        Contractors; and

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                                   d)   Manifestations of mental illness and
                                        alcohol and drug abuse, use of the MAA
                                        selected screening tool to identify such problems, and how to make appropriate referrals for treatment services.

C.10 Utilization Management and Care Coordination Capabilities

     The Contractor shall maintain a care management system, including utilization management and care coordination that ensures that all Enrollees are regularly examined to identify potential or actual health problems requiring prevention, treatment, rehabilitation, and/or education in self-care. This system shall be operated in accordance with applicable standards for high quality provision of services, including EPSDT, IDEA, standards for prenatal care, guidelines of the Office of Maternal and Child Health, and relevant professional standards for the provision of health care to adults. In addition, the Contractor shall identify children and adults with special health care needs and determine which cases warrant additional management and coordination. The Contractor shall establish procedures to ensure that their medical and adjunct care is comprehensively planned with the involvement of the Enrollee, family, and/or caretaker and appropriately qualified practitioners, the Enrollee is assisted to coordinate services when needed, and health care resources are used efficiently.

     C.10.l Utilization Management

               The Contractor shall operate a system for managing service utilization that both ensures adequate control over high cost and high-risk services and procedures and promotes timely access to preventive and needed treatment and rehabilitation services in accordance with current medical best practices. These procedures shall have the flexibility to efficiently authorize services for complex treatment plans and for medically necessary services in approved IDEA, IFSPs and IEPs.

               C.10.1.1 The Contractor's Medical Director shall be responsible for overseeing utilization management so that authorization decisions are based on all relevant medical information available about the individual Enrollees and in accordance with best medical practice.

               C.10.1.2 The Contractor's Medical Director shall review all denials of care for EPSDT services pertaining to physical health care and the Contractor's Psychiatric Medical Director shall review all denials of care for mental health treatment services.

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               C.10.1.3  The Contractor shall operate a well-defined utilization management system that clearly specifies: services that are available upon direct request; services that require Primary Care Physician authorization; services that require additional review and prior approval; services that require concurrent review; circumstances that warrant retrospective review; and special procedures for management of high cost and high-risk cases.

               C.10.1.4 The Contractor shall instruct and assist network providers to verify an Enrollee's plan membership and eligibility prior to providing any service. The only exception to this requirement is when a person requests services for an emergency medical condition. In the event of an emergency medical condition, network providers shall provide immediate medical services.

               C.10.1.5 The Contractor shall have established procedures that ensure that authorization decisions are made within established time standards by professionals with appropriate credentials and experience who have been trained in the application of criteria for the determination of medical necessity, as defined in
                         Section 0.
                         ---------

                         C.10.1.5.1 The Contractor shall implement a system for
                                   authorization of ongoing mental health
                                   treatment that includes authorization by experienced mental health professionals who function within their scope of practice.

               C.10.1.6 The Contractor shall ensure twenty-four (24) hour access to a qualified health professional that is able to assess patient need and authorize services.

               C.10.1.7 Authorization decisions shall be communicated to the provider of care being authorized within forty-eight
                         (48) hours of the decision.

               C.10.1.8 Authorization procedures shall be coordinated with IDEA service planning procedures to facilitate authorization of medically necessary IDEA services upon receipt of an approved IEP or IFSP.

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               C.10.l.9  The Contractor shall authorize medical and
                         rehabilitative care according to written medical necessity criteria, which accurately reflect the definition of medical necessity in Section C.8.1, are based on best available medical evidence, and are updated on an annual basis. Criteria applicable to children ages birth through twenty (20) shall reflect EPSDT standards.

                         C.10.1.9.1 The Contractor shall communicate its medical
                                   necessity criteria along with any practice guidelines or other criteria the Contractor will use in making medical necessity determinations to its network physicians and utilization reviewers as needed to provide effective guidance and ensure consistency in authorization decisions. At no time shall any covered service be denied based upon cost.

                         C.10.1.9.2 The Contractor shall provide medical
                                   necessity criteria to its network providers.

                         C.10.1.9.3 Criteria and guidelines shall allow
                                   physicians and utilization reviewers to
                                   consider the nature of the Enrollee's home environment in determining what services to authorize.

                         C.10.1.9.4 The Contractor shall ensure that its PCPs
                                   and utilization reviewers authorize services consistent with these medical necessity criteria.

                         C.10.1.9.5 The Contractor, prior to the enrollment of
                                   recipients, shall provide its medical
                                   necessity criteria for MAA review on its own premises, and shall provide specific criteria to MAA upon MAA request.

               C.10.l.10 The Contractor shall submit to MAA and implement clinical care standards and practice guidelines that are based on national guidelines or promulgated by professional medical associations or other expert committees.

               C.10.1.11 Management of High Cost and High-Risk Cases

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                         C.10.1.11.1 The Contractor shall establish a system to
                                   effectively manage the authorization of
                                   treatment for Enrollees with high cost and/or high-risk conditions. This function may be integrated with the care coordination function. The Contractor's model of case management shall clearly define the relationship of this function to care coordination.

                         C.10.l.ll.2 The Contractor shall establish criteria
                                   consistent with industry standards for cases that warrant case management and procedures for identifying Enrollees that meet these criteria. These criteria shall be submitted to MAA.

                         C.10.l.ll.3 The Contractor shall establish procedures
                                   for the operation of this function that:

                                   a)   Assign each case to an appropriately
                                        qualified staff member;
                                   b)   Define the role and responsibilities of
                                        staff responsible for high cost case
                                        management in working with PCPs,
                                        specialists, and care coordinators that
                                        also have responsibility for the case;
                                   c)   Require active involvement of the
                                        Enrollee and/or the Enrollee's
                                        caregivers as much as possible;
                                   d)   Provide appropriate supervision,
                                        oversight, and expert consultation to
                                        staff performing high cost case
                                        management; and
                                   e)   Regularly review the effectiveness of
                                        the high cost/high-risk case management
                                        function in containing costs and in
                                        promoting positive health outcomes.

               C.10.1.12 The Contractor shall inform children and adolescents for whom residential treatment is being considered and their parents or guardians, and adults for whom inpatient treatment is being considered of all their options for residential and/or inpatient placement, and alternatives to residential and/or inpatient treatment and the benefits, risks and limitations of each in order that they can provide informed consent.

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               C.10.1.13 The Contractor shall inform Enrollees being considered for prescription of psychotropic medications of the benefits, risks, and side effects of the medication, alternate medications, and other forms of treatment.

               C.10.1.14 Second Opinions

                         C.10.1.14.1 The Contractor shall provide for a second
                                   opinion in any situation when there is a question concerning a diagnosis or the options for surgery or other treatment of a health condition when requested by any member of the health care team, an Enrollee, parent(s) and/or guardian(s), or a social worker exercising custodial responsibility the right to request a second opinion.

               C.10.l.15 Authorization of Experimental Treatment

                         The Contractor shall establish guidelines and procedures for considering an Enrollee's participation in experimental treatment for rare disorders, and shall ensure consistency and coordination with MAA's procedures for review of proposed experimental treatment.

               C.10.1.16 Denials

                         The Contractor shall ensure that any denial determinations made by a member of the utilization review staff or network providers, including PBMs, are reviewed by a the Medical Director or Psychiatric Medical Director prior to notifying the provider and Enrollee in writing.

               C.10.1.17 Grievance and Appeals

                         C.10.1.17.1 The Contractor shall administer a formal
                                   grievance and appeals process that will
                                   assure reconsideration of care decisions in accordance with the requirements of delineated in Section C.l4.

     C.10.2 Planning and Monitoring Treatment

               The Contractor shall ensure that each Enrollee's care is appropriately planned with active involvement and informed consent of the Enrollee and his or her caregiver, is well coordinated with other needed

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               Medicaid and non-Medicaid treatment services, and the Enrollee is assisted in accessing any supports needed to maintain the treatment plan.

               C.10.2.1 The Contractor shall define the relative responsibilities of the PCP and other staff in fulfilling the following diagnostic, planning and treatment tasks, and shall monitor treatment planning and provision of treatment to ensure that these responsibilities are carried out.

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                         C.10.2.1.1 The Contractor shall forward to the PCP any
                                   information about Enrollees' health history or health conditions received upon enrollment from MAA, the Enrollment Broker, Enrollees, or other sources, in a manner that protects the Enrollee's confidentiality within thirty
                                   (30) days of receipt so that it can be
                                   considered in the Enrollee's initial
                                   evaluation.

                         C.10.2.1.2 An Enrollee's initial visit with a new PCP
                                   who has not previously cared for the Enrollee shall include a comprehensive initial examination, screening for mental health and alcohol and drug abuse problems using a validated screening tool approved by MAA, and referrals for any additional tests or examinations needed in order to complete a comprehensive assessment of the Enrollee's health condition.

                         C.10.2.1.3 During the initial examination and
                                   assessment of a child, the PCP shall perform
                                   EPSDT screening and any additional assessment needed to determine whether a child meets the definition of a child with special health care needs and shall report this determination to the Contractor according to the Contractor's defined procedure.

                         C.10.2.1.4 Treatment planning shall be based upon a
                                   comprehensive assessment of each Enrollee's condition and needs.

                         C.10.2.1.5 The Enrollee and the Enrollee's family (as
                                   clinically appropriate) shall be actively involved in developing a treatment plan for any identified health conditions.

                         C.10.2.1.6 Enrollees and their families shall be fully
                                   informed of all appropriate treatment
                                   options, their expected effects, and any risks or side effects of each option in order to make treatment decisions and give informed consent.

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                         C.10.2.1.7 The treatment plan shall specify mutually
                                   agreed upon goals, medically necessary
                                   medical services, mental health and alcohol and drug abuse services if the Enrollee has consented to share this information with the PCP and/or treatment team, any support services necessary to carry out or maintain the treatment plan, and, for children with more complex needs, planned care coordinator activities. The plan shall take into account the cultural values and any special communication needs of the family or the child.

                         C.10.2.1.8 The Contractor shall establish an effective
                                   system for PCPs to make referrals to other network services needed by Enrollees and for authorization of services that the PCP cannot authorize him or herself. The Contractor shall monitor timeliness of referrals and access to specialists.

                         C.102.1.9 The Contractor shall establish effective
                                   methods for referring Enrollees to
                                   non-network Medicaid services specified in the treatment plan.

                         C.102.1.10 When an Enrollee's treatment plan includes
                                   multiple services inside or outside the
                                   Contractor's network, the Contractor shall ensure effective communication and collaboration between network providers and other Medicaid providers inside or outside of the Contractor's network, the Contractor's Care Coordinators, and non-Medicaid providers. This shall include establishing effective methods to coordinate with the DC Commission on Mental Health Services, DCPS and its providers of healthrelated IDEA services for children receiving such services under approved Individual Education Plans or Individual Family Service Plans, and, for DCHFP Contractors, the MAA contracted alcohol and drug abuse provider network(s).

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                         C.10.2.1.11 If not provided by DCPS or its providers,
                                   the Contractor shall ensure that medically necessary IDEA services continue during summer and school vacation periods.

                         C.10.2.1.12 The Contractor shall ensure that healthy
                                   Enrollee examinations are performed for
                                   children as required by EPSDT standards.

                         C.10.2.1.13 The Contractor shall ensure that healthy
                                   Enrollee examinations are performed for
                                   adults at a frequency determined by their age and risk factors. These examinations shall include routine preventive health screening for cancer following American Cancer Society guidelines, screening for diabetes for adults over forty (40) with risk factors, and annual lipid profiles and hypertension screenings for adult Enrollees. The Contractor may request that MAA approve the use of equivalent preventive screening guidelines, providing documentation demonstrating equivalent efficacy.

                         C.10.2.1.14 The Contractor shall provide influenza and
                                   pneumococcal vaccinations for appropriate high-risk individuals.

                         C.10.2.1.15 The Contractor shall establish procedures
                                   to monitor the provision of planned
                                   treatment, evaluate its effectiveness in meeting treatment goals, and revise and update treatment plans when needed.

                         C.10.2.1.16 The Contractor shall develop written
                                   policies and procedures that ensure that its staff and network providers comply with the requirements of 42 C.F.R. Ch. IV, Subpart I of part 489 regarding advance directives.

                                   a)   The Contractor shall educate its staff
                                        about its policies and procedures on
                                        advance directives, situations in which
                                        advance directives may be of benefit to
                                        Enrollees,and their responsibility to

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                                        educate Enrollees about this tool and
                                        assist them to make use of it.
                                   b)   The Contractor shall educate Enrollees
                                        about their ability to direct their care using this mechanism and shall specifically designate which staff members and/or network providers are responsible for providing this education.
                                   c)   The Contractor shall inform Enrollees
                                        that complaints concerning the advance
                                        directive requirements may be filed with the state survey and certification agency.

                         C.10.2.1.17 The contractor shall establish procedures
                                   for arranging for transplant surgery that specify who is responsible for obtaining consent, following MAA prior approval procedures to request and document the need for these services, arranging for the surgery and managing the Enrollee's aftercare.

     C.10.3 Coordination of Care

               The Contractor shall coordinate care. Coordination of care activities shall include EPSDT Outreach, IDEA, Care Coordination, Health Education, and, for DCHFP Contractors, coordination with the MAA approved alcohol and drug abuse provider network(s).

               C.10.3.1  EPSDT Outreach Activities

                         C.10.3.1.1. The Contractor shall track the compliance
                                   of children's treatment with EPSDT
                                   periodicity schedules and shall conduct
                                   outreach activities to assist Enrollees
                                   through age twenty one (21) to make and keep
                                   EPSDT appointments.

                         C.10.3.1.2 The outreach activities shall include every
                                   reasonable effort, including a telephone call or mailed reminder prior to the date of each visit; in the case of a first missed appointment, a telephone call or mailed reminder; and, if there is still no response, a personal appointment urge the parent(s) and/or guardian(s) to bring the child for his or her EPSDT appointment,

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                                   or personal visit where feasible. When
                                   appropriate such contacts should also be
                                   directed to sui juris teenagers.
                                               --- -----

                         C.10.3.1.3 The Contractor shall offer scheduling and
                                   transportation assistance prior to the due date of each enrolled child's periodic examination, and shall provide this assistance when requested and necessary.

                         C.1O.3.1.4 The Contractor shall track compliance with
                                   IDEA and shall provide appropriate staff to attend IEP and IFSP planning meetings.

     C.10.4 Care Coordination

                         C.10.4.1.1. The Contractor shall establish a care
                                   coordination department directed by a Senior
                                   Manager with a RN, MD, or the equivalent and staffed by care coordinators with appropriate clinical/medical training and experience.

                         C.10.4.1.2 The Contractor shall define criteria for the
                                   identification of Enrollees who are eligible for service from care coordinators. These criteria shall be submitted to MAA for review and approval, and shall include, at a minimum:

                                   a) People with severe disabilities - Adults or children with HIV / AIDS or other disabling conditions with a cognitive, biological, or psychological basis that result in, but are not limited to, the following:
                                   b)   The need for medical care or special
                                        services at home, place of employment or school;
                                   c)   Dependency on daily medical care,
                                        special diet, medical technology,
                                        assistive devices, or personal
                                        assistance in order to function; or
                                   d) Complex conditions requiring coordinated services from multiple treatment providers on a frequent basis;

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                                   e)   Adolescents or women with high-risk
                                        pregnancies including, but not limited
                                        to, those with:
                                   f)   Young maternal age;
                                   g)   Short inter-conceptional period;
                                   h)   Late onset of prenatal care;
                                   i)   Alcohol and drug abuse or domestic
                                        violence in the home;
                                   j)   Documented barriers to accessing health
                                        care; or
                                   k)   Maternal illness that may affect the
                                        birth of the fetus;
                                   1)   Enrollees with complex disease
                                        management issues or complex
                                        psychosocial needs which could adversely affect their health status;
                                   m)   People with or at risk of serious life
                                        threatening conditions;
                                   n)   Children with mental health care needs;
                                        and
                                   o)   IDEA.

                         C.10.4.1.3 The Contractor shall review the cases of
                                   Enrollees referred by PCPs or otherwise
                                   identified as potentially eligible for care coordinator assistance and shall contact Enrollees determined to be eligible to offer assistance by care coordinators.

                         C.10.4.1.4 The care coordinator shall work with the
                                   family and the PCP or treatment team to plan care-coordinator activities. These activities shall be included in the treatment plan.

                         C.10.4.1.5 Care coordinators are responsible for
                                   assisting providers to coordinate treatment with the family and other practitioners by performing the following functions:

                                   a)   Facilitating development of a
                                        multidisciplinary treatment plan, when
                                        necessary;
                                   b)   Communicating relevant information and
                                        participating in development of an IEP
                                        or IFSP;

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                                   c)   Coordination of the treatment plan
                                        including facilitation of transfer of
                                        medical information from one provider to another;
                                   d)   Coordination between network providers,
                                        out-of-network providers, schools, and
                                        district agencies that are involved with the Enrollee;
                                   e) Monitoring the treatment plan to be sure that it is being followed and that it is effective in reaching treatment goals; and
                                   f)   Arranging periodic reassessments of
                                        Enrollee progress.

                         C.10.4.1.6 The care coordinator shall provide the
                                   following forms of assistance, when needed, to Enrollees and their caregivers, to ensure comprehensive and well-coordinated care. Care coordination assistance provided to Enrollees and their caregivers shall encourage empowerment and independence of the family.

                                   a)   In accordance with care coordinator's
                                        scope of practice, educating Enrollees
                                        and caregivers about their conditions,
                                        techniques for self-management, and
                                        administration of medication or other
                                        treatments.
                                   b)   Assisting Enrollees to gain access to
                                        and/or schedule medical, social,
                                        educational and other services, both
                                        within and outside the Contractor's
                                        plan.
                                   c)   Assisting Enrollees to arrange for
                                        services to be provided, when necessary, in non-traditional sites, including home, work or school; or outside of working hours.
                                   d)   Assisting Enrollees to arrange for
                                        medically necessary IDEA services.
                                   e)   Providing linkage with staff in other
                                        agencies and/or community service
                                        organizations involved with or providing services to an Enrollee.

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                                   f)   Assisting in planning for and arranging
                                        the services called for by a discharge
                                        plan after hospital treatment.
                                   g)   Assisting in planning for termination
                                        when the Enrollee is being disenrolled
                                        and facilitating communication of
                                        medical information to new providers,
                                        when the Enrollee gives consent.

                         C.10.4.1.7 The Contractor shall maintain a tracking
                                   system for its treatment plans that
                                   facilitates care coordinators'
                                   responsibilities for care planning,
                                   authorization of care and monitoring of
                                   receipt of planned services; meets the
                                   requirements for EPSDT tracking; and allows the Contractor to track and monitor other aspects of treatment planning and delivery. The system shall control online access to confidential information so that only authorized staff can use it. Further, the Contractor should monitor satisfaction with these services.

               C.10.4.2  Health Education

                         C.10.4.2.1 The Contractor shall ensure that its PCPs
                                   provide a written and oral explanation of
                                   EPSDT services to Enrollees including
                                   pregnant women, parent(s) and/or guardian(s), child custodians and sui juris teenagers.
                                                        --- -----
                                   This explanation shall occur on the first visit, and annually thereafter, and include distribution of a pocketsize card with the schedule for screens, laboratory tests and immunizations. The importance of the preventive aspects of the service and the benefits of early developmental and anticipatory guidance services should be emphasized for children under age three (3) and their caregivers.

                         C.10.4.2.2 The Contractor shall encourage and support
                                   its PCPs to provide Enrollees with education and information about health maintenance, the appropriate use of urgent care and emergency services and how to access care; how to access mental health care; self-

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                                   management of health conditions; and selfcare
                                   strategies relevant to their age, culture and conditions.

                         C.l0.4.2.3 The Contractor shall provide an organized
                                   health education program including the
                                   following required elements:

                                   a)   The importance and availability of
                                        testing for HIV/AIDS and the services
                                        available for treatment of HIV/AIDS;
                                   b) The importance and availability of early intervention for infants, toddlers and school-age children who either have been diagnosed as having, or who are suspected of having, a developmental disability or delay;
                                   c)   Proper nutrition for pregnant women and
                                        children and the WIC program and how to
                                        obtain benefits; and
                                   d)   Sexuality education for teenagers which
                                        addresses prevention of pregnancy,
                                        protection from sexually transmitted
                                        diseases, and issues of homosexuality
                                        and gender identification.

                         C.l0.4.2.4 The Contractor shall maintain up-to-date
                                   listings of available community health
                                   education programs and self-help
                                   organizations relevant to the needs of its Enrollees, and ensure that Enrollees are offered referrals to these organizations whenever relevant.

                         C.10.4.2.5 The Contractor shall provide MAA with a
                                   summary of health education activities on a quarterly basis including participation levels, curriculum, locations, and a schedule of sessions, in accordance with Section F.

     C.10.5 Collaboration with Other Service Systems

               C.10.5.1  Required Reporting

                         a) The Contractor shall ensure compliance with reporting requirements as specified in Section F.4 and consistent with confidentiality requirements;

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                         b)   Persons that meet the District's definition of
                              developmental delay;
                         c) Children and adults with vaccine-preventable diseases; and
                         d) Persons with sexually transmitted and other communicable diseases.

                         C.10.5.1.1 The Contractor shall report Enrollees
                                   diagnosed with or suspected as being infected with tuberculosis to the DC Tuberculosis Control Program within forty-eight (48) hours, provide periodic reports on Enrollees in treatment, and notify the Program of Enrollees absent from treatment more than thirty (30) days.

                         C.10.5.1.2 The Contractor shall report any child with
                                   an elevated blood lead level (greater than 15 ug/dl) to the District of Columbia Department of Health Childhood Lead Poisoning Prevention Program within seventy-two (72) hours after identification, shall refer such child for assessment of developmental delay, and shall coordinate services required to treat the exposed child with the lead inspection and abatement services furnished by the District.

                         C.10.5.1.3 The Contractor shall be responsible for
                                   referring pregnant and post-partum women and children up to age five (5) who have been or are at risk for nutritional deficiencies or have nutrition-related medical conditions to the Special Supplemental Food Program for Women, Infants and Children (WIC) and for furnishing the WIC agency with the results of tests conducted to ascertain nutritional status. The Contractor shall also direct all eligible members to the WIC program (Medicaid recipients are automatically income-eligible) and coordinate with existing WIC providers to ensure members have access to the special supplemental nutrition program for women, infants and children or the Contractor shall provide these services. The Contractor may use the

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                                   nutrition education provided by WIC to
                                   satisfy related health education and
                                   promotion requirements.

               C.10.5.2  Court Ordered Evaluations and Services

                         C.10.5.2.1 The Contractor shall respond to direct
                                   referrals from the court system for
                                   court-ordered evaluation. Such referrals shall be forwarded to appropriately qualified providers who are able to promptly and fully respond to the needs of the court. The Contractor shall be responsible for oversight of the evaluation and for providing the evaluation results to the court.

                         C.10.5.2.2 The Contractor shall respond promptly to
                                   direct referrals from the court system for court-ordered services and ensure that appointments for medically necessary services are offered promptly. If the Contractor determines that court-ordered services are not medically necessary, the Contractor shall recommend to the court alternative services to address the Enrollee's needs.

               C.10.5.3  Coordination with Other District Agencies

                         C.10.5.3.1 The Contractor shall be responsible for
                                   designating a senior contact person for each of the following District agencies:

                                   a)   District of Columbia Public Schools
                                        Special Education;
                                   b)   Department of Human Services Early
                                        Intervention Program;
                                   c)   Department of Human Services, Youth
                                        Services Administration;
                                   d) Child and Family Services Agency/LaShawn Receiver;
                                   e)   Commission on Mental Health
                                        Services/Dixon Transitional Receiver;
                                   f)   Department of Health Office of Maternal
                                        and Child Health;
                                   g)   DC Courts; and

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                                   h)   Department of Health Addiction,
                                        Prevention, Recovery Administration
                                        (APRA).

               C.10.5.4  Coordination of Health-related IDEA Services

                         C.10.5.4.1 The Contractor shall ensure that appropriate
                                   staff members attend an MAA-sponsored
                                   training session to inform them about the requirements, services, and procedures of IDEA, and will communicate this information to its PCPs and other staff through appropriate and effective means.

                         C.10.5.4.2 The Contractor shall ensure that its
                                   designated contact person for DCPS and the Early Intervention Program regularly attends a working group sponsored by MAA that will develop protocols to implement MAA's Interagency Agreements with DCPS and with Early Intervention Program. The protocols shall specify procedures and performance expectations for coordination and communication concerning the medical and behavioral care of Enrollees served in common. Protocols shall include:

                                   a)   Procedures for accessing assessments,
                                        for collaborative service planning, and
                                        for authorization of services;
                                   b)   Procedures consistent with
                                        confidentia1ity laws for communication
                                        among service providers on progress in
                                        treatment and significant developments
                                        in the Enrollee's condition or
                                        treatment;
                                   c) Where applicable, procedures for billing and payment of services whose cost is shared, or services provided by one party and paid for by another;
                                   d)   Designation of a point of contact from
                                        each system, responsible for
                                        coordinating resolution of case or
                                        system issues;
                                   e)   Regular meetings for ongoing planning,
                                        resolution of systems problems, and
                                        resolution of problems with specific
                                        cases;

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                                   f)   Procedures for resolving conflicts that
                                        cannot be resolved in the established
                                        meetings;
                                   g)   If applicable, procedures for arranging
                                        and paying for court-ordered services
                                        that are not medically necessary; and
                                   h)   If applicable, procedures for responding
                                        to court orders concerning Enrollees.

               C.10.5.5  Coordination with Custodial Agencies

                         The contact people designated by each Contractor for the Child and Family Services Agency and for the Youth Services Administration shall meet with representatives of each agency to develop any policies and procedures needed to coordinate health care for wards of the District who are enrolled in a health plan. Such policies and procedures shall be documented in memoranda between the Contractor and the agencies as appropriate. If a system-wide approach is necessary, MAA will facilitate meetings between all health plans and the agencies involved.

               C.10.5.6 Coordination with Mental Health and Alcohol and Drug Abuse Services

                         The Contractor shall establish a system that provides Enrollees' access to covered mental health and alcohol and drug abuse treatment. The Contractor's system shall be subject to review and approval by the Commission on Mental Health Services/Dixon Transitional Receiver. This system shall also ensure effective coordination between medical service providers and network mental health and alcohol and drug abuse providers, to the extent that the Enrollee consents to sharing information about his or her mental health and alcohol and drug abuse treatment. This system shall:

                                   a) Disseminate and train PCPs in the use of a validated tool or tools designated by MAA for screening children and adults for mental health and alcohol and drug abuse problems;
                                   b) Ensure that PCPs administer MAA-approved screening tools for mental health and alcohol and drug abuse needs as a routine part of every child and adult preventive health examination;

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                                   c)   Identify Enrollees who are in need of
                                        mental health and alcohol and drug abuse treatment and assist Enrollees in selecting a mental health and alcohol and drug abuse provider and making an appointment, when requested and necessary;
                                   d)   Prepare a directory of all network
                                        mental health and alcohol and drug abuse providers. Distribute this directory to all PCPs in the network and ensure that they offer an appropriate directory to all Enrollees whose screening indicates possible mental health and alcohol and drug abuse problems;
                                   e)   Ensure that PCPs coordinate care with
                                        any mental health and alcohol and drug
                                        abuse treatment providers in or outside
                                        of the network serving their Enrollees,
                                        in accordance with the Enrollee's
                                        consent to share information about such
                                        treatment;
                                   f)   Assign appropriate staff to coordinate
                                        among primary care providers and network and non-network mental health and alcohol and drug abuse providers; and designate a single Senior Manager to oversee this function;
                                   g)   Establish procedures to identify
                                        problems that arise in specific cases or in mental health or alcohol and drug abuse treatment systems generally and bring them to the attention of the designated staff person on a timely basis; and
                                   h)   Develop and implement procedures to
                                        monitor compliance with these protocols
                                        and to improve compliance, if necessary.

               C.10.5.7  Memorandum of Agreements

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                         C.10.5.7.1 The Contractor shall develop Memorandum of
                                   Agreements with the following agencies within sixty (60) days of contract award to ensure effective coordination of treatment.

                         C.10.5.7.2 District of Columbia Public Schools, Special
                                   Education;

                         C.10.5.7.3 Department of Human Services Early
                                   Intervention Program;

                         C.10.5.7.4 Child and Family Services Agency/LaShawn
                                   Receiver;

                         C.10.5.7.5 Department of Human Services Youth Services
                                   Administration;

                         C.10.5.7.6 Commission on Mental Health Services/Dixon
                                   Transitional Receiver; and

               C.10.5.8 Coordination with Other MMCP Health Plans The Contractor shall establish procedures for transfer of medical information, continuity of care and for linkage of medical information of Enrollees who transfer between the DCHFP plan.

C.11 Financial Functions

     C.11.1 Claims Payment Capacity

               The Contractor shall be responsible for paying all claims for properly accessed and, if necessary, authorized Medicaid services provided to Enrollees on dates of service when they were eligible for Medicaid unless the services are excluded under the Plan.

               C.11.1.1 The Contractor shall have written policies and procedures for processing claims submitted for payment from any source and shall monitor its compliance with these procedures. The procedures shall specify time frames for:

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                         C.11.1.1.1 Date stamping claims when received;

                         C.ll.1.l.2 Determining, within a specific number of
                                   days from receipt, whether a claim is clean or not;

                         C.11.1.1.3 Follow-up of pended claims to obtain
                                   additional information;

                         C.11.1.1.4 Reaching a determination following receipt
                                   of additional information; and

                         C.11.1.1.5 Sending notice of the provider's appeal
                                   rights when a determination is made to deny the claim.

               C.11.1.2 The Contractor shall allow network and non-network providers to submit an initial claim for covered and, if required, prior authorized services for a maximum period of ninety (90) days following the provision of such services.

               C.11.1.3 The Contractor's claims payment system shall use standard claims forms wherever possible. In addition, the Contractor shall have the capability to electronically accept and adjudicate claims.

               C.11.1.4 The Contractor's claims processing system shall ensure that duplicate claims are denied.

               C.11.1.5 The Contractor shall pay or deny at least ninety percent (90%) of "clean claims" (claims for which no further written information or substantiation is required) within thirty (30) calendar days of receipt and at least ninety-nine percent (99%) of clean claims within ninety (90) calendar days of receipt consistent with the claims payment procedures described in Section 1902(a)(37)(A) of the Social Security Act. The Contractor shall adhere to these claims payment procedures unless the health care provider and the Contractor agree to an alternative payment schedule.

               C.11.1.6 The Contractor shall verify that reimbursed services were actually provided to Enrollees by providers and subcontractors.

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               C.11.1.7  The Contractor shall provide MAA with information prior to implementation of any changes to the software system to be used to support the claims processing function as described in the Contractor's proposal and incorporated by reference in the contract.

     C.ll.2 Provider Relations

               The Contractor shall maintain staff to perform provider relation functions to include; training providers in the Contractor's procedures for authorization and claims payments, assisting providers to resolve billing and other administrative problems and responding to provider complaints about administrative processes.

C.12 Management Information System

     C.12.1 Minimum MIS Requirements

               The Contractor shall operate an MIS capable of maintaining, providing and documenting information sufficient to document contractor's compliance with the contract requirements that will include but not be limited to the following functions:

               .    Enrollee eligibility data - current and historical;
               .    Encounter and claim payment records - current and
                    historical;
               .    Authorization and care coordination data;
               .    Utilization management;
               .    Provider network information, i.e., provider affiliations, credentialing information;
               .    EPSDT tracking;
               .    Outcome reports;
               .    Financial accounting data;
               .    Grievance and complaints statistics;
               .    Internal operations data, e.g., telephone response time;
               .    Clinical information;
               .    Serious incidents;
               .    Client satisfaction;
               .    Provider profiling; and
               .    Outcome measurements.

               C.12.1.1 The Contractor shall have an MIS capable of documenting administrative and clinical procedures while maintaining confidentiality of individual medical information, including special confidentiality provisions related to people with HIV/AIDS, mental illness, and alcohol and drug abuse disorders. The encounter data reporting system should be designed to assure aggregated, unduplicated service counts

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                         provided across service categories, provider types, and
                         treatment facilities.

               C.12.1.2 The Contractor shall have internal procedures to ensure that data reported to the District are valid and to test validity and consistency on a regular basis. The Contractor shall also agree to cooperate in data validation activities that may be conducted by the District, at its discretion, by making available medical records, claims records, and a sample of other data according to specifications developed by the District.

               C.12.1.3 The Contractor shall develop and implement required corrective action plans to correct data validity problems.

               C.12.1.4 The Contractor shall provide the District with aggregate performance and outcome data, as well as its policies for transmission of data from network providers. The Contractor shall submit its work plan or readiness survey assessing its ability to comply with Health Insurance Portability and Accountability Act (HIPAA) mandates in preparation for the standards and regulations.

     C.12.2 Eligibility Data

               C.12.2.1 The Contractor's enrollment system shall be capable of linking records for the same Enrollee that are associated with different Medicaid identification numbers, e.g., Enrollees who are re-enrolled and assigned new numbers.

               C.12.2.2 A Contractor operating a District of Columbia DCHFP and a CASSIP shall have a method linking the records of an Enrollee who is disenrolled from the DCHFP and enrolled in the CASSIP or vice versa.

               C.12.2.3 At the time of service, the Contractor or its subcontractors shall verify every Enrollee's eligibility through the Eligibility Verification System
                         (EVS) operated by the District.

               C.12.2.4 The Contractor shall update its eligibility database whenever Enrollees change names, phone numbers, and/or addresses, and shall notify the District of such changes.

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               C.12.2.5  The Contractor shall notify the MAA of any Enrollees for whom accurate addresses or current locations cannot be determined and shall document the action that has been taken to locate the Enrollees. The Contractor shall notify the MAA of the known deaths of any Enrollees within two (2) business days.

     C.12.3 Encounter and Claims Records

               C.12.3.1 The Contractor shall use a standardized methodology capable of supporting HCFA reporting categories for collecting service event data and costs associated with each category of service.

               C.12.3.2 The Contractor shall collect and submit service specific encounter data in the appropriate HCFA 1500 or UB92 format or an alternative format if approved by MAA. The data shall be submitted electronically within seventy-five (75) days of the end of the month in which the service occurs, or as needed. The data shall include all services reimbursed by Medicaid.

     C.12.4 EPSDT Tracking System

               C.12.4.1 The Contractor shall operate a system that tracks EPSDT activities for each enrolled child by name and Medicaid identification number and allows the Contractor to complete HCFA form 416 to report the timeliness of the performance of scheduled activities. This system shall be enhanced, if needed, to meet any other reporting requirements instituted by HCFA for the District in the future;

               C.12.4.2 The system shall also track the status of the child with respect to WIC referrals; and

               C.12.4.3 The status of the child with respect to mental health referra1s.

     C.l2.5 Authorization and Care Coordination Data

               C.12.5.1 The Contractor's system shall include all data necessary to coordinate care, including, but not limited to: client ID number, provider number, treatment plan and treatment goals, progress toward goals, referrals made, services requested and services authorized, period of service

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                         authorization, number of units authorized, diagnosis -
                         all axis, any applicable assessment information, eligibility and legal status, reviewer ID, date of request and date of review. The Contractor's MIS shall support care coordination functions, including, but not limited to, EPSDT compliance, treatment planning, comments from service providers, and resources available from the provider.

               C.12.5.2 Records in an electronic or digital on-line format shall be easy to access and to transport in a non-proprietary format.

               C.12.5.3 The system shall ensure flexibility to record and easily access text describing clinical issues.

     C.12.6 Additional Clinical Information

               The Contractor shall extract clinical data from electronic databases, through chart reviews, or through other special data collection methods when needed for analyses to inform quality improvement, provider management, or development of clinical protocols.

     C.12.7 Provider Network

               C.12.7.1 In accordance with Section 1932(d)(4) of the Balanced Budget Act of 1997, the Contractor shall require its physicians who provide Medicaid services to have a unique identifier in accordance with the system established under Section 1173(b).

               C.12.7.2 The Contractor's provider database shall include but not be limited to licensure status, professional affiliations, hospital admitting privileges, languages spoken, education and training and board eligibility/ certification. Basic demographic information, hours of operations, office locations, languages spoken by office staff, status of panel (open, closed), satisfaction survey responses malpractice coverage, and reported incidents shall also be available.

     C.12.8 Outcome Reporting

               The Contractor's MIS shall have the capacity to report on the measures outlined in Section C.17.7.

C.13 Quality Improvement

     The Contractor shall establish quality management functions to monitor its compliance with Quality Improvement System for Managed Care (QISMC)

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     Interim Standards and Guidelines and industry standards for care planning, authorization, and provision, and to investigate serious incidents. In addition, the Contractor shall implement a structured process for continuously improving quality that addresses aspects of its performance that are of significance for its MMCP Enrollees and that meet QISMC standards.

     C.13.1 Chart Reviews

               The Contractor shall establish a system for periodic review of medical records, care coordination records, and claims records using explicit criteria to establish whether:

               C.13.1.1  Treatment is consistent with diagnosis;

               C.13.1.2 High-risk chronic or acute conditions receive appropriate treatment and achieve appropriate outcomes;

               C.13.1.3 Services emphasize preventive care and result in early detection;

               C.13.1.4 Treatment is provided in accordance with quality of care guidelines;

               C.13.1.5  Enrollees are appropriately referred to specialty care;

               C.13.1.6  Enrollees are offered needed support services; and

               C.13.1.7 Barriers to appropriate care are identified and patients are offered assistance in addressing them.

                         The results of such chart reviews will be provided to MAA on an annual basis in accordance with Section F.4.

     C.13.2 Critical Incidents

               The Contractor shall adopt definitions for critical and serious incidents from a national accrediting body and adopt that body's procedures for reporting, investigating, addressing, and documenting them, including who is responsible for each activity. These policies shall be included in the Contractor's Provider Manual, which shall be reviewed for approval by MAA.

               C.13.2.1 The Contractor shall report all critical incidents to MAA's Medical Director within twenty-four (24) hours of their occurrence, along with measures taken to address the situation and/or prevent additional occurrences.

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               C.13.2.2  The Contractor shall summarize and report quarterly to
                         MAA in accordance with Section F.4 serious incidents and the Contractor's actions taken.

               C.13.2.3 In order to prevent and better manage such incidents, the Contractor shall designate a multi-disciplinary committee under the leadership of the Medical Director to review critical incidents as they happen, as well as to review summary reports on a quarterly and annual basis.

               C.13.2.4 The Contractor's committee shall order and monitor needed corrective actions and shall issue protocols designed to guide practitioners in preventing or providing appropriate responses to commonly experienced incidents, and shall identify commonly experienced incidents warranting development of improved approaches to prevention or management.

     C.13.3 Quality Improvement (QI) Program

               C.13.3.1 The Contractor shall operate a Quality Improvement Program. The Contractor shall develop a written QI Plan annually that details plans, tasks, initiatives, and staff responsible for improving quality and meeting the requirements incorporated in this Contract.

                         C.13.3.1.1 The Contractor's QI Plan shall specify
                                   measures of effectiveness from such domains as observable health outcomes, provision of efficacious services, adherence to professional guidelines, family satisfaction, patient satisfaction and access to or utilization of services that will provide a basis for evaluation of effectiveness.

                         C.13.3.1.2 All initiatives shall set measurable
                                   improvement targets for health outcomes or for structures or processes that have been demonstrated by best practice or industry standards to be linked to positive outcomes.

                         C.13.3.1.3 The Contractor's QI Plan shall set
                                   measurable goals for reducing racial or
                                   ethnic disparities indicated by baseline data for health plan performance, either within

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                                   the Plan or between the Plan and national
                                   benchmarks.

                         C.13.3.1.4 The Contractor shall include provisions for
                                   measuring the effectiveness of its proposed interventions, using a baseline and a post-intervention measurement and the relevant health outcomes that will also be measured.

                         C.13.3.1.5 When a measure is based on a sample rather
                                   than on all Enrollees, a sampling methodology shall be used which ensures that the results are representative of the enrolled population. The Contractor shall report on functional and health outcome measures as needed in connection with Plan or MAA Quality Improvement Initiatives.

                         C.13.3.1.6 The Contractor shall include an
                                   implementation schedule for quality
                                   improvement tasks outlined in the QI Plan.

                         C.13.3.1.7 The Contractor shall submit an annual
                                   Quality Improvement Report 30 days prior to the expiration of each year of the contract The QI Report shall summarize the findings from initiatives described in the annual QI Plan.

               C.13.3.2 The Contractor shall participate in MAA quality improvement initiatives for managed care plans. This shall involve sending appropriate staff with an appropriate level of decision-making authority to participate in planning meetings that may involve MAA, other contracted managed care plans, the other District agencies, the MAA Advisory Group, and other stakeholders.

               C.13.3.3 The Contractor shall make available minutes from the Contractors' internal Quality Improvement Committee meetings upon request by the District for review at the Contractor's site. All such minutes shall be kept confidential by reviewing parties as required under the District's Health Maintenance Organization Act of 1996.

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     C.13.4 Consumer and Family Surveys

               The Contractor shall conduct at least two surveys per year of its Enrollees.

               C.13.4.1 One survey shall assess the satisfaction of its Enrollees and families at least once per year, using appropriate nationally validated and normative tools appropriate for Medicaid populations, such as the Consumer Assessment of Health Plans Studies (CAHPS).

               C.13.4.2 The Contractor shall include in such surveys any specific questions requested by MAA.

               C.13.4.3 The Contractor shall conduct one additional survey of its Enrollees, or a subpopulation of Enrollees, at least once per year to collect self-reported data relevant to analysis of outcomes or quality improvement initiatives.

     C.13.5 Provider Satisfaction

               The Contractor shall assess the satisfaction of the Enrollees of its Provider network at least once per year, using a provider satisfaction tool that addresses concerns of importance to providers treating its Enrollees.

C.14 Complaints, Grievances And Fair Hearings

     The Contractor shall maintain adequate staff to receive Enrollee complaints submitted by phone or in writing and meet by phone or in person with Enrollees to answer questions and attempt to resolve complaints. If the complaint cannot be resolved at this level, the staff shall submit complaints to the formal complaints and grievance process. The Contractor shall document all communications, written and verbal, with Enrollees and shall maintain written policies and procedures for the receipt and prompt resolution of complaints and grievances. This system shall comply with the requirements of 42 CFR 434.32. All reports and documentation shall be subject to review by the District as deemed necessary.

     C.14.1 General Requirements

               C.14.1.1 The Contractor shall establish a complaint and grievance process that adheres to the following requirements:

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                         C.14.1.1.1 The Contractor shall inform enrollees of
                                   their right to file a grievance with the Office of Fair Hearing at any time during the process.

                         C.14.1.1.2 The Contractor shall offer to assist the
                                   enrollee with the filing of a complaint to the Office of Fair Hearing

                         C.14.1.1.3 The Contractor shall establish a reasonable
                                   time frame that allows Enrollees ninety (90) days from the date the Contractor mails a notice of action to file a complaint, grievance, or request a fair hearing.

                         C.14.1.1.4 After ninety (90) days, Enrollees or their
                                   designees shall have the right to file a grievance with "good cause".

                         C.14.1.1.5 The Contractor shall in no way penalize any
                                   Enrollee who files a complaint or grievance, or requests a fair hearing.

     C.14.2 Complaint Procedure

               C.14.2.1 The Contractor shall establish and maintain a defined process for members, providers, or others to resolve disputes regarding any aspect of service provision or administration, other than a request for reconsideration of an authorization decision. This process shall specify timeframes for the completion of each step in order to ensure timely response to the complainant.

               C.14.2.2 The Contractor shall ensure that complaints are investigated and resolved in a timely manner by an individual who was not directly or indirectly involved in the situation which gave rise to the complaint.

     C.14.3 Grievances and Appeals

               The Contractor shall reconsider a decision to deny, reduce, terminate, or delay authorization of a requested covered service or payment denial in response to an a grievance to request submitted by an Enrollee or a provider on behalf of an Enrollee. Should the Enrollee disagree with the Contractor's response to a grievance, the Enrollee or a provider on the Enrollee's behalf, may appeal the Contractor's decision.

               C.14.3.1  Levels of Reconsideration

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                         C.14.3.1.1. Immediate Reconsideration (InformalReview)

                                   The Contractor shall establish a process for immediate reconsideration of the denial, termination, or reduction of services when there is a dispute about whether the Enrollee has an urgent or emergency medical condition or there is a delay in the furnishing of an emergency or urgent service. A physician not involved in the original decision shall perform the review and reconsideration of the matter and a decision shall be issued within one (1) hour.

                         C.14.3.1.2 The Contractor shall utilize the immediate
                                   reconsideration process under the following circumstances:

                                   a)   An Enrollee submits a grievance and
                                        taking the time for a standard
                                        resolution could seriously jeopardize
                                        the Enrollee's life or health;
                                   b)   A physician submits a grievance or
                                        supports an Enrollee's request and
                                        indicates that taking the time for a
                                        standard resolution could seriously
                                        jeopardize the Enrollee's life, health,
                                        or functioning; or
                                   c)   An Enrollee submits a grievance while
                                        accessing services for urgent or
                                        emergency care.

                         C.14.3.1.3 Expedited Grievance (First Level Review)

                                   The Contractor shall establish an expedited grievance process for making a first level reconsideration determination of an acute care denial within a seventy-two (72) hour period. The reviewer shall be an appropriate specialist who was not involved in the initial coverage determination. Aggrieved individuals shall have the right to submit additional data and meet with the reviewer prior to final determination.

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                         C.14.3.1.4 The Contractor shall ensure that, at a
                                   minimum, the expedited grievance process is utilized for:

                                   a)   Persons dissatisfied with the response
                                        to a request for urgent care;
                                   b)   Persons with HIV/AIDS dissatisfied with
                                        a Contractor's determination of
                                        coverage;
                                   c)   Other persons as designated by the
                                        Contractor based on stated criteria; and
                                   d)   Persons who are dissatisfied with an
                                        MCO's determination of coverage for
                                        acute services, or for services that may be authorized as alternatives to acute inpatient services.
                                   e)   Persons dissatisfied with decisions
                                        regarding denial of surgical procedures, including but not limited to circumcisions.

                         C.l4.3.1.5 Standard Grievance (First Level Review)

                                   The Contractor shall establish and maintain a standard grievance process for first level reconsideration of authorization decisions that resulted in the denial, termination, delay or reduction of a covered item or service. This process may also serve as a first level reconsideration of an unresolved complaint. The Contractor shall be responsible for the following activities regarding the grievance process:

                                   a)   The Contractor shall inform providers
                                        and Enrollees of procedures for grieving denials or reductions of requested services.
                                   b) The Contractor shall inform Enrollees of their rights in the grievance process, including the right to appear in person before the Contractor's personnel responsible for resolving the grievance, the timing in which the review will be completed, and their rights to Fair Hearings at any point in the process.

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                                   c)   The Contractor shall ensure that all
                                        grievances regarding services for adults are reviewed by appropriate specialists and sub- specialists and that all grievances regarding services for children are reviewed by appropriate pediatric specialists and subspecialists.
                                   d) The Contractor shall appoint a Grievance Committee to review all standard grievances. At a minimum, the Grievance Committee shall include the Medical Director or his/her designee, the Clinical Director or his/her designee, and a Supervising Care Coordinator representing a discipline other than the Clinical Director's. Other medical and clinical staff shall participate to substitute for a staff member involved in the matter being grieved, or to provide needed specialty expertise.
                                   e)   The Contractor shall resolve the
                                        grievance and notify the member or the
                                        member's designee in writing of the
                                        decision no later than thirty (30)
                                        working days from the date the grievance was received except in cases involving an expedited grievance. The Contractor may extend the thirty (30) day time frame by up to fourteen (14) calendar days if the Enrollee or the Enrollee's representative requests the extension.

                         C.14.3.1.6 Appeals (Second Level Review)

                                   The Contractor shall establish and maintain an appeals process to review and resolve disputes involving adverse decisions resulting from the standard grievance process. Contractors shall be responsible for ensuring:

                                   a)   The same resolution and notification
                                        timeframes described above for the
                                        standard grievance process are adhered
                                        to throughout the appeals process.
                                   b)   The appeals committee responsible for
                                        the review and reconsideration of the

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                                        dispute includes a physician who was not
                                        involved in any previous decision
                                        regarding the dispute.

               C.14.3.2  Requirements for Notice of Action

                         The Contractor shall notify an Enrollee in writing and in a timely manner of any intention to deny, limit, reduce, delay or terminate a service or deny payment. This notice shall clearly explain the following:

                         C.14.3.2.1 The action the Contractor intends to take
                                   and the supporting reasons, laws or rules for the action;

                         C.14.3.2.2 The Enrollee's right to file a complaint or
                                   grievance with the Contractor and the right to request a Fair Hearing at any time;

                         C.14.3.2.3 The Enrollee's right to appear in person in
                                   front of the Contractor's personnel if the Enrollee files a grievance;

                         C.14.3.2.4 The Enrollee's right to have a
                                   representative involved in the process;

                         C.14.3.2.5 The assistance that can be provided by the
                                   Ombudsman and how to contact the Ombudsman;

                         C.14.3.2.6 The Enrollee's right to obtain free copies
                                   of the documents, including the Enrollee's medical records, used to make the decision and the medical necessity criteria referenced in the decision; and

                         C.14.3.2.7 The circumstances under which benefits will
                                   continue pending resolution of the grievance or issuance of a District Fair Hearing decision.

               C.14.3.3  Written Notification of Receipt

                         The Contractor shall, within two (2) working days, send to the member or the member's designee a letter of notification of receipt of the complaint or grievance.

               C.14.3.4  Continuation of Coverage

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                         C.14.3.4.1 The Contractor shall continue to furnish the
                                   item or service at the level and in the
                                   amount, scope, and duration that item or service was provided to the Enrollee prior to notification of the Contractor's determination pending resolution of the grievance or appeal.

                         C.14.3.4.2 This provision for continued coverage
                                   applies only to Enrollees or an Enrollee's designee who filed a standard grievance within ten (10) days of the date on which the Enrollee was notified of the Contractor's determination to terminate or reduce an item or service.

                         C.14.3.4.3 The Contractor shall provide continued
                                   coverage until the date that:

                                   a)   The grievance is resolved; and
                                   b)   The Enrollee has not requested a fair
                                        hearing.

                         C.14.3.4.4 The Contractor shall issue an authorization
                                   for any services authorized as a result of the grievance or fair hearing process within two (2) working days of a grievance or notice of a fair hearing decision.

     C.14.4 Fair Hearings

               C.14.4.1 The Contractor shall notify the Enrollee or the Enrollee's designee of the right to a fair hearing with a District hearing officer, each time notification of an adverse decision on a complaint, grievance, or appeal is sent to an Enrollee or the Enrollee's designee.

               C.14.4.2 The Contractor shall submit all documents regarding the Plan's action and the Enrollee's dispute to MAA no later than five (5) working days from the date the Contractor receives notice from the District that a fair hearing request has been filed if an Enrollee requests a fair hearing.

               C.14.4.3 An Enrollee may request a fair hearing before, during, or after a Contractor's grievance process. However, an

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                         Enrollee is allowed no more than ninety (90) days from
                         the date notice of action is mailed to request a hearing.

               C.14.4.4 Pending the decision from the fair hearing, the Contractor shall continue to furnish the item or service at the level and in the amount, scope, and duration that item or service was provided to the Enrollee prior to notification of the Contractor's determination.

               C.14.4.5 The Contractor shall assist the enrollee with filing of any request for a fair hearing and send a copy of the request filed to the enrollee's home address.

     C.14.5 Grievance and Fair Hearing Resolutions

               If the Contractor reverses or modifies an authorized decision through the grievance resolution process or is notified of the District's fair hearing decision to reverse a decision, the service shall be authorized or provided no later than two (2) working days after reversal or notification of reversal from the District. In the case of an expedited grievance, services must begin within twenty-four (24) hours of the reversal.

     C.14.6 Tracking Log

               The Contractor shall maintain a log to document all complaints and grievances. The log shall document the type and nature of each dispute, the Plan in which the complainant is enrolled, how the matter was addressed and what, if any, corrective action was taken.

C.15 Implementation Plan

     C.15.1 Implementation Requirements

               C.15.1.1  Organizational

               C.15.1.2 The Contractor shall designate a group composed of individuals who are qualified to direct the implementation of all required functions of the health plan and to be responsible for developing the Implementation Plan and carrying it out.

                         C.15.1.2.1 This group shall include individuals with
                                   experience with managed care, Medicaid
                                   managed care, mental health care, the
                                   District of Columbia's health system, and

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                                   with the functions they will be implementing.

               C.15.1.3 The Contractor shall allocate sufficient resources to carry out the Implementation Plan in accordance with the Contract.

     Performance and Outcome Measures

     The Contractor shall generate and track the performance measures as described in Section C.17, and Section C.18 for evaluation of the Contractor's performance. MAA reserves the right to specify additional or change perfonnance measures or criteria within sixty (60) days of prior notification to the Contractor. Nothing in this Section precludes the requirement of the Contractor to fulfill reporting requirements specified in Section F or reports that are mandated by the Health Care Finance Administration (HCFA) or other federal or District governmental entities.

     C.16.1 Sample Based Reporting

               When a measure is based on a sample rather than on all Enrollees, the Contractor shall use a sampling methodology which ensures that the results are representative of the enrolled population of concern. The Contractor shall report on functional and health outcome measures as needed in connection with Plan or MAA Quality Improvement Initiatives.

     Specific Requirements and Responsibilities for DCHFP Contractors Only

     C.17.1 Authority to Operate

               C.17.1.1 The Contractor shall comply with the Medical Assistance State Plan, Section 2.1, and health plan requirements, which are incorporated herein by reference.

               C.17.1.2 The Contractor shall maintain a certificate of authority to operate a health maintenance organization in the District of Columbia from the Department of Insurance and Securities Regulations.

     C.17.2 Additional Provision for Disenrollment of Enrollees

               The Contractor may request that MAA disenroll an individual from its DCHFP who has been admitted to a long term care facility other than a Residential Treatment Facility, and who is expected to remain in the facility for thirty (30) consecutive days. If approved by the MAA, disenrollment is effective the first day of the first full month following the date of MAA approval.

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     C.17.3 Coverage of Services and Benefits

               C.17.3.1 Contractors shall provide medically necessary health care, diagnostic services, treatment, and other items and services described in Section 1905 of the Social Security Act to correct or ameliorate substance abuse illnesses.

               C.17.3.2 In addition to those covered services listed in Attachment J.8 and described in Section 0, the
                                                         ---------
                         Contractor shall develop, contract, and arrange for the following medically necessary services for its Enrollees.

               C.17.3.3  Mental lllness Treatment Services

                         C.17.3.3.1 The DCHFP Contractor shall be responsible
                                   for providing services for Enrollees who are dually diagnosed (mental illness and alcohol and drug abuse) as prescribed in protocols, policies and procedures developed by MAA with input from the Contractor.

               C.17.3.4  Alcohol and Drug Abuse Referral and Care Coordination

                         C.17.3.4.1 DCHFP contractors are responsible for
                                   facilitating access to emergency services related to alcohol and drug abuse even though treatment services are available through the MAA contracted network(s).

                         C.17.3.4.2 The DCHFP Contractor shall be responsible
                                   for referring and coordinating care for
                                   Enrollees in need of alcohol and drug abuse treatment.

               C.17.3.5  Long Term Care

                         C.17.3.5.1 The Contractor shall arrange for long term
                                   treatment services for its Enrollees who need them. These services shall be arranged in Medicaid-certified facilities.

                         C.17.3.5.2 The Contractor may submit a written request
                                   that MAA disenroll any such member from

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                                   its DCHFP. In order to do so the Contractor
                                   shall:

                                   a)   Notify MAA that a physician has
                                        certified that an Enrollee who is
                                        receiving such treatment will continue
                                        to need such treatment for longer than
                                        thirty (30) consecutive days

                                   b)   Submit the Enrollee's medical record to
                                        document the need for long term
                                        treatment and submit a plan for
                                        transition from the Contractor's DCHFP
                                        to fee-for-service providers; and

                                   c) Request that the Enrollee be disenrolled at the end of the thirty (30) days.

                         C.17.3.5.3 The Contractor shall not be responsible for
                                   the cost of providing such treatment
                                   beginning on the first day of the month
                                   following the month during which the Enrollee is disenrolled from the Contractor's Plan.

                         C.17.3.5.4 The Contractor shall include an explanation
                                   of the right of an Enrollee needing alcohol and drug abuse treatment to self-refer to any provider in the MAA network(s);

                         C.17.3.5.5 The Contractor shall include an explanation
                                   of alcohol and drug abuse treatment services available through the MAA contracted network(s).

     C.17.4 Network

               C.17.4.1 In establishing a DCHFP network that meets the requirement in Section O, the Contractor shall have sufficient providers in each listed category with specialized training and/or experience in pediatrics to meet the needs of enrolled children in accessible locations on a timely basis, and sufficient providers in each category with training and experience in adult medicine to meet the needs of adult Enrollees in accessible locations on a timely basis.

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     C.17.5 Utilization Management and Care Coordination Capabilities

               C.17.5.1 DCHFP Contractors shall disseminate Level of Care Criteria for alcohol and drug abuse treatment available through the MAA contracted network to network providers to guide treatment and ensure consistency and coordination, and shall be available to them upon request.

               C.17.5.2  Additional Requirements for Health Education

                         In addition to the health education programs required in Section C.17.4.2, The Contractor shall provide DCHFP health education programs that include, but are not limited to the following topics:

                         C.17.5.2.1 Preventive services for adults, in
                                   particular cervical cancer screens and
                                   mammograms for women;

                         C.17.5.2.2 Routine family planning services, early
                                   pregnancy testing, and early and continuous prenatal care; and

                         C.17.5.2.3 Treatment for mental health, alcohol and
                                   alcohol and drug abuse.

                         C.17.5.2.4 For DCHFP plans, the Contractor shall
                                   designate a Senior Manager with overall
                                   responsibility for a Utilization Management
                                   Program to assess and substantiate the need for physical health and mental health services and to assure the Enrollee receives the appropriate level of care.

               C.17.4.3  Additional Requirements for Care Coordination

                         In addition to the requirements in Section C.10.4, the Contractor shall establish methods to identify and refer children with special health care needs according to the process described in Section C.17.5.3.3.

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                         C.17.5.3.1 DCHFP Contractors shall refer Enrollees in
                                   need of alcohol and drug abuse treatment to the MAA contracted provider network(s).

                         C.17.5.3.2 The Contractor shall promptly forward any
                                   information that is relevant to the
                                   determination that a child has special health care needs to the child's PCP. This information includes but is not limited to information it receives from MAA, the Enrollment Broker, from the child or family, or that the Contractor produces from its own database.

                         C.17.5.3.3 The Contractor shall require PCPs to
                                   determine whether a child meets the
                                   definition of a child with special health care needs during initial examination and assessment, and to report any child determined to have special health care needs to the Contractor.

                         C.17.5.3.4 The Contractor shall contract for a board
                                   certified psychiatrist with combined
                                   experience in mental health and alcohol and drug abuse services, licensed in the District, to serve as contracted Psychiatric Medical Director of the Medicaid Managed Care Program contracted plans. The responsibilities of the contracted Psychiatric Medical Director for DCHFP plans pertain to the mental health delivery system and coordination with the alcohol and drug abuse treatment delivery system and include:

                         C.17.5.3.5 Development of mental health clinical
                                   practice standards, policies, procedures, and performance standards;

                         C.17.5.3.6 Implementation and review of quality of care
                                   programs for mental health services;

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                         C.17.5.3.7 Participation in grievance and appeal
                                   processes related to mental health service denials and clinical practice;

                         C.17.5.3.8 Development, implementation and review of
                                   the internal quality assurance and
                                   utilization management programs for mental health services;

                         C.17.5.3.9 Oversight of the referral process for
                                   specialty and out-of-plan mental health
                                   services;

                         C.17.5.3.10 Leadership and direction to the
                                   Contractor's clinical staff in areas of
                                   recruitment, credentialing and privileging activities of mental health professionals;

                         C.17.5.3.11 Leadership and direction in the
                                   Contractor's prior authorization and
                                   utilization review process of mental health services;

                         C.17.5.3.12 Leadership and direction of policies and
                                   procedures relating to confidentiality of mental health clinical records;

                         C.17.5.3.13 Participation in meetings called by MAA and
                                   participation in meetings with the Commission on Mental Health Services/Dixon Transitional Receiver;

                         C.17.45.3.14 Ensuring the appropriate staffing levels
                                   of Board Certified child and adolescent
                                   psychiatrists.

                         C.17.5.3.15 For DCHFP plans, the Contractor shall
                                   designate a single Senior Manager, which may or may not be the contracted Psychiatric Medical Director, with overall responsibility for coordinating with MAA on the delivery of alcohol and drug abuse treatment services.

               C.17.5.4  Children with Special Health Care Needs

                         C.17.5.4.1 The Contractor shall have methods for
                                   producing and disseminating information

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                                   relevant to this determination to PCPs or
                                   other staff capable of making a
                                   determination. This shall include information supplied by the Enrollment Broker about new pediatric Enrollees, analysis of claims data on Enrollees continuing with the Contractor from the previous contract period, use of other screening tools, or other valid and reliable methods.

                         C.17.5.4.2 The Contractor shall have a method for
                                   entering this designation on its clinical information system to facilitate analysis of the needs and care patterns of such children.

                         C.17.5.4.3 The Contractor shall participate with MAA
                                   and other plans in collaborative efforts to identify and adopt best practices for serving children with special health care needs.

     C.17.6 Quality Improvement

               C.17.6.1 Clinical Initiatives

                         As part of its Quality Improvement program, the Contractor shall undertake clinical initiatives as follows:

               C.17.6.2 The Contractor(s) that have not received an accreditation by the NCQA shall conduct focused quality of care studies in the following clinical areas:

                         a)   Childhood immunizations;
                         b)   Obesity in Children and Adults;
                         c)   Prenatal care and birth outcomes;
                         d)   Pediatric asthma and asthma related disease;
                         e)   Hypertension;
                         f)   Diabetes; and
                         g) One other area determined by Contractor and approved by MAA.

               C.17.6.3 The Contractor(s) that have received an accreditation by NCQA shall submit their focused quality of care study plans to be conducted during the contract term to the MAA

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                         for review and approval. MAA has the authority to
                         request the specific areas of study.

               C.17.6.4 Any clinical initiatives targeted to areas identified by the United States Department of Health and Human Services in which significant disparities in outcomes of care between ethnic and racial groups have been shown shall evaluate the presence of racial and ethnic differences, analyze their root causes, and develop targeted interventions. Areas for the clinical initiatives include:

                         a)   Infant mortality;
                         b)   Childhood immunizations;
                         c)   HIV disease;
                         d)   Cardiovascular disease;
                         e)   Diabetes; and
                         f)   Cancer screening and management.

               C.17.6.5 The Contractor shall consult with the District of Columbia Department of Health in undertaking these clinical initiatives.

               C.17.6.6  Health Outcomes of Children with Special Health Care
                         Needs

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                         C.17.6.6.1 The Contractor shall analyze the utilization
                                   and health outcomes of the children
                                   identified with special health care needs during the first six months of the second year of operation of the health care plan, in order to identify and propose to MAA opportunities for improvement of children with special health care needs.

                         C.17.6.6.2 The clinical quality improvement initiative
                                   for children with special health care needs shall begin during the second six (6) months of the second contract year.

                         C.17.6.6.3 During its first year of operation, the
                                   Contractor shall have a method for measuring the effectiveness of its implementation of the requirements for coordinating primary and mental health and alcohol and drug abuse care.

                         C.17.6.6.4 Based upon initial measurements of
                                   effectiveness of coordinating primary care and mental health and alcohol and drug abuse care, the Contractor shall develop improvement goals, develop interventions, implement them, and measure their effectiveness.

                         C.17.6.6.5 The Contractor shall establish a contact
                                   person responsible for communicating with the MAA designee about the QI initiative to improve local network capacity for children in or at risk of residential treatment.

                         C.17.6.6.6 The Contractor shall adopt the practices and
                                   policies developed by this QI initiative in conducting treatment planning for children in or at risk of residential treatment and in making residential treatment placements, or shall implement equivalent practices and policies.

     C.17.7 Table of Measures for DCHFP

            The Contractor shall report quarterly on the measures listed below in Tables 1 and 2.

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                                     Table 1
                 DCHFP Physical Health Care Performance Measures

--------------------------------------------------------------------------------------------------------------------
                                                                   Reporting      Goal        Corrective Action
MEASURE          Eligible Population    Description                Frequency    Progression      Sanctions
--------------------------------------------------------------------------------------------------------------------
Early            Women who had a        % of women who             Quarterly   1st Year 65%   Corrective action
Identification   delivery and were      began prenatal care                    2nd Year       plan and sanctions in
of Pregnancy     enrolled 280 days      during first 13 weeks                  75%            the 1st year if
                 prior to delivery      of pregnancy and                       3rd Year       measures is less than
                                        delivered during the                   85%            65% based on the
                 Objective: Early       reporting quarter                                     aggregate MCO
                 identification of                                                            score; in the 2nd year
                 pregnant women                                                               if measure is less
                 using multiple data                                                          than 75% based on
                 sources to increase                                                          the aggregate MCO
                 prenatal services in                                                         score; in the 3rd year
                 the 1st trimester.                                                           if measure is less
                                                                                              than 85% based on
                                                                                              the aggregate MCO
                                                                                              score.
--------------------------------------------------------------------------------------------------------------------
DIABETES
--------------------------------------------------------------------------------------------------------------------
1. Eye Exam      Refer to HEDIS         % of enrollees age 32       Annual     Meet and/or    Corrective action
                 2000 Specifications,   years and older with         HEDIS     exceed         plan and sanctions if
                 page 91                diabetes who received       Report     National       the measure is less
                                        a retinal eye exam in      Measures    and/or         than the National
                                        the reporting year                     Commercial     HEDIS standard for
                                                                               HEDIS          the most recent years
                                                                               measures       reported data.
--------------------------------------------------------------------------------------------------------------------
2. HbA 1c        Refer to HEDIS         % of enrollees age 32       Annual     Meet and/or    Corrective action
   Testing       2000 Specifications,   years and older with         HEDIS     exceed         plan and sanctions if
                 page 91                diabetes who received       Report     National       the measure is less
                                        a at least 1 test in the   Measures    and/or         than the National
                                        reporting year                         Commercial     HEDIS standard for
                                                                               HEDIS          the most recent years
                                                                               measures       reported data.
--------------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------
BETA             Refer to HEDIS         % of enrollees age 35       Annual     Meet and/or    Corrective action
BLOCKERS         2000 Specifications,   and older hospitalized       HEDIS     exceed         plan and sanctions if
                 page 84                and discharged with         Report     National       the measure is less
                                        the diagnosis of acute     Measures    and/or         than the National
                                        myocardial infarction                  Commercial     HEDIS standard for
                                        who received a                         HEDIS          the most recent years
                                        prescription for beta                  measures       reported data.
                                        blockers
--------------------------------------------------------------------------------------------------------------------
EPSDT*           Medicaid eligible      % of EPSDT Enrollees       Quarterly   85%            Establish benchmarks
                 children age 0-21      receiving EPSDT                                       in the first 90 days of
                                        screen                                                operation. Establish
                                                                                              corrective action plan
                                                                                              and assess financial
                                                                                              penalties in fast year
                                                                                              if performance is less
                                                                                              than 85% of
                                                                                              benchmark.
--------------------------------------------------------------------------------------------------------------------

* The Contractor shall comply with all EPSDT requirements as per the Salazar court order.

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                                       Table 2
                    DCHFP Mental Health Care Performance Measures

-------------------------------------------------------------------------------------------------------
                                                     **Quarterly Goal,
Measure                 Description                  Progression         Corrective Action/Sanctions
-------------------------------------------------------------------------------------------------------
Prenatal Care           % of women who began         1st year 65%        Corrective action plan and
                        prenatal care during first   2nd year 75%        sanctions in the first year if
                        13 weeks of pregnancy        3rd year 85%        measure is less than 65%
                                                                         based on the aggregate
                                                                         MCO score; in the second
                                                                         year if measure is less than
                                                                         75% based on the aggregate MCO
                                                                         score, in the third year if
                                                                         measure is less than 85% based
                                                                         on the aggregate MCO score.
-------------------------------------------------------------------------------------------------------
Eye exam for diabetes   % of Enrollees age 32        1st year 65%        same
                        years and older with         2nd year 75%
                        diabetes who received a      3rd year 85%
                        retinal eye exam in the
                        reporting year
-------------------------------------------------------------------------------------------------------
Beta blockers           % of Enrollees age 35 and    1st year 65%        same
                        older hospitalized and       2nd year 75%
                        discharged with the          3rd year 85%
                        diagnosis of acute
                        myocardial infarction who
                        received a prescription for
                        beta blockers
-------------------------------------------------------------------------------------------------------

**The progressive percentage goals are based on the DC MAA's belief that a continuous level of improvement towards 100% compliance best serves the managed care Medicaid population in providing quality service. Sanctions will be implemented based on the MCO's rating as compared to the aggregate average of all MCO's for the category. DC MAA reserves that right to evaluate each MCO's incremental progress in meeting the Physical Health Care Performance Measures weighing the totally of performance and efforts to enhance compliance.

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               C.17.7.1  Quality Improvement Reports

                         C.17.7.1.1 The Contractor shall submit to the MAA the
                                   following information relating to the quality assurance activities described in this section as they occur during the term of the contract:

                                   a)   Descriptions of, and results obtained
                                        from, clinical studies and analyses of
                                        the quality and appropriateness of care;
                                        and
                                   b) Copies of the questionnaires used by the Contractor to conduct consumer and provider satisfaction studies and memoranda and analyses regarding the results of such studies in accordance with Section F.4.

C.18 RESERVED.

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                        SECTION D - PACKAGING AND MARKING

D.   Packaging and Marking ..................................................135

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                                    Section D

D. PACKAGING AND MARKING

     D.1.1 Packing and Marking

               D.1.1.1 The Contractor shall package and mark all deliverables in such a manner that will ensure acceptance by common carrier and safe delivery at the destination.

     D.1.2 Address

               D.1.2.1 Unless otherwise specified, all deliverables under this contract will be shipped prepaid, FOB Destination, to the following address:

                              Department of Health
                              Medical Assistance Administration
                              Managed Care Administration
                              Fifth Floor
                              825 North Capitol Street, NE
                              Washington, DC 20002

     D.1.3 All reports shall prominently show on the cover of the report:

               (1)  name and business address of the contractor
               (2)  contract number
               (3)  contract dollar amount

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                      SECTION E - INSPECTION AND ACCEPTANCE

E.   Inspection and Acceptance....................................

E.l  Inspection of Work Performed.................................

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                                    Section E

E.   INSPECTION AND ACCEPTANCE

E.l  Inspection of Work Performed

     E.1.1 Right to Enter Premises

          The Medical Assistance Administration or any authorized representative of the District of Columbia, the U.S. Department of Health and Human Services, the U.S. Comptroller General, the U.S. General Accounting Office, or their authorized representative shall, at all reasonable times, have the right to enter the Contractor's premises or such other places where duties under this contract are being performed to inspect, monitor, or otherwise evaluate (including periodic systems testing) the work being performed. The Contractor and all subcontractors shall provide reasonable access to all facilities and assistance to the District and federal representatives. All inspections and evaluations shall be performed in such a manner as will not unduly delay work.

     E.l.2 Inspection of Supplies: See Section I.4 regarding the requirements related to Inspection of Supplies.

     E.l.3 Inspection of Services: See Section I.5 regarding the requirements related to Inspection of Services.

     E.l.4 Inspection and Acceptance-Destination: Inspection and acceptance of the supplies/services to be furnished hereunder shall be made at destination by the Contracting Officer Technical Representative (COTR) or his/her duly authorized representative.

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                      SECTION F - DELIVERIES OR PERFORMANCE

F.    Term of Contract ...................................................   139

F.l   Base Period ........................................................   139
F.2   The Per Member Per Month (PMPM) rate for the option period
      shall be as specified in the contract ..............................   139
F.3   Implementation Plan Deliverables ...................................   139
F.4   Comprehensive Reporting Requirements ...............................   141
F.5   Deliverables - Submission and Acceptance ...........................   149
F.6   Notice of Disapproval ..............................................   149
F.7   Resubmission with Corrections ......................................   149
F.8   Notice of Approval/Disapproval of Resubmission .....................   149
F.9   MAA Fails to Respond ...............................................   149
F.10  Representations ....................................................   149

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                                    Section F

F.   TERM OF CONTRACT

F.l  BASE PERIOD

     F.1.1 The period of performance of this contract shall be from date of award through October 31, 2002.

               F.l.l.l The District may extend the terms of this contract by exercising up to four (4) one year options periods.

               F.l.l.2 The exercise of an option is subject to the availability of funds at the time of the option period.

     F.l.2 Option to Extend the Term of the Contract

               F.l.2.1 The District may extend the term of this contract for a period of one (1) year or multiple successive fractions thereof, by written notice to the Contractor before the expiration date of the contract. The District will give the Contractor a preliminary written notice of its intent to extend at least thirty (30) days before the contract expires. The preliminary notice does not commit the District to an extension. The Contractor may waive the thirty (30) day notice requirements by providing a written notice to the Contracting Officer prior to expiration of the contract.

F.2 The Per Member Per Month (PMPM) Rate for the Option Period Shall be as Specified in the Contract.

     F.2.1 If the District exercises this option, the extended contract shall be considered to include this option provision.

     F.2.2 Maximum Duration of Contract Option

               F.2.2.1 The total duration of the contract including the exercise of the exercise of any options, shall not exceed five (5) years.

F.3 Implementation Plan Deliverables

     The Offeror shall submit the following deliverables for the DCHFP initiative.

     The table below indicates the deliverables that are required.

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                                     Table 4

----------------------------------------------------------------------------------------------
[Illegible]                                 [Illegible]               [Illegible]
----------------------------------------------------------------------------------------------
Member Handbook/other                       X             Final 30 days after contract signing
Enrollment Materials (i.e., provider                      date.
directory)
----------------------------------------------------------------------------------------------
EPSDT description for Enrollees             X             Final 30 days after contract signing
                                                          date.
----------------------------------------------------------------------------------------------
Network Refinements Plan                                  60 days after contract signing date.
----------------------------------------------------------------------------------------------
Provider Manual including provider          X             Final 10 days after contract signing
policies and medical necessity                            date.
criteria
----------------------------------------------------------------------------------------------
List of designated contacts and             X             60 days after contract signing date.
MOU for the following agencies:

..    DC Public Schools, Special
     Education
..    Dept. of Human Services Early
     Intervention Program,
..    Child and Family Services
     Agency/LaShawn Receiver
..    Dept. of Human Services Youth
     Services Administration
..    Commission on Mental Health
     Services/Dixon Transitional Receiver
----------------------------------------------------------------------------------------------
Quality Improvement Plan                    X             Final 45 days after contract signing.
                                                          Updates annually 30 days after start
                                                          of each contract year
----------------------------------------------------------------------------------------------
Standards for identification of             X             Final 15 days after contract signing
children with special health care
needs
----------------------------------------------------------------------------------------------
Reports on Performance Measures             X             Quarterly
as specified in Sections C. 17.7 and
Section C. 18.7
----------------------------------------------------------------------------------------------
Reporting Requirements specified            X             Per schedule in Section F.4
in Section F.4
----------------------------------------------------------------------------------------------

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F.4  Comprehensive Reporting Requirements

     F.4.1 The Contractor shall submit the deliverables cited below for MAA acceptance and approval. Table 5 indicates which reports are required for the DCHFPs.

     F.4.2. The Contractor shall submit reports to the COTR according to the following timelines, unless other wise indicated below:

               F.4.2.1 Annual reports shall be submitted within thirty (30) days following the twelfth month after the contract start date;

               F.4.2.2 Bi-annual reports shall be submitted thirty (30) days following each six month interval following the contract start date;

               F.4.2.3 Quarterly Reports shall be submitted within thirty (30) days following the end of the preceding quarter by April 30, July 30, October 30, and January 30;

               F.4.2.4 Monthly reports shall be submitted within thirty (30) days following the end of each month; and

               F.4.2.5 Failure to submit timely, accurate reports may result in sanctions and liquidated damages described in Section G.7 and Section G.8.

     F.4.3. The Contractor shall ensure that any reports that contain information about individuals which are protected by privacy laws shall be prominently marked as confidential and submitted to MAA in a fashion that ensures that unauthorized individuals do not have access to the information. No such reports shall be made public by the Contractor.

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                                     Table 5
                         Reporting Requirements Summary

---------------------------------------------------------------------------------------
                                                      Reporting
Aspect Of Care And Report                     DCHFP   Schedule      Source
---------------------------------------------------------------------------------------
I. MCO's Capacity To Provide Services
---------------------------------------------------------------------------------------
Number of Medicaid PCPs and Dentists          X       Quarterly     Contractor database
.. With fully open panels                                            NCQA
.. With partially restricted panels
.. Who are Specialists authorized to serve
  as PCPs
---------------------------------------------------------------------------------------
PCPs by zip code of office locations          X       Quarterly     Contractor database
---------------------------------------------------------------------------------------
New Enrollee assignments to PCPs              X       Quarterly     Contractor database

---------------------------------------------------------------------------------------
Number of mental health practitioners         X       Quarterly     Contractor database
.. With open panels
.. With partially restricted panels
---------------------------------------------------------------------------------------
II. Access to Care
---------------------------------------------------------------------------------------
Penetration: number of Enrollees receiving    X       Quarterly     Claims data
any health service per 1,000 member                   and
months                                                Annually
---------------------------------------------------------------------------------------
Reserved
---------------------------------------------------------------------------------------
Time between request for service and          X       Bi-annually   Survey Data
scheduling of appointment for:
.. Physical health care
.. Specialty health care
Mental health
.. Within 7 days
.. Within 14 days
.. Within 21 days
.. Beyond 30 days
---------------------------------------------------------------------------------------
Availability and utilization of language      X       Bi-annually   Contractor database
interpretation services.                                            Current HEDIS
                                                                    Requirement
---------------------------------------------------------------------------------------
Mental Health Care Benefit Expenditures       X       Quarterly     Claims data

---------------------------------------------------------------------------------------
III. Process of Care
---------------------------------------------------------------------------------------
Preventive and Ambulatory Services
---------------------------------------------------------------------------------------
Health Education Activities Summary           X       Quarterly     Contractor
                                                                    documentation
---------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------
                                                      Reporting
Aspect Of Care And Report                     DCHFP   Schedule      Source
---------------------------------------------------------------------------------------
.. Number of Enrollees due for an EPSDT        X       Quarterly     Encounter Data and
  service                                                           EPSDT tracking
.. Number of Enrollees who received all                              system
  scheduled EPSDT services Number who                               HCFA
  received any dental service
.. Number who completed dental treatment
---------------------------------------------------------------------------------------
Percentage of enrolled children screened      X       Quarterly     EPSDT tracking
for mental health/alcohol and drug abuse                            system and
needs                                                               encounter data
---------------------------------------------------------------------------------------
.. Childhood immunization status               X       Quarterly     EPSDT tracking
.. Adolescent immunization status                                    system and
                                                                    encounter data
                                                                    Current HEDIS
                                                                    Requirement NCQA
---------------------------------------------------------------------------------------
Number and rate of lead screening             X       Quarterly     Claims data
---------------------------------------------------------------------------------------
Percentage of adults screened for mental      X       Annually      Chart reviews
health/alcohol and drug abuse needs                                 Contractor database
---------------------------------------------------------------------------------------
Cancer screening                              X       Annually      Encounter data
.. Breast cancer                                                     Current HEDIS
.. Cervical cancer                                                   Requirement
---------------------------------------------------------------------------------------
Prenatal, Perinatal and Newborns
---------------------------------------------------------------------------------------
Prenatal care visit for each trimester of     X       Quarterly     Claims data
pregnancy                                                           Current HEDIS
                                                                    Requirement NCQA
---------------------------------------------------------------------------------------
First prenatal care visit within six weeks    X       Quarterly     Claims data
of enrollment                                                       NCQA
---------------------------------------------------------------------------------------
Check-ups after delivery                      X       Quarterly     Claims data
                                                                    Current HEDIS
                                                                    Requirement NCQA
---------------------------------------------------------------------------------------
Number of live births and average length      X       Quarterly     Claims data
of stay for all, well and complex newborns                          Current HEDIS
                                                                    Requirement NCQA
---------------------------------------------------------------------------------------
Cesarean section rate, VBAC, days and         X       Quarterly     Claims data
ALOS for deliveries                                                 Current HEDIS
                                                                    Requirement NCQA
---------------------------------------------------------------------------------------
Time from birth to first outpatient visit     X       Monthly       Claims data
for newborn
---------------------------------------------------------------------------------------
Specialty Care
---------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------
                                                      Reporting
Aspect Of Care And Report                     DCHFP   Schedule      Source
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Number of encounters by age group and         X       Quarterly     Claims data
specialty-Unduplicated Enrollees
---------------------------------------------------------------------------------------
Diabetes Care
---------------------------------------------------------------------------------------
Eye exams for people with diabetes            X       Quarterly     Encounter data
                                                                    NCQA
---------------------------------------------------------------------------------------
Comprehensive diabetes care                   X       Annually      Encounter data
                                                                    Voluntary Current
                                                                    HEDIS
                                                                    Requirement
---------------------------------------------------------------------------------------
Asthma Care
---------------------------------------------------------------------------------------
ER visits for asthma per 1,000 Enrollees      X       Monthly       Encounter data
---------------------------------------------------------------------------------------
Cardiac Care
---------------------------------------------------------------------------------------
Beta Blocker treatment after heart attack     X       Bi-Annually   Encounter data
                                                                    Current HEDIS
                                                                    Requirement
---------------------------------------------------------------------------------------
Cholesterol management after acute            X       Quarterly     Encounter data
cardiovascular events                                               Current HEDIS
                                                                    Requirement
---------------------------------------------------------------------------------------
Hospital Care
---------------------------------------------------------------------------------------
Hospital discharges and days/1,000            X       Quarterly     Claims data
member months                                                       NCQA
---------------------------------------------------------------------------------------
Number of hospital admissions for:            X       Annual        Encounter data
Ambulatory care
Sensitive conditions
---------------------------------------------------------------------------------------
Emergency Room
---------------------------------------------------------------------------------------
Number of ER denials/1,000 member             X       Monthly       Encounter data
months                                                              NCQA
---------------------------------------------------------------------------------------
Number of ER approvals/ 1,000 member          X       Bi Annually   Encounter Data
months                                                              NCQA
---------------------------------------------------------------------------------------
Injury related admissions                     X       Bi Annually   Encounter data
---------------------------------------------------------------------------------------
Inpatient Mental Health/Substance Abuse
---------------------------------------------------------------------------------------
Psychiatric Inpatient re-admissions within    X       Quarterly     Claims data
30 days
---------------------------------------------------------------------------------------
Number of denied inpatient psychiatric        X       Monthly       Claims data
days/1,000 member months by reason
---------------------------------------------------------------------------------------
Outpatient Mental Health
---------------------------------------------------------------------------------------
Number of outpatient mental health visits     X       Quarterly     Encounter data
by provider type, number of unduplicated              and           Current HEDIS
clients by age, and average visits per client         Annually      Requirement
---------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------
                                                      Reporting
Aspect Of Care And Report                     DCHFP   Schedule      Source
---------------------------------------------------------------------------------------
Follow-up after hospitalization for mental    X       Annually      Claims data,
illness                                                             Current HEDIS
                                                                    Requirement
---------------------------------------------------------------------------------------
Residential Treatment
---------------------------------------------------------------------------------------
Number of admissions to residential           X       Quarterly     Claims data
treatment/1,000 member months
.. Number of in-area admissions
.. Number of admissions out-of-area
---------------------------------------------------------------------------------------
Number of days in residential treatment per   X       Quarterly     Claims data
1,000 member months and average length
of stay per discharge
.. Distribution and average length of stay
  for all current placements
.. Disposition of discharges
---------------------------------------------------------------------------------------
Percentage of requests for residential care   X       Quarterly     Authorization data
diverted
.. Disposition of diversion
---------------------------------------------------------------------------------------
Readmission within 30 days of adolescents     X       Quarterly     Claims data
discharged from residential care
.. To residential only
.. To residential or psychiatric inpatient
---------------------------------------------------------------------------------------
Other Institutional Care
---------------------------------------------------------------------------------------
Log of children in institutional care during  X       Monthly       Contractor database
the month indicating name, ID, facility
(other than acute hospitals and residential
treatment facilities), primary treatment
need, date of admission, total days to date,
discharge potential, target discharge date,
date of discharge, discharge disposition
---------------------------------------------------------------------------------------
Pharmacy
---------------------------------------------------------------------------------------
Summary Statistics to include the             X       Monthly       Contractor
following, provided by Category of Aid:                             pharmacy claims
.. # Prescriptions per 1,000 members                                 database
.. # Utilizing Members
.. % Single source drugs (based on number
  of prescriptions)
.. Average cost per generic prescription
---------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------
                                                       Reporting
Aspect of Care And Report                      DCHFP   Schedule      Source
---------------------------------------------------------------------------------------
Number of Drug Claims Rejected (due to         X       Monthly       Contractor
Prior Authorization and/or non-formulary                             pharmacy claims
status)                                                              database
Number of rejected claims for which Prior
Authorization was immediately secured
---------------------------------------------------------------------------------------
Top 100 drugs (by drug name, not NDC)          X       Quarterly     Contractor
based on total cost                                                  pharmacy claims
Includes drug cost, amount paid, #                                   database
prescriptions, average cost per prescription
and PMPM cost)
---------------------------------------------------------------------------------------
Top 100 drugs (by drug name, not NDC)          X       Quarterly     Contractor
based on number of prescriptions                                     pharmacy claims
Includes drug cost, amount paid, #                                   ease
prescriptions, average cost per prescription
and PMPM cost)
---------------------------------------------------------------------------------------
Therapeutic Class Summary Report               X       Quarterly     Contractor
Includes drug cost, amount paid, #                                   pharmacy claims
prescriptions, average cost per prescription                         database
and PMPM cost in descending cost order.
---------------------------------------------------------------------------------------
IV. Quality Management
---------------------------------------------------------------------------------------
Provider Profiling Reports                     X       Annually      Contractor database
---------------------------------------------------------------------------------------
Medical Necessity Criteria                     X       As            Contractor database
                                                       requested by
                                                       MAA
---------------------------------------------------------------------------------------
Formulary (if any)                             X       Annually/     Contractor database
                                                       Changes
                                                       submitted
                                                       Quarterly
---------------------------------------------------------------------------------------
Serious incident summary                       X       Quarterly     Contractor database
---------------------------------------------------------------------------------------
Summary of chart reviews                       X       Quarterly     Chart reviews
---------------------------------------------------------------------------------------
Comprehensive identification of enrolled       X       Monthly       Contractor database
children with special healthcare needs
---------------------------------------------------------------------------------------
Report on clinical initiatives                 X       Annually      Contractor database
---------------------------------------------------------------------------------------
V.Administrative Reports
---------------------------------------------------------------------------------------

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
---------------------------------------------------------------------------------------------
                                                        Reporting
Aspect of Care And Report                       DCHFP   Schedule         Source
---------------------------------------------------------------------------------------------
Changes made to policies and procedures         X       Annually,        Contractor database
.. Marketing plans/marketing materials                   except
.. Utilization review activities                         material
.. Provider procedure manuals                            changes to
.. Quality improvement program                           be reported
.. Claims payment                                        prior to
                                                        implementation
                                                        of
                                                        policy
---------------------------------------------------------------------------------------------
Percentage of new Enrollees who attended        X       Bi-annually      Contractor database
an orientation or received a telephone or at-
home orientation
---------------------------------------------------------------------------------------------
.. Claims processing                             X       Quarterly        Contractor database
.. Claims aging report
.. Claims paid
.. Claims denied
.. Claims pended
.. Average days from receipt to
  adjudication
---------------------------------------------------------------------------------------------
Third party liability reports                   X       Quarterly,       Contractor database
---------------------------------------------------------------------------------------------
Independent Audit of Physician Incentive        X       Annually 30      Independent Audit
Plan                                                    days prior to
                                                        renewal of
                                                        contract
---------------------------------------------------------------------------------------------
Total Contractor enrollment, all lines of               Quarterly        Contractor database
business
---------------------------------------------------------------------------------------------
VI.MCO Financial Status
---------------------------------------------------------------------------------------------
Medicaid-only financial statements,             X       Quarterly        Contractor database
including balance sheets and Income
Statements by Category of Aid
.. Total revenues
.. Medical expenses
.. Incurred but not reported medical
  expense estimate
.. Administrative expenses
---------------------------------------------------------------------------------------------
Independent audited financial statements        X       Annually         Contractor database
plan-wide and DC Medicaid members
---------------------------------------------------------------------------------------------
VII: Member Satisfaction
---------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------
                                                        Reporting
Aspect of Care And Report                    DCHFP      Schedule         Source
--------------------------------------------------------------------------------------------
Number and rate of Enrollees who change      X          Quarterly        Contractor
PCPs                                                                     Database
--------------------------------------------------------------------------------------------
Number of complaints by type                 X          Monthly          Contractor
                                                                         Database
--------------------------------------------------------------------------------------------
Number of grievances and appeals filed by    X          Monthly          Contractor
type and disposition                                                     Database
--------------------------------------------------------------------------------------------
Number of expedited grievances requested     X          Monthly          Contractor
                                                                         Database
--------------------------------------------------------------------------------------------
Average length of time required to process              Monthly          Contractor
expedited grievances in days)                                            Database
--------------------------------------------------------------------------------------------
Health plan member services telephone        X          Quarterly        Contractor
abandonment rate                                                         Database
--------------------------------------------------------------------------------------------
Health plan member services telephone        X          Quarterly        Contractor
average speed of answer                                                  Database
--------------------------------------------------------------------------------------------
Enrollee satisfaction survey results         X          Annually         Survey Data
--------------------------------------------------------------------------------------------
VIII. Provider Satisfaction
--------------------------------------------------------------------------------------------
Rate of PCP turnover                         X          Annually         Contractor database
                                                                         Current HEDIS
                                                                         Requirement
--------------------------------------------------------------------------------------------
Summary of Provider Satisfaction Survey      X          Annually         Survey data
Results
--------------------------------------------------------------------------------------------

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     Deliverables - Submission and Acceptance

     F.5.l Due Dates

               F.5.l.l The Contractor shall perform its tasks and produce the required Deliverables by the due dates presented in Section F.3. and Section F.4.

F.6 Notice of Disapproval

     F.6.1 MAA shall provide written notice of disapproval of a Deliverable to the Contractor within thirty (30) days of submission if it is disapproved. The notice of disapproval shall state the reasons for disapproval as specifically as is reasonably necessary and the nature and extent of the corrections required for meeting the Contract requirements.

     Resubmission With Corrections

     F.7.1 Within fourteen (14) business days after receipt of a notice of disapproval, the Contractor shall make the corrections and resubmit the Deliverable.

     Notice of Approval/Disapproval of Resubmission

     F.8.1 Within thirty (30) business days following resubmission of any disapproved Deliverable, the MAA Contract Administrator shall give written notice to the Contractor of the Medical Assistance Administration's approval, conditional approval or disapproval.

     MAA Fails to Respond

     In the event that MAA fails to respond to a Contractor's resubmission within the applicable time period, the Contractor may elect either of the following two (2) courses:

               F.9.1.1 Notify MAA in writing that it intends to proceed with subsequent work unless MAA provides written notice of disapproval within fourteen (14) days from the date MAA receives the Contractor's notice.

               F.9.1.2 Notify MAA that it intends to delay subsequent work until MAA responds in writing to the resubmission.

     Representations

     F.10.1 By submitting a Deliverable, the Contractor represents that to the best of its knowledge, it has performed the associated tasks in a manner that will, in concert with other tasks, meet the objectives stated or referred to in the Contract. By approving a Deliverable, the MAA represents only that it has reviewed the Deliverable and detected no errors or omissions of sufficient gravity to defeat or substantially threaten the attainment of those objectives and to warrant the

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     withholding or denial of payment for the work completed. MAA's acceptance of a Deliverable does not discharge any of the Contractor's contractual obligations with respect to that Deliverable, or to the quality, comprehensiveness, functionality, effectiveness or certification of the District of Columbia MAA as a whole.

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                    SECTION G - CONTRACT ADMINISTRATION DATA

G.    Contract Administration Data........................................   152

G.1   Capitation Rate.....................................................   152
G.2   Other Payment Provisions............................................   152
G.3   Reserved ...........................................................   153
G.4   Upper Payment Limit ................................................   153
G.5   Provision for Adjustment of Rate ...................................   153
G.6   Right to Withhold Payment ..........................................   153
G.7   Sanctions...........................................................   153
G.8   Liquidated Damage Amounts:..........................................   153
G.9   Co-Payment Prohibition .............................................   155
G.10  Authority of Contracting Officer....................................   155
G.11  Authorized Changes Only by the Contracting Officer .................   156
G.12  Contracting Officer Technical Representative (COTR).................   156
G.13  Continuity of Services .............................................   157

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                                    Section G

G.   CONTRACT ADMINISTRATION DATA

     The District will pay the Contractor in accordance with its 1915 (b) waiver, a prospective monthly capitation rate for each Medicaid Managed Care Program Enrollee that is enrolled with the Contractor on the first day of each month.

G.1  Capitation Rate

     G.1.1 Monthly Payments

               G.1.1.1 The District will make monthly capitation payments to the selected Contractors as compensation for covered services provided to DCHFP Enrollees in each contracted DCHFP and Enrollment for each month is finalized by the fifteenth (15th) of the prior month, and a final enrollment list for the designated month, including all continuing Enrollees and those whose enrollment will begin on the first of that month is submitted to each Contractor by the 20th of the prior month. The monthly capitation payment will be based on this final enrollment list and the applicable PMPM rate. The Contractor shall reconcile each month's final enrollment list submitted by MAA with its own records, and shall report any discrepancies to MAA within thirty
                         (30) days of receipt.

     G.1.2 If an Enrollee reaches a birthday that results in a change in rate cell or ends coverage under this agreement, or is disenrolled for any reason, the District will terminate payments to the Contractor for that Enrollee effective the last day of the month in which the disenrollment becomes effective. New rates shall begin in the month following the birthday.

     G.1.3 Because the capitation payment will be calculated based on the number of Enrollees on the first day of each month, no adjustments will be made for members who are enrolled after the beginning of the month's payment or disenrolled after the beginning of the month's payment cycle.

G.2  Other Payment Provisions

     G.2.1 Basis for Payment

               G.2.1.1 The District will provide a remittance advice to the Contractor on or before the first of the month that shall serve as the basis for determining payment for the month.

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     Reserved

     Upper Payment Limit

     Payments to Contractor shall not exceed the upper payment limits as defined in 42 C.F.R.447.36l.

     Provision for Adjustment of Rate

     G.5.1 In the event that the District, pursuant to the Changes Clause of the Standard Contract Provisions, adds, deletes or changes any services to be covered by the Contractor under a DCHFP, the District will review the effect of the change and equitably adjust the capitation rate (either upwards or downwards) if appropriate. In the event a capitation rate adjustment needs to be made prospectively, an actuarial calculation will be made by the District to determine the increase or decrease in the total cost of care from the instituted change. If required, the adjusted rate will be applied by the District. The Contractor may request a review of the program with assumptions discussed with Contractor's change if it believes the program change is not equitable; the District will not unreasonably withhold such a review.

     Right to Withhold Payment

     G.6.1 The District reserves the right to withhold and/or recoup funds from the Contractor in accordance with any remedies allowed under the Contract or any policies and procedures.

     G.6.2 The District may withhold portions of capitation payments from health plans as provided in Section G.8, and elsewhere in the contract. When the Medical Assistance Administration has determined that the health plan has failed to provide one or more medically necessary services as defined in Section C.8.1, the District may withhold an estimated portion of the health plan's capitation payment in subsequent months.

     Sanctions

     G.7.1 In addition to any other remedies available to the District, the District may impose sanctions against the Contractor for poor performance or noncompliance with contract terms by the Contractor or its subcontracted providers.

     G.7.2 Any recoup or. sanctions imposed by the federal government to the District, that is related to the Contractor's non-compliance of any part of the Contract, may be passed to the Contractor.

     G.7.3 The Contractor shall be responsible for any fines of sanctions imposed upon the District by the courts in which the Contractors failure to meet the requirements of Salazar v. The District of Columbia et al, or the contract.

     Liquidated Damage Amounts

     G.8.1 Liquidated damages are set forth in the following table:

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                                     Table 6

----------------------------------------------------------------------------
Contract Provision Violated                               Liquidated Damages
----------------------------------------------------------------------------
Medically Necessary Services, Section C.8.1                       4*
----------------------------------------------------------------------------
Contract provisions related to administrative
responsibilities                                                  1*
----------------------------------------------------------------------------
Contract provisions related to other access and quality
of care requirements.                                             2*
----------------------------------------------------------------------------
Failure to submit reports and late reporting                      3*
----------------------------------------------------------------------------
Denial of services based upon cost of services,
Section C.10.1.11                                                 2*
----------------------------------------------------------------------------

1* Up to 1% of one monthly capitation payment for each month or fraction thereof in which the violation occurs.
2* Up to 2% of one monthly capitation payment for each month or fraction thereof in which the violation occurs.
3* Up to .5% of one monthly capitation payment for each month or fraction thereof in which the violation occurs.
4* Up to 3% of one monthly capitation payment for each month or fraction thereof in which the violation occurs.

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     G.8.2 Written notice shall be provided by the Contracting Officer to the
          Contractor specifying the sanctions proposed, the grounds for the liquidated damage, identification of any subcontracted providers involved in the violation, the amount of funds to be withheld from payments to the Contractor and steps necessary to avoid future sanctions.

     G.8.3 The Contractor shall complete all steps necessary to correct the violation and to avoid future sanctions within the time frame established by the District in the notice of sanctions. Following the notice of sanctions, a full month's sanctions are due for the first month or any portion of a month during which the Contractor, or its subcontracted provider, is in violation. For any subsequent month, or portion of month, during which the Contractor, or its subcontracted providers, remains in violation, the District will impose additional sanctions.

     G.8.4 The District will have the right to offset against any payments due the Contractor until the full sanctions amount is paid. The Contractor has the right to appeal such adverse action in accordance with the dispute clause of the contract.

     Co-Payment Prohibition

     Contractor shall not impose co-payment requirements or other fees on Enrollees except as directed to do so by MAA, in accordance with the District's approved Medicaid waiver.

     Authority of Contracting Officer

     G.10.1 Contracting Officer

               G.10.l.l Authority and responsibility to contract for authorized supplies and services are vested in the Director, Office of the Contracting and Procurement, who establishes contracting activities and delegates to heads of such contracting activities broad authority to manage the agency's contracting functions. Contracts may be entered into and signed on behalf of the District Government only by contracting officers. The address and telephone number of the Contracting Officer for this contract is:

                              Ms. Esther Scarborough, Agency Chief
                              Contracting Officer
                              Department of Health
                              Office of Contracting and Procurement
                              441- 4th Street, NW
                              Suite 800 South
                              Washington, DC 20001
                              (202) 724-2144

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     Authorized Changes Only by the Contracting Officer

     G.11.1 The Contracting Officer is the only person authorized to approve changes elsewhere in this contract.

     G.11.2 The Contractor shall not comply with any order, directive or request that changes or modifies the requirements of this contract, unless issued in writing and signed by the Contracting Officer, or pursuant to specific authority otherwise included as part of this contract.

     G.11.3 In the event the Contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any cost increase incurred as a result thereof.

     Contracting Officer Technical Representative (COTR)

     G.12.1 The Contracting Officer Technical Representative (COTR) will have the responsibility of ensuring the work conforms to the requirements of this contract and such other responsibilities and authorities as may be specified in the contract. These may include:

     G.12.2 Keeping the Contracting Officer (CO) fully informed of any technical or contractual difficulties encountered during the performance period and advising the CO of any potential problem areas under the contract;

     G.12.3 Coordinating site entry for Contractor personnel, if applicable;

     G.12.4 Reviewing vouchers for cost-reimbursement type work and recommend approval by the CO if the Contractor's cost are consistent with the negotiated amounts and progress is satisfactory and commensurate with the rate of expenditure;

     G.12.5 Reviewing and approving invoices for deliverables to ensure receipt of goods and services. This includes the timely processing of invoices and vouchers in accordance with the District's Payment provisions; and

     G.12.6 Maintaining a file that includes all contract correspondence, modifications, records of inspections (site, data, equipment) and invoices/vouchers.

     G.12.7 It is understood and agreed, in particular, that the COTR shall not have the authority to:

     G.12.8 Award, agree to, or sign any contract, delivery order or task order. Only the CO shall make contractual agreements, commitments, or modifications;

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     G.12.9 Grant deviations from or waive any of the terms and conditions of the contract;

     G.12.10 Increase the dollar limit of the contract or authorize work beyond the dollar limit of the contract, or authorize the expenditure of funds by the Contractor;

     G.12.11 Change the period of performance; and

     G.12.12 Authorize the furnishing of District property, except as specified under the contract.

     G.12.13 The address and telephone number of the Contracting Officer Technical Representative for this contract is:

               Maude Holt
               Administrator, Office of Managed Care
               Medical Assistance Administration
               825 North Capitol Street, NE
               Washington, DC 20002
               Telephone: (202) 442-9074
               Technical Direction

G.13 Continuity of Services

     G.13.1 The Contractor recognizes that the services provided under this contract are vital to the District of Columbia and shall be continued without interruption and that, upon contract expiration or termination, a successor, either the District Government or another contractor, at the District's option, may continue to provide these services. To that end, the Contractor agrees to:

               G.13.1.1  Furnish phase-out, phase-in (transition) training; and

               G.14.1.2 Exercise its best efforts and cooperation to effect an orderly and efficient transition to a successor.

     G.13.2 The Contractor shall, upon the Contracting Officer's written notice, furnish transition services for up to one hundred twenty (120) days after this contract expires and negotiate in good faith a plan with a successor that identifies the nature and extent of transition services required.

     G.13.3 The Contractor shall provide, during the said transition period, sufficient experienced personnel to ensure that the services provided under this contract are maintained at the required level of effectiveness and efficiency.

     G.13.4 To facilitate a smooth transition, the Contractor shall allow as many personnel as practicable to remain on the job to help the successor maintain the continuity and consistency of the services required by this

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          contract. The Contractor also shall disclose, with the consent of the employees, necessary personnel records and allow the successor to conduct onsite interviews with those employees. For those personnel who are interested in accepting a position with the successor and are selected by the successor, the Contractor shall release them at a mutually agreeable date.

     G.13.5 If authorized in writing by the Contracting Officer, the Contractor shall be reimbursed for all reasonable transition costs (i.e., costs incurred within the agreed period after contract expiration/termination that result from transition operations) specified under this contract.

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                    SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.     Special Contract Requirements .....................................   160
H.1    Medical Assistance Administration Role and Responsibilities .......   160
H.2    Medicaid Program and Recipients Held Harmless .....................   168
H.3    Responsibility for Prescription Drug Services .....................   168
H.4    Sanctions for Non-Compliance ......................................   169
H.5    Readiness Assessment ..............................................   170
H.6    Review and Approval of Subcontracts ...............................   171
H.7    General Subcontract Requirements ..................................   173
H.8    Fraud and Abuse Provisions and Protections ........................   174
H.9    Physician Incentive Plan ..........................................   177
H.10   Insurance .........................................................   177
H.11   Financial Requirements ............................................   178
H.12   Equity Balance, Solvency, and Financial Reserves ..................   179
H.13   Fiduciary Relationship ............................................   179
H.14   Provider Payment Arrangement ......................................   179
H.15   Special Provider Payment Arrangements .............................   179
H.16   Management Information System .....................................   183
H.17   Wage Rates ........................................................   185
H.18   Conflict of Interest ..............................................   186
H.19   Security Requirements .............................................   186
H.20   Key Personnel .....................................................   187

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                                    Section H

H.   SPECIAL CONTRACT REQUIREMENTS

H.1  Medical Assistance Administration Role and Responsibilities

     H.1.1 Eligibility, Enrollment and Discharge

               The District is responsible for notifying eligibles of their choices of managed care organizations, assisting them to make a choice, processing their enrollment, notifying the plans, and notifying each Enrollee of the opportunity to change enrollment sixty (60) days before each anniversary of the enrollment. In order to carry out these responsibilities, the District will procure the services of an Enrollment Broker. The Enrollment Broker is responsible for enrolling the DCHFP-related eligibles into contracted health plan, including administration of default enrollment procedures. The Enrollment Broker will also be responsible for maintaining, transmitting, and verifying enrollment data. In addition, the Enrollment Broker will maintain a consumer information telephone line to address consumer questions.

               H.1.1.1   Overall Enrollment Process

                         The notification and enrollment process for DCHFP eligibles will be as follows: For TANF eligibles, MAA's Enrollment Broker will send a notification letter to the family or representative of each eligible individual designated for notification, advising the family or representative of the requirement to select a plan. The letter will also inform each family or representative that in the event the family or representatives do not exercise the right to choose, MAA will assign the individual to a plan. In addition, the Enrollment Broker will distribute a reminder notice (by mail or in person) ten (10) days before the deadline for selecting a plan.

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                         H.1.1.1.1 In the event that the eligible individual or
                                   representative of an eligible individual does not exercise the right to choose within thirty (30) days of the date of the notification letter, the Enrollment Broker will automatically assign the individual to a Contractor according to assignment rules set forth in this section, applicable to DCHFP.

                         H.l.1.1.2 By the fifteenth (15th) of the month, MAA
                                   will notify each Contractor of all automatic enrollments made to its DCHFP. These enrollments shall have an effective date for enrollment of the first day of the following month.

                         H.l.l.l.3 MAA will provide the Contractor with a
                                   preliminary hard copy listing and a computer readable file containing information on eligible Enrollees who are either voluntarily enrolled in or auto-assigned to the Contractor. MAA will send the listing to the Contractor by the thirtieth (30th) day of the month.

                         H.l.l.l.4 The database shall include the following
                                   information:

                                   a)   Enrollee's name, recipient
                                        identification number, phone, address
                                        and birth date;
                                   b)   Enrollee's Medicaid eligibility code;
                                   c)   Method of enrollment - voluntary or
                                        auto-enrollment;
                                   d)   Current PCP or provider; and
                                   e)   Indication of designated high-risk
                                        conditions, if any are known to the
                                        Enrollment Broker.

                         H.l.l.l.5 The effective date of enrollment for
                                   individuals who are voluntarily enrolled or are auto-assigned to the Contractor will be the first (1st) day of the second (2nd) month following the District's notification letter.

                         H.l.l.l.6 An eligible individual or a representative
                                   for the individual may choose to disenroll from a Contractor during the individual's first

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                                   ninety (90) days of enrollment or during the
                                   ninety (90) day period beginning upon every anniversary of the Enrollee's date of enrollment. In such a case, the individual or his or her representative shall select and enroll in another plan.

                         H.1.1.1.7 An individual who has been enrolled with a
                                   Contractor for ninety (90) days from the date of enrollment is locked in with that Contractor's plan and may disenroll from the plan between the ninety-first (91st) day and the three-hundred-sixty-fifth (365th) day of enrollment, only upon showing good cause as determined by the Medical Assistance Administration.

                         H.1.1.1.8 A family or representative of an eligible
                                   child that seeks disenrollment of the child from the Contractor shall notify the Contractor or MAA of the disenrollment request. If the request is approved by the District on or before the fifteenth (15th) day of the month then the child will be disenrolled effective the first (1st) day of the next month. If the request is approved after the fifteenth (15th) day of the month, then the child will be disenrolled no later than the first (1st) day of the second (2nd) month.

                         H.l.l.l.9 The Dixon Transitional Receiver/CMHS will
                                   review ail instances where the precipitating factors for the disenrollment request pertain to mental illness or alcohol and drug abuse, and advise MAA on a course of action. MAA shall make the final decision to disenroll any Enrollee.

               H.l.l.2   Newborn Enrollment

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                         H.l.l.2.1 The Contractor shall notify MAA and Income
                                   Maintenance (IMA) of the birth of a newborn no later than ten (10) business days after the birth.

                         H.l.l.2.2 If the mother changes enrollment to another
                                   health plan the newborn will stay with the health plan of record on the date of birth until the newborn receives a Medicaid number.

                         H.l.l.2.3 If the Contractor fails to notify IMA and MAA
                                   of the birth of a newborn via the newborn notification form in Attachment AA, within ten (10) business working days of the birth, MAA will not reimburse the Contractor for services rendered to the newborn.

                         H.l.l.2.4 If the mother wants to select a health plan
                                   for the newborn other than the health plan of record on the newborn's date of birth, the Contractor shall inform the mother that she shall first receive a Medicaid number from the Income Maintenance Administration for the newborn. Upon receipt of the Medicaid number, the mother may select another health plan for her newborn.

                         H.l.l.2.5 When the Medicaid number for the newborn is
                                   received, the newborn will be enrolled in the health plan requested.

                         H.l.l.2.6 If the OMC has failed to notify the health
                                   plan of the newborn's Medicaid number by the fifteenth (15th) day of the sixth (6th) month, the health plan shall disenroll the child from the health plan at the end of the sixth (6th) month.

               H.l.l.3   Disenrollment of Enrollees

                         H.1.1.3.1 Prior to a request for disenrollment, the
                                   Contractor shall provide a written notice to the Enrollee and afford the Enrollee the opportunity to describe the circumstances of

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                                   the dispute. MAA will reach a decision on
                                   Contractor's request within five (5) working days of receipt of the request. The Enrollee has the right to appeal the District's determination to the Office of Fair Hearing as described in Section C.14.

                         H.l.l.3.2 Involuntary disenrollment under this section
                                   shall be effective not later than the first
                                   (1st) day of the second (2nd) month following the approval of the involuntary disenrollment by the District.

                         H.1.1.3.3 Except as provided in Section C.17.2, no
                                   Enrollee shall be disenrolled solely because of an adverse change in health status.

               H.l.l.4   Provider Training

                         H.l.l.4.1 MAA has the right to restrict the assignment
                                   of new Enrollees to any Contractor, which has not met the provider training requirements in Section C.9.4.4.

               H.l.l.5 Effective Date of Enrollment for non Medicaid Immigrant Eligible Children

                         H.1.1.5.1 Non-Medicaid eligible immigrant children will
                                   be enrolled or auto assigned upon the date they are deemed eligible by the Income Maintenance Administration. Children who are deemed eligible on or after the sixteenth
                                   (16th) of the month will be assigned to the Contractor effective the first of the following month.

                         H.l.l.5.2 Children that are deemed eligible prior to
                                   the sixteenth (16th) of the month will be assigned to a Contractor, effective immediately.

               H.l.l.6   Notification of the Opportunity to Change Enrollment

                         H.l.l.6.1 MMA's Enrollment Broker will send a
                                   notification letter (by mail or in person) sixty (60) days prior to the annual

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                                   enrollment date to the individual, family or
                                   representative of each eligible individual designated for notification, advising of the opportunity to change enrollment.

               H.1.1.7   DCHFP Enrollment Process

                         The following describes the schedule for notification and enrollment into the Contractors selected under this requirement for DCHFP and DCHFP-related individuals.

                         H.1.1.7.1 One month after the date of contract signing,
                                   the District's Enrollment Broker will send a notification letter to all eligible individuals. The letter will advise the following two groups regarding the steps in the enrollment and selection process.

                         H.1.1.7.2 Current Enrollees of plans not selected to
                                   continue in MMCP will be notified by the District that they must choose a new plan from one of the Contractors selected as a result of this procurement. As outlined in
                                   Section 0, Enrollees will have thirty (30) days to select a new plan and those Enrollees who do not make a selection will be automatically assigned to a Contractor.

                         H.1.1.7.3 Current Enrollees of plans that will be
                                   continuing as DCHFPs will be notified that they may remain in the current plan or select a new plan. These Enrollees will also be notified of the lock-in provision as described in Section H.1.1.1.7. Enrollees who fail to communicate a choice by the selection deadline will continue to be enrolled with their current plan.

                         H.l.l.7.4 Individuals who do not voluntarily select a
                                   plan within thirty (30) days will be
                                   automatically assigned, except as been
                                   provided in Section H.l.l.7.3. Each of the selected contractors will receive an equal share of the default.

               H.1.1.8   RESERVED

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               H.l.l.9   An individual who has been enrolled in one Plan, and
                         disenrolled within ninety (90) days to enroll in the other Plan, will have the right to disenroll from the second plan within ninety (90) days. However, if the individual re-enrolls in the first plan, he or she shall only be disenrolled for cause during the first three hundred sixty-five (365) days of re-enrollment.

               H.1.1.10 An Enrollee shall be disenrolled due to loss of eligibility under the following circumstances:

                         H.1.1.10.1 If the Enrollee is no longer eligible for
                                   SSI benefits or Medicaid, disenrollment shall be effective no later than the first (1st) day of the first (1st) full month following the loss of eligibility; or

                         H.l.l.10.2 If the Enrollee reaches his or her
                                   twenty-second (22nd) birthday the
                                   disenrollment shall be effective not later than the first (1st) day of the first (1st) full month following the date of the Enrollee's twenty-second (22nd) birthday.

               H.1.1.11  RESERVED

     H.l.2 Network Composition Requirements

               H.l.2.1 The Contractors shall contract for the provision of primary care services, preventive care services, and/or specialty/referral services with Federally Qualified Health Centers (FQHCs) or FQHC look-alike if an FQHC or FQHC look alike is not selected to be a Contractor. The Contractors shall ensure Enrollees currently using FQHC services shall be offered the opportunity to continue receiving services from the FQHC. Additionally, if an FQHC or FQHC look alike is not selected to be a Contractor as a result of this then all selected Contractors shall negotiate a formal agreement that specifies the services and value of the contract with the FQHC.

               H.l.2.2 The Public Benefits Corporation (PBC) is an important safety-net provider for Medicaid eligible and uninsured individuals. The Contractor shall include the PBC in its network and shall contract with the PBC for the provision

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                         of hospital, primary care services, emergency services,
                         preventive care services, and/or specialty/referral. Enrollees who currently use the services of PBC shall be encouraged to continue their care through the PBC. The Contractor shall negotiate a formal agreement that specifies the services and value of the contract it will enter into with the PBC.

     H.l.3 Coordination with Other Medicaid Services

               H.1.3.1   Medicaid Mental Health and Alcohol and Drug Abuse
                         Services.

                         H.l.3.1.1 MAA will furnish each contracted DCHFP with
                                   copies of a Mental Health/ Alcohol and Drug
                                   Abuse Directory listing the names, services and locations of the mental health and alcohol and drug abuse treatment providers certified as Medicaid providers by the District of Columbia.

                         H.l.3.1.2 MAA will review validated screening tools for
                                   identification of mental health and alcohol and drug abuse problems in primary care settings, and shall select a tool or tools for implementation by all Primary Care Providers in MMCP networks.

                         H.l.3.1.3 MAA may update procedures and protocols for
                                   referral and coordination between DCHFPs and certified Medicaid mental health and alcohol and drug abuse providers in the fee-for-service system.

                         H.l.3.1.4 MAA will develop, with input from contracted
                                   DCHFP, protocols, policies and procedures for the referral and care coordination of Enrollees in need of alcohol and drug abuse treatment.

               H.l.3.2   Transplant Surgery

                         H.l.3.2.1 Transplant surgery services provided during
                                   the inpatient stay in which the transplant surgery takes place will not be covered by the Contractor but will be covered by the Medicaid program and reimbursed by MAA

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                                   on a fee-for-service basis in accordance with
                                   the rate or methodology described in the State Plan of Medical Assistance.

               H.l.3.3   Periodic Review of Claims Files and Medical Audits

                         MAA or its agent will periodically review claims files and audit medical records, in conformance with HCFA requirements.

               H.l.3.4   Evaluation

                         The terms of HCFA's waiver approval requires that the Medicaid waiver program as operated by the selected health plans, including DCHFP, shall be evaluated over the two-year wavier period.

     Medicaid Program and Recipients Held Harmless

     H.2.1 Parties held Harmless

               H.2.2.1 In addition to the obligations set forth in Clause 10, of the Standard Contract Provisions, the Contractor shall hold harmless the District government, the Department of Health and the Enrollee against any loss, damage, expense and liability of any kind that arises from any action of the organization or its subcontractors in the performance of this contract.

     H.2.2 Subcontracts Look Solely to Contractors

               H.2.2.1 Each subcontract shall contain a provision that requires the subcontractor to look solely to Contractor for payment for services rendered.

     Responsibility for Prescription Drug Services

     H.3.1 The Contractor shall be responsible for the payment of all medically necessary prescription drugs written for its Enrollees including prescribed drugs required for the treatment of mental illness and addiction disorders and the treatment related to organ transplants prescribed outside the hospital inpatient stay in which the transplant occurred. The Contractor shall also be responsible for the payment of durable medical equipment related to diagnosis issues, such as glucose monitors and test strips for the treatment of diabetes.

     H.3.2 The Contractor is responsible for providing the MAA Office of Managed Care a copy in writing of all denials of prescription drugs within seventy

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          two (72) hours of such denial. MAA reserves the right to access all denials and grievances to ensure the Contractor is providing appropriate care and adhering to all legal requirements.

     H.3.3 MAA reserves the right to require the Contractor to provide detailed pharmacy claims on a regular basis in order to develop a coordinated prospective drug utilization review program.

     H.3.4 The Contractor's formulary shall be approved by MAA before being implemented. MAA shall consult the Commission on Mental Health Services/Dixon Transitional Receiver for review and approval of the formulary with respect to psychotropic medications.

     H.3.5 MAA shall consult with the Commission on Mental Health Services/Dixon Transitional Receiver for review and approval of the Contractor's prior approval process for psychotropic medications.

H.4  Sanctions for Non-Compliance

     H.4.1 Written Notice to Contractor

               H.4.1.1 In addition to its rights under the Default Clause of the Standard Contract Provisions, if the District determines that the Contractor has failed to comply with terms of this contract or has violated applicable federal or District law or regulation or court orders including but not limited to Salazar v. the District of Columbia et al., the District may after 30 days written notice of intent to the Contractor:

               H.4.1.2 Require submission of a corrective action plan before exercising the right to impose any other sanctions for non-compliance authorized by this section;

               H.4.1.3   Freeze enrollment;

               H.4.1.4   Withhold part of the Contractor's payment;

               H.4.1.5 Forfeit all or part of the deposit identified in Section H.16.1;

               H.4.1.6   Deny payments for new Enrollees under 42 C.F.R. 434.42;

               H.4.1.7   Impose a financial sanction as approved by HCFA; and/or

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               H.4.1.8   Utilize any other sanctions set forth in 29 DCM.R.
                         5320, et seq., as may be amended from time to time.

     H.4.2 Denial of Payment by the Health Care Financing Administration

               H.4.2.1 Payments provided for under this contract, shall be denied for new Enrollees when and for so long as, payment for those Enrollees is denied by the Health Care Financing Administration under 42 C.F.R. 434.67(e).

          Content of Notice

               H.4.3.1. Before taking any action described in Section 0, the District will provide written notice which shall include at least the following:

                                   a)   A citation to the law or regulation or
                                        contract provision that has been
                                        violated;

                                   b)   The sanction to be applied and the date
                                        the sanction will be imposed;

                                   c)   The basis for the District's
                                        determination that the sanction should
                                        be imposed; and

                                   d)   The time frame and procedure for the
                                        Contractor to appeal the District's
                                        determination.

     H.4.4 Effective Date

               H.4.4.1 A Contractor's appeal of an action pursuant to Section 0 shall not stay the effective date of the proposed action.

H.5  Readiness Assessment

     H.5.1 Contractors to be Reviewed

               H.5.1.1 MAA will conduct a readiness assessment of all new Contractors for DCHFP and any existing Contractors that MAA determines require review. The Dixon Transitional Receiver will participate in MAA's Readiness Review.

          Timing

               H.5.2.1 Readiness assessments will be conducted in the start-up period, during the second and/or third month after awards are announced and prior to the enrollment of any recipients.

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     H.5.3 Content of Readiness Assessment

               H.5.3.1 The readiness assessment will include site visits and review of documentation and deliverables that are required prior to enrollment. Areas of special emphasis for the readiness assessment may include, but are not limited to, EPSDT, mental health care and care coordination capacity, financial capacity, utilization and quality management, network adequacy, enrollment activities, provisions for monitoring the transition of high-risk Enrollees, claims payment procedures and reporting.

     H.5.4 Corrective Action Plan

               H.5.4.1 If MAA determines that any potential Contractor has not met the criteria for readiness, the Contractor will be notified and required to develop a corrective action plan acceptable to MAA. Following the implementation of the corrective action plan, MAA has the right to conduct a site visit to the Contractor's office, to verify implementation of the corrective actions. MAA will approve the Contractor for enrollment once MAA verifies that the corrective action plan has been implemented to its satisfaction.

     H.5.5 Commencement of Enrollment

               H.5.5.l MAA will not delay enrollment procedures eligibles because a Contractor is not ready for enrollment. Enrollment procedures will commence in accordance with this Contract, but eligibles will be offered enrollment choices only into plans that have been determined to meet critical criteria for readiness.

               H.5.5.2 The effective date of the awarded capitation rate shall be on date of contract award.

H.6  Review and Approval of Subcontracts

     H.6.1 Review and Approval of Subcontract(s).

               H.6.1.1 The Contracting Officer will notify the Contractor, in writing, of its approval or disapproval of a proposed model subcontract for service providers within fifteen
                         (15) business days of receipt of the proposed subcontract and supporting documentation required by the District. The District will specify the reasons for any disapproval, which shall be based upon review of the provisions of this

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                         contract, the Contractor's proposal, and District or
                         federal law or regulations.

                         H.6.1.1.1 A proposed subcontract may be awarded by the
                                   Contractor if MAA fails to notify the
                                   Contractor within the fifteen (15) business day time limit.

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                         H.6.1.1.2 The District may delay enrollment or utilize
                                   any other remedy which it deems appropriate if a Contractor executes a subcontract for services furnished under this contract that is materially different from the model subcontract approved by the District.

                         H.6.1.1.3 The District may require the Contractor to
                                   furnish additional information relating to the ownership of the subcontractor, the subcontractor's ability to carry out the proposed obligations under the subcontract, and the procedures to be followed by the Contractor to monitor the execution of the subcontract.

                         H.6.1.1.4 The District may terminate its relationship
                                   with the Contractor if the District
                                   determines that the termination or expiration of a subcontract materially affects the ability of the Contractor to carry out its responsibility under this contract.

                         H.6.1.1.5 MAA staff will conduct site visits to the
                                   Plan's offices periodically, or as needed, and may review data on file there. MAA will provide the Contractor with a copy of the site visit results. The Contractor shall submit a plan to correct all deficiencies identified within fifteen (15) days of written notification of deficiencies. The District may terminate this contract for failure to correct identified deficiencies.

H.7  General Subcontract Requirements

     H.71 Allowable Subcontracting

               H.7.1.1 The Contractor shall ensure that all activities carried out by any subcontractor conform to the provisions of this contract. The terms of any subcontracts involving the provision or administration of medical services shall be subject to MAA approval via the Contracting Officer.

                         H.7.1.1.1 It is the responsibility of the Contractor to
                                   insure its subcontractors are capable of meeting the reporting requirements under

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                                   this contract and, if they cannot, the
                                   Contractor is not relieved of the reporting requirements.

     H.7.2 Termination of Subcontract

               H.7.2.1 The Contractor shall notify the District Contracting Officer, in writing, of the termination of any subcontract for the provision or administration of medical services, including the arrangements made to ensure continuation of the services covered by the terminated subcontract, not less than forty-five (45) days prior to the effective date of the termination, unless immediate termination of the contract is necessary to protect the health and safety of Enrollees or prevent fraud and abuse. In such an event, the Contractor shall notify MAA immediately upon taking such action.

               H.7.2.2 If the District determines that the termination or expiration of a subcontract materially affects the ability of the Contractor to carry out its responsibility under this contract, the District may terminate this contract.

H.8  Fraud and Abuse Provisions and Protections

     H.8.1 Cooperation with the District

               H.8.1.1 This contract is subject to all state and federal laws and regulations relating to fraud and abuse in health care and the Medicaid program. The Contractor shall cooperate and assist the District of Columbia and any state or federal agency charged with the duty of identifying, investigating, or prosecuting suspected fraud and abuse. The Contractor shall provide originals and/or copies of all records and information requested and allow access to premises and provide records to MAA or its authorized agent(s), HCFA, the U.S. Department of Health and Human Services, FBI and the District's Medicaid Fraud Control Unit. All copies of records shall be provided free of charge. The Contractor shall be responsible for promptly reporting suspected fraud, abuse, or violation of the terms of this contract to MAA via the Contracting Officer, taking prompt corrective actions consistent with the terms of any subcontract, and cooperating with MAA investigations.

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     H.8.2 Prohibiting Affiliations with Individuals Debarred by Federal
           Agencies

               H.8.2.1 In accordance with the Social Security Act (Section 1932(d) (1), as amended by the Balanced Budget Act of
                         1997) or Executive Order, the Contractor may not knowingly have a director, officer, partner, or person, who has been debarred or suspended by the federal government, with more than 5% equity, or have an employment, consulting, or other agreement with such a person for the provision of items and services that are significant and material to the entity's contractual obligation with the District. The Contractor shall notify MAA within three (3) days of the time it receives notice that action is being taken against Contractor or any person defined under the provisions of section 1128(a) or (b) of the Social Security Act (42 USC 1320 a-7) or any subcontractor which could result in exclusion, debarment, or suspension of the Contractor or a subcontractor from the Medicaid program, or any program listed in Executive Order 12549.

     H.8.3 Fraud and Abuse Compliance Plan

               H.8.3.1 The Contractor shall have a written Fraud and Abuse Compliance Plan. The Contractor shall submit any updates or modifications prior to making them effective to MAA for approval.

                         H.8.3.1.1 The plan shall ensure that all officers,
                                   directors, managers and employees know and understand the provisions of Contractor's fraud and abuse compliance plan.

                         H.8.3.1.2 The written plan shall contain procedures
                                   designed to prevent and detect potential or suspected abuse and fraud in the administration and delivery of services under this contract.

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                         H.8.3.1.3 The plan shall contain provisions for the
                                   confidential reporting of plan violations to the designated person, as described in Section H.8.3.4.plan.

                         H.8.3.1.4 The plan shall contain provisions for the
                                   investigation and follow-up of any compliance plan reports.

                         H.8.3.1.5 The fraud and abuse compliance plan shall
                                   ensure that the identities of individuals reporting violations of the plan are protected.

                         H.8.3.1.6 The plan shall contain specific and detailed
                                   internal procedures for officers, directors, managers and employees for detecting, reporting, and investigating fraud and abuse compliance plan violations.

                         H.8.3.1.7 The compliance plan shall require that
                                   confirmed violations be reported to MAA
                                   within 24 hours of it being confirmed.

                         H.8.3.1.8 The plan shall require any confirmed or
                                   suspected fraud and abuse under state or federal law be reported to the District of Columbia Office of the Inspector General Medicaid Fraud Unit, the Medicaid Program Integrity section of MAA, and the Office of Managed Care.

                         H.8.3.1.9 The written plan shall ensure that no
                                   individual who reports plan violations or suspected fraud and abuse is retaliated against.

               H.8.3.2 Contractors shall comply with the requirements of the Model Compliance Plan for HMOs when this model plan is issued by the U.S. Department of Health and Human Services, the Office of Inspector General (OIG).

               H.8.3.3 Contractors shall designate executive and essential personnel to attend mandatory training in fraud and abuse detection, prevention and reporting. The training will be conducted by the District of Columbia Office of the

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                         Inspector General, Medicaid Fraud Unit and will be
                         provided free of charge. Training shall be scheduled not later than sixty (60) days after contract award.

               H.8.3.4 Contractors shall designate an officer or director in its organization who has the responsibility and authority for carrying out the provisions of the fraud and abuse compliance plan.

               H.8.3.5 Contractors failure to report potential or suspected fraud or abuse may result in sanctions, cancellation of contract, or exclusion from participation in the Medicaid program.

               H.8.3.6 Contractors shall allow the District of Columbia Medicaid Fraud Unit or its representatives to conduct private interviews of Contractor's employees, subcontractors, and their employees, witnesses, and patients. Requests for information shall be complied with in the form and the language requested. Contractors employees and its subcontractors and their employees shall cooperate fully and be available in person for interviews, consultation grand jury proceedings, pre-trial conference, hearings, trial and in any other process.

H.9  Physician Incentive Plan

     H.9.1 Per 42 CFR 417.479(a), no specific payment can be made directly or indirectly under a physician incentive plan to a physician group as an inducement reduce or limit medically necessary services furnished to an individual Enrollee. Prior to contract award and annually ninety
          (90) days prior to contract renewal thereafter, the Contractor shall submit to the District for the District's approval the information on provider incentive plans listed in 42 CFR 4l7 .479(h)(1) and 417.479(I) at the times indicated at 42 CFR 434.70(a)(3), in order to determine whether the incentive plan(s) meets the requirements.

     H.9.2 Per 42 CFR 417.4 79(d)-(g). The Contractor shall provide the capitation data required under paragraph (h)(l)(vi) for previous calendar year to the state by application/contract prior to Contract renewal of each year. The Contractor will provide the information on the its physician incentive plans listed in 42 CFR 417.479(h)(3) to any Medicaid client, upon request.

H.10 Insurance

     H.10.1 The successful offeror at its expense shall obtain the minimum insurance coverage set forth below within five (5) calendar days after being called

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          upon by the District to do so and keep such insurance in force throughout the contract period.

     H.10.2 Public Liability and Property Damage Insurance: Insurance against liability for personal and bodily injury and property damage and machinery insurance in the amount of at least one hundred thousand dollars ($100,000) for each individual and five hundred thousand dollars ($500,000) in the aggregate (liability) and two hundred fifty thousand dollars ($250,000) (property).

     H.10.3 Worker's Compensation: The contractor shall carry workers compensation insurance covering all of its employees employed upon the premises and in connection with its other operations pertaining to this agreement, and the contractor agrees to comply at all times with the provisions of the workers compensation laws of the District

     H.10.4 Employer's Liability: The Contractor shall carry employer's liability of at least one hundred thousand dollars ($100,000).

     H.10.5 Comprehensive Automobile Liability Insurance (applicable to owned, non-owned and hired vehicles): The Contractor shall carry comprehensive automobile liability insurance applicable to owned, non-owned and hired vehicles against liability for bodily injury and property damage and in the amount not less than that required by the District's Compulsory/No-Fault Vehicle Insurance Act of 1982, as amended, and in 27 DCMR 2712.6.

     H.10.6 All insurance provided by the Contractor as required by this section, except Comprehensive Automobile Liability Insurance, shall set forth the District as an additional insured. All insurance shall be written with responsible companies licensed by the District with a duplicate copy to be sent to the District. The policies of insurance shall provide for at least thirty (30) days written notice to the District prior to their termination or material alteration.

H.11 Financial Requirements

     H.11.1 Debts of Contractor

               H.11.1.1 The Contractor shall ensure through its contracts, subcontracts and in any other appropriate manner that neither Enrollees nor the District are held liable for Contractor's debts in the event of Contractor's insolvency.

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     Equity Balance, Solvency, and Financial Reserves

     H.12.1 Consistent with the Balanced Budget Act of 1997, the Contractor shall maintain a positive net worth, and insolvency reserves or deposits that equal or exceed the minimum requirements established by the District of Columbia's Department of Insurance and Securities Regulations as a condition for maintaining a certificate of authority to operate a health maintenance organization in the District.

     H.12.2 The Contractor shall otherwise have demonstrated the ability to maintain a strong financial position in order to provide a sound financial foundation for its operations and to ensure the provision of high quality medical care.

     Fiduciary Relationship

     H.13.1 Any director, officer, employee, or partner of a Contractor who receives, collects, disburses, or invests funds in connection with the activities of such Contractor shall be responsible for such funds in a fiduciary relationship to the Contractor.

     H.13.2 The Contractor shall maintain in force and provide evidence of a fidelity bond in an amount of not less than one hundred thousand dollars ($100,000) per person for each officer and employee who has a fiduciary responsibility or duty to the organization.

     Provider Payment Arrangement

     H.14.1 The Contractor shall make its provider rate agreements available to MAA.

     Special Provider Payment Arrangements

     H.15.1 Contractors that subcontract with a Federally Qualified Health Center (FQHC), shall reimburse the FQHC with a negotiated rate on the same payment terms as other providers of similar services. Under the Balanced Budget Act of 1997, FQHCs are entitled to. reasonable cost-based reimbursement as subcontractors of Medicaid health plans. The District will be responsible for the excess of reasonable cost, as defined under federal law, over the amount paid to the FQHC by Contractor. The reimbursement to FQHCs is not a payment under this contract.

     H.15.2 The Contractor shall pay all network emergency facilities at the contracted rate and non-network facilities at the current Medicaid rates for the following services:

               H.15.2.1 The screening examination and the services required to stabilize an Enrollee determined by the examining physician to have an emergency medical condition as defined in Section 0.

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               H.l5.2.2  The screening examination for Enrollees determined by the examining physician not to have an emergency medical condition, if the Contractor's review of the presenting symptoms of the Enrollee finds that the symptoms were of sufficient severity to have warranted emergency attention under the prudent layperson standard.

               H.l5.2.3 The screening examination and any medically necessary emergency services for Enrollees instructed by a PCP or other representative of the Contractor to seek emergency treatment in-network or out-of-network, without regard to whether the Enrollee's symptoms meet the prudent layperson standard.

               H.15.2.4 A triage fee for screening services provided when Enrollee's symptoms did not meet the prudent layperson standard and no PCP or other Contractor employee instructed the Enrollee to seek emergency treatment.

               H.15.2.5 The emergency services and ambulance services provided by the District Fire and Emergency Medical Services Department.

               H.15.2.6 Emergency services are considered to be medically necessary in order to ensure, within reasonable medical probability, that no material deterioration of the Enrollee's condition is likely to result from or occur during, discharge of the Enrollee or transfer of the Enrollee to another facility.

               H.l5.2.7 If there is a disagreement between a hospital and the Contractor concerning whether the Enrollee is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgment of the attending physician(s) actually caring for the Enrollee at the treating facility prevails.

               H.l5.2.8 The Contractor may establish arrangements with hospitals whereby it may send one of its own physicians with appropriate emergency room privileges to assume the attending physician's responsibilities to stabilize, treat, and transfer the Enrollee.

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               H.15.2.9  The Contractor shall be responsible for payment of services provided to Enrollee as defined under the Balanced Budget Act of 1997 and medically appropriate transfers as defined under the Emergency Medical and Treatment Labor Act.

     H.l5.3 Third Party Liability (TPL) and Coordination of Benefits

               H.15.3.1 The Contractor shall comply with all applicable federal statutes and regulations including Section 1902(a)(25) of the Social Security Act and the Health Care Assistance Reimbursement Act of 1984 (DC Law 5-86: DC, Code Section 3-501 et seq.).

               H.15.3.2 The Contractor shall be responsible for the identification and collection of all health insurance benefits available for payment of covered services described in this contract and rendered to Enrollees including court-ordered medical support available from an absent parent.

               H.15.3.3 Recovery from all third party payers, other than Health Insurance, is the responsibility of MAA's Third Party Liability Section. This includes but is not limited to the following types of resources: casualty, torts and worker's compensation.

               H.l5.3.4 The Contractor shall not release copies of itemized medical bills directly to an Enrollee or his/her designee. Instead, such requests (including copies of the requested documentation) shall be directed to the TPL section of MAA within thirty (30) days from the date the request is received by the Contractor.

               H.15.3.5 Contractors are responsible for obtaining from Enrollees any third party payment source to the Contractor pursuant to notification of this responsibility in the Enrollees' written Evidence of Coverage.

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               H.15.3.6  The Contractor shall not consider an enrolled child with an IEP or an IFSP to be an Enrollee with third party coverage.

               H.15.3.7 The Contractor shall submit third party liability reports as defined by MAA on a quarterly basis by the tenth (10th) day of the month following the end of each quarter in accordance with Section F.4.

               H.15.3.8 The Contractor shall forward all information relating to a potential third party resource available to an Enrollee to the TPL section within thirty (30) days of learning of the existence of the third party in a format to be prescribed by MAA.

     H.15.4 Financial Statements

               H.15.4.1 The Contractor shall submit audited calendar year financial statements in compliance with NAIC guidelines audited by an independent certified public accountant to the District by June 1 of each year. The financial statements shall clearly show both total expenses and revenues and the expenses and revenues attributable to DCHFP Enrollees, including all direct medical expenses and administrative costs charged to the Plan.

               H.15.4.2 The Contractor shall submit all reports that are submitted to the Department of Insurance to MAA within thirty (30) days that such reports are submitted to the Department of Insurance, and security regulations.

               H.15.4.3 The District is considering the implementation of a Financial Reporting Guide that will separately account for funds received pursuant to this Contract on an annual, quarterly, and if needed, monthly basis. This Financial Reporting Guide will assist the District in monitoring the financial viability of the Contractors and will assist in the tracking of medical expenditures as compared to the revenues received. If implemented, the Contractor shall have ninety (90) days after the date of implementation to

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                         commence reporting under the guidelines of the
                         Financial Reporting Guide.

               H.l5.4.4 Upon the District's written request, the Contractor shall permit, and shall assist the federal government, its agents or the District in the inspection and audit of any financial records of the Contractor or its subcontractors. The records of the Contractor and its subcontractors shall be available for inspection and audit by the District.

               H.15.4.5 The Contractor shall retain annual audit reports and records for at least five (5) years.

               H.15.4.6 If any litigation, claim, negotiation, audit, or other action involving the records described in this section is initiated before the expiration of the five (5) year period, the records shall be retained until completion of the action and final resolution of all issues that arise from the litigation, claim, negotiation, audit, or other action, including any appeal and the expiration of any right of appeal, or until the end of the five (5) year period, whichever is later.

H.16 Management Information System

     H.16.1 Confidentiality

               H.16.1.1 Client eligibility information from MAA's Enrollment Broker will be supplied to the Contractor on a periodic basis through a taped exchange. File specifications will be available in the Reference Library.

     H.16.2 Use of Information and Data

               H.16.2.1 The District agrees to maintain, and to cause its employees, agents or representatives to maintain on a confidential basis information concerning the Contractor's relations and operations as well as any other information compiled or created by Contractor which is proprietary to Contractor and which Contractor identifies as proprietary to the District in writing. If the District receives a request pursuant to the Freedom of Information Act, the District will determine what information is required by law to be

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                         released and retain authority over the release of that
                         information.

     H.16.3 Year 2000 Certification

               H.16.3.1 Each signature on the offer is considered to be a certification by the signatory that:

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                         H.16.3.1.1 The Contractor warrants that each hardware,
                                   software, and firm product delivered under this contract and listed in this contract shall be able to process accurately date/time data (including, but not limited to calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it. If the contract requires that specific listed products shall perform as a system in accordance with the foregoing warranty and the remedies available to the District of Columbia for breach of this warranty shall be defined in, and subject to, the terms and limitations of the Contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the District of Columbia under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the District of Columbia may otherwise have under this contract with respect to defects other than Year 2000 performance.

H.17 Wage Rates

     H.17.1 The contractor is bound by Wage Determination No. 1994-2103, Revision No. 24, dated May 31, 2001, incorporated herein as Attachment J.1, issued by the U.S. Department of Labor in accordance with the Service Contract Act of 1965, as amended (41 U.S.C. 351). The Contractor shall be bound by the wage rates for the term of the contract. If an option is exercised, the Contractor shall be bound by the applicable wage rate at the time of the option. If the option is exercised and the Contracting Officer for the option obtains a revised wage determination, that determination is

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          applicable for the option periods; the Contractor may be entitled to an equitable adjustment.

H.18 Conflict of Interest

     H.18.1 No official or employee of the District of Columbia or the Federal government who exercises any functions or responsibilities in the review of approval of the undertaking or carrying out of this contract shall, prior to the completion of the project, voluntarily acquire any personal interest, direct or indirect, in the contract or proposed contract. (DC Procurement Practices Act of 1985, DC Law 6-85 and Chapter 18 of the DC Personnel Regulations).

     H.18.2 The Contractor represents and covenants that it presently has no interest and shall not acquire any interest, direct or indirect, which would conflict in any manner or degree with the performance of its services hereunder. The Contractor further covenants that, in the performance of the contract, no person having any such known interests shall be employed.

H.19 Security Requirements

     H.19.1 The Contractor shall conduct routine pre-employment criminal record background checks of all Contractor's staff that will provide services under this contract to the extent permitted under D.C. law. The Contractor shall not employ any staff in the fulfillment of the work under this contract unless said person has successfully cleared a background check, to include a National Criminal Information Center report. The Contractor shall provide the results of the background checks to the Contract Administrator prior to Contractor's staff providing services under this contract. The Contractor shall conduct the criminal record background checks on an annual basis and for all newly acquired staff.

     H.19.2 The Contractor's staff and administrative personnel that will visit or supervise the clients at the designated facility site shall complete a DOH background check except for licensed professionals pursuant to D.C. Code, Chapter 33. No personnel employed by the Contractor in the fulfillment of the work included in this solicitation shall have a criminal conviction, for any offenses enumerated in D.C. Code Sec.32-1352(e).

     H.19.3 Employees of the Contractor shall disclosure to DOH through the Contractor, any arrests or convictions that may occur subsequent to employment. Any conviction or arrest of the Contractor's employees after DOH/Office of Inspection and Compliance, which will determine the employee's suitability for continued employment.

     H.19.4 The Contractor's employees shall not bring into the facility any form of weapons or contraband; shall be subject to search; shall conduct themselves in a professional manner at all times; and shall not cause any disturbance in the facility; and shall be subject to all other rules and regulations of the facility and DOH. The Contractor shall be provided a copy of all applicable rules and regulations of the facility. The Contractor

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          shall ascertain that each civilian employee is issued a copy of said rules and signs a statement acknowledging the receipt of said rules. The Contractor shall maintain the acknowledgement of receipt in the individual employee's personnel folder.

H.20 Key Personnel

     H.20.1 The key personnel specified below are considered to be essential to the work being performed hereunder. Prior to diverting any of the specified key personnel for any reason, the Contractor shall notify the Contracting Officer at least thirty (30) calendar days in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the contract. The Contractor shall not reassign these key personnel or appoint replacements, without written permission from the Contracting Officer.

          The Contractor shall identify Key Personnel in the spaces below:

          ----------------------------------------------------------------------
                 NAME                             POSITION
          ----------------------------------------------------------------------
          Jane Thompson                 Chief Executive Officer
          ----------------------------------------------------------------------
          Scott Tabakin, CPA            Chief Financial Officer
          ----------------------------------------------------------------------
          Shirley Grant, M.D.           Medical Director - Physical Health
          ----------------------------------------------------------------------
          Conway McDanald, M.D.         Medical Director - Behavioral Health
          ----------------------------------------------------------------------
          Gerald B. Niewenhous, MSW     Senior Manager - Mental Health
          ----------------------------------------------------------------------
          Kathleen M. Scelzo, RN, MSN   Senior Manager - Quality Assurance
          ----------------------------------------------------------------------
          Dorothy Johnson, RN           Senior Manager - Care Coordination
          ----------------------------------------------------------------------
          Paul A. Richardson            Senior Manager - Member Services
          ----------------------------------------------------------------------
          Paul A. Richardson            Senior Manager - Provider Services
          ----------------------------------------------------------------------
          Scott Pickens                 Senior Manager - MIS
          ----------------------------------------------------------------------
          Stanley Baldwin, Esq., JD     Officer - Compliance and Fraud
          ----------------------------------------------------------------------

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                          SECTION I - CONTRACT CLAUSES

I.     Standard Contract Clauses..........................................................189

I.1    Covenant Against Contingent Fees...................................................189
I.2    Patents............................................................................189
I.3    Quality............................................................................189
I.4    Inspection of Supplies.............................................................189
I.5    Inspection of Services.............................................................193
I.6    Waiver.............................................................................193
I.7    Default.........:..................................................................193
I.8    Indemnification....................................................................195
I.9    Transfer...........................................................................195
I.10   Taxes..............................................................................196
I.11   Payments...........................................................................196
I.12   Evaluation of Prompt Payment Discount..............................................196
I.13   Responsibility for Supplies Tendered...............................................196
I.14   Appointment of Attorney............................................................197
I.15   Officers Not to Benefit............................................................197
I.16   Disputes...........................................................................198
I.17   Claims by the District Against a Contractor........................................199
I.18   Changes............................................................................200
I.19   Termination for Convenience of the District........................................201
I.20   Recovery of Debts Owed the District................................................208
I.21   Examination of Books, etc. by the Office of Inspector General and the District
       of Columbia Auditor................................................................208
I.22   Non-Discrimination Clause..........................................................208
I.23   Definitions........................................................................210
I.24   Health and Safety Standards........................................................210
I.25   Appropriation of Funds.............................................................210
I.26   Hiring of District Residents.......................................................211
I.27   Buy American Act...................................................................211
I.28   Service Contract Act of 1965.......................................................212
I.29   Cost and Pricing Data..............................................................218
I.30   Cost-Reimbursement Contracts - CLIN 0002 Only......................................220
I.31   Termination of Contracts for Certain Crimes and Violations.........................220
I.32   Additional Standard Clauses........................................................220
I.33   Contract Type and Price............................................................229
I.34   Accounting and Audits for CLIN 0002................................................229
I.35   Assignment of Funds................................................................229

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I.   STANDARD CONTRACT CLAUSES

I.1  Covenant Against Contingent Fees

     I.1.1 The Contractor warrants that no person or selling agency has been employed or retained to solicit or secure the contract upon an agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by the Contractor for the purpose of securing business. For breach or violation of this warranty, the District government shall have the right to terminate the contract without liability or in its discretion to deduct from the contract price or consideration or otherwise recover, the full amount of the commission, percentage, brokerage, or contingent fee.

I.2  Patents

     I.2.1 The Contractor shall hold and save the District, its officers, agents, servants, and employees harmless from liability of any nature or kind, including costs, expenses, for or on account of any patented or un-patented invention, article process, or appliance, manufactured or used in the performance of this contract, including their use by the District, unless otherwise specifically stipulated in this contract.

I.3  Quality

     I.3.1 Unless otherwise specified, all materials used for the manufacture or construction of any supplies covered by this bid/proposal shall be new and of the best quality and the workmanship shall be of the highest grade. The use of the name of a manufacturer or of any special brand or make in describing any item in this bid/proposal does not restrict Offeror to that manufacturer, or specific brand or make; the reference thereto indicates the character or quality of article desired, but articles on which bids/proposals are submitted shall be equal to those referred to. Offerors offering any article other than the specific make, brand or manufacture named in this solicitation shall so state in each instance, otherwise the bid/proposal will be considered as being based upon furnishing the specific make, brand or manufacture named in the solicitation.

I.4  Inspection of Supplies

     I.4.1 Definition. "Supplies," as used in this clause, includes, but is not limited to raw materials, components, intermediate assemblies, end products, and lots of supplies.

     I.4.2 The Contractor shall provide and maintain an inspection system acceptable to the District covering supplies under this contract and shall tender to the District for acceptance only supplies that have been inspected in accordance with the inspection system and have been found by the

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          Contractor to be in conformity with contract requirements. As part of the system, the Contractor shall prepare records evidencing all inspections made under the system and the outcome. These records shall be kept complete and made available to the District during contract performance and for as long afterwards as the contract requires. The District may perform reviews and evaluations as reasonably necessary to ascertain compliance with this paragraph. These reviews and evaluations shall be conducted in a manner that will not unduly delay the contract work. The right of review, whether exercised or not, does not relieve the Contractor of the obligations under this contract.

     I.4.3 The District has the right to inspect and test all supplies called for by the contract, to the extent practicable, at all places and times, including the period of manufacture, and in any event before acceptance. The District will perform inspections and tests in a manner that will not unduly delay the work. The District assumes no contractual obligation to perform any inspection and test for the benefit of the Contractor unless specifically set forth elsewhere in the contract.

          If the District performs inspection or test on the premises of the Contractor or subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties. Except as otherwise provided in the contract, the District shall bear the expense of District inspections or tests made at other than Contractor's or subcontractor's premise; provided, that in case of rejection, the District shall not be liable for any reduction in the value of inspection or test samples.

               I.4.4.1 When supplies are not ready at the time specified by the Contractor for inspection or test, the Contracting Officer may charge to the Contractor the additiona1 cost of inspection or test.

               I.4.4.2 The Contracting Officer may also charge the Contractor for any additional cost of inspection or test when prior rejection makes re-inspection or retest necessary.

          The District has the right either to reject or to require correction of nonconforming supplies. Supplies are nonconforming when they are defective in material or workmanship or otherwise not in conformity with contract requirements. The District may reject nonconforming supplies with or without disposition instructions.

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               I.4.5.1   The Contractor shall remove supplies rejected or
                         required to be corrected. However, the Contracting Officer may require or permit correction in place, promptly after notice, by and at the expense of the Contractor. The Contractor shall not tender for acceptance corrected or rejected supplies without disclosing the former rejection or requirement for correction, and when required, shall disclose the corrective action taken.

               I.4.5.2 If the Contractor fails to promptly remove, replace, or correct rejected supplies that are required to be replaced or corrected, the District may either (1) by contract or otherwise, remove, replace or correct the supplies and charge the cost to the Contractor or (2) terminate the contract for default. Unless the Contractor corrects or replaces the supplies within the delivery schedule, the Contracting Officer may require their delivery and make an equitable price reduction. Failure to agree to a price reduction shall be a dispute.

                         I.4.5.2.1 If this contract provides for the performance
                                   of District quality assurance at source, and if requested by the District, the Contractor shall furnish advance notification of the time (i) when Contractor inspection or tests will be performed in accordance with the terms and conditions of the contract and (ii) when the supplies will be ready for District inspection.

                         I.4.5.2.2 The District request shall specify the period
                                   and method of the advance notification and the District representative to whom it shall be furnished. Requests shall not require more than two (2) workdays of advance notification if the District representative is in residence in the Contractor's plant, nor more than seven (7) workdays in other instances.

               I.4.5.3 The District shall accept or reject supplies as promptly as practicable after delivery, unless otherwise provided in the contract. District failure to inspect and accept or reject the supplies shall not relieve the Contractor from

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                         responsibility, nor impose liability upon the District,
                         for non-conforming supplies.

               I.4.5.4 Inspections and tests by the District do not relieve the Contractor of responsibility for defects or other failures to meet contract requirements discovered before acceptance. Acceptance shall be conclusive, except for latent defects, fraud, gross mistakes amounting to fraud, or as otherwise provided in the contract.

               I.4.5.5 If acceptance is not conclusive for any of the reasons in Section I.6.11 hereof, the District, in addition to any other rights and remedies provided by law, or under provisions of this contract, shall have the right to require the Contractor (1) at no increase in contract price, to correct or replace the defective or nonconforming supplies at the original point of delivery or at the Contractor's plant at the Contracting Officer's election, and in accordance with a reasonable delivery schedule as may be agreed upon between the Contractor and the Contracting Officer; provided, that the Contracting Officer may require a reduction in contract price if the Contractor fails to meet such delivery schedule, or (2) within a reasonable time after receipt by the Contractor of notice of defects or noncompliance, to repay such portion of the contract as is equitable under the circumstances if the Contracting Officer elects not to require correction or replacement. When supplies are returned to the Contractor, the Contractor shall bear the transportation cost from the original point of delivery to the Contractor's plant and return to the original point when that point is not the Contractor's plant. If the Contractor fails to perform or act as required in
                         (1) or (2) above and does not cure such failure within a period of 10 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure, the District shall have the right to contract or otherwise to replace or correct such supplies and charge to the Contractor the cost occasioned the District thereby.

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I.5  Inspection of Services

     I.5.1 Definition. "Services" as used in this clause includes services performed, workmanship, and material furnished or utilized in the performance of services.

     I.5.2 The Contractor shall provide and maintain an inspection system acceptable to the District covering the services under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the District during contract performance and for as long afterwards as the contract requires.

     I.5.3 The District has the right to inspect and test all services called for by the contract, to the extent practicable at all times and places during the term of the contract. The District shall perform inspections and tests in a manner that will not unduly delay the work.

     I.5.4 If the District performs inspections or tests on the premises of the Contractor or subcontractor, the Contractor shall furnish, without additional charge, all reasonable facilities and assistance for the safety and convenient performance of these duties.

     I.5.5 If any of the services do not conform to the contract requirements, the District may require the Contractor to perform these services again in conformity with contract requirements, at not increase in contract amount. When the defects in services cannot be corrected by performance, the District may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements and reduce the contract price to reflect value of services performed.

     I.5.6 If the Contractor fails to promptly perform the services again or take the necessary action to ensure future performance in conformity to contract requirements, the District may (1) by contract or otherwise, perform the services and charge the Contractor any cost incurred by the District that is directly related to the performance of such services, or (2) terminate the contract for default. The waiver of any breach of the contract will not constitute a waiver of any subsequent breach thereof, nor a waiver of the contract.

I.6  Waiver

     I.6.1 The waiver of any breach of this contract will not constitute a waiver of any subsequent breach thereof, nor a waiver of the contract.

I.7 Default

     I.7.1 The District may, subject to the provisions of Section I.7.3 below, by written notice of default to the Contractor, terminate the whole or any part of this contract in any one of the following circumstances:

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               I.7.1.1   If the Contractor fails to make delivery of the
                         supplies or to perform the services within the time specified herein or any extension thereof; or

               I.7.1.2 If the Contractor fails to perform any of the other provisions of this contract, or so fails to make progress as to endanger performance of this contract in accordance with its terms, and in either of these two circumstances does not cure such failure within a period of ten (10) days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure.

          In the event the District terminates this contract in whole or in part as provided in Section I.7.1 of this clause, the District may procure, upon such terms and in such manner as the Contracting Officer may deem appropriate, supplies or service similar to those so terminated, and the Contractor shall be liable to the District for any excess costs for similar supplies or services; provided, that the Contractor shall continue the performance of this contract to the extent not terminated under the provisions of this clause.

          Except with respect to defaults of subcontractors, the Contractor shall not be liable for any excess costs if the failure to perform the contract arises out of causes beyond the control and without the fault or negligence of the Contractor. Such causes may include, but are not restricted to, acts of God or of the public enemy, acts of the District or Federal Government in either their sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather; but in every case the failure to perform shall be beyond the control and without fault or negligence of the Contractor. If the failure to perform is caused by the default of the subcontractor, and if such default arises out of causes beyond the control of both the Contractor and the subcontractor, and without the fault or negligence of either of them, the Contractor shall not be liable for any excess cost for failure to perform, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required delivery schedule.

          If this contract is terminated as provided in paragraph (a) of this clause, the District, in addition to any other rights provided in this clause, may require the Contractor to transfer title and deliver to the District, in the manner and to the extent directed by the Contracting Officer, (i) completed supplies, and (ii) such partially completed supplies and

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          materials, parts, tools, dies, jigs, fixtures plans, drawing information, and contract rights (hereinafter called "manufacturing materials") as the Contractor has specifically produced or specifically acquired for the performance of such part of this contract as has been terminated; and the Contractor shall, upon direction of the Contracting Officer, protect and preserve property in possession of the Contractor in which the District has an interest. Payment for completed supplies delivered to and accepted by the District shall be at the contract price. Payment for manufacturing materials delivered to and accepted by the District shall be at the contract price. Payment for manufacturing materials delivered to and accepted by the District and for the protection and preservation of property shall be in an amount agreed upon by the Contractor and Contracting Officer; failure to agree to such amount shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes." The District may withhold from amounts otherwise due the Contractor for such completed supplies or manufacturing materials such sum as the Contracting Officer determines to be necessary to protect the District against loss because of outstanding liens or claims of former lien holders.

          If, after notice of termination of this contract under the provisions of this clause, it is determined for any reason that the Contractor was not in default under the provisions of this clause, or that the default was excusable under the provisions of this clause, the rights and obligations of the parties shall, if the contract contains a clause providing for termination of convenience of the Government, be the same as if the notice of termination had been issued pursuant to such clause. See Section I.19 for Termination for Convenience of the District.

          The rights and remedies of the District provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

          As used in Section I.7.3 of this clause, the term "subcontractor(s)" means subcontractor(s) at any tier.

I.8  Indemnification

     I.8.1 The Contractor shall indemnify and hold harmless the District and all its officers, agents and servants against any and all claims or liability arising from or based on, or as consequence of or result of, any act, omission or default of the Contractor, its employees, or its subcontractors, in the performance of this contract. Monies due or to become due the Contractor under the contract may be retained by the District as necessary to satisfy any outstanding claim which the District may have against the Contractor.

I.9  Transfer

          No contract or any interest therein shall be transferred by the parties to whom the award is made; such transfer will be null and void and will be cause to annul the contract.

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     Taxes

     I.10.1 The Government of the District of Columbia is exempt from and will not pay Federal Excise Tax, Transportation Tax, and the District of Columbia Sales and Use.

     I.10.2 Tax exemption certificates no longer issued by the District for Federal Excise Tax. The following statement may be used by the supplier when claiming tax deductions for Federal Excise Tax exempt items sold to the District.

               I.10.2.1 "The District of Columbia Government Is Exempt From Federal Excise Tax - Registration No. 52-73-0206-K Internal Revenue Service, Baltimore, Maryland."

               I.l0.2.2 Exempt From Maryland Sales Tax, Registered With The Comptroller Of The Treasury As Follows:

               I.10.2.3  Deliveries to Children's Center-Exemption No. 4648

               I.10.2.4 Deliveries to other District Departments or Agencies - Exemption No. 09339

     Payments

     I.11.1 Unless otherwise specified in this contract, payments will be made only after performance of the contract in accordance with all provisions thereof.

     Evaluation of Prompt Payment Discount

     I.12.1 Prompt payment discounts shall not be considered in the evaluation of offers. However, any discount offered will form a part of the award and will be taken by the District if payment is made within the discount period specified by the Offeror.

     I.12.2 In connection with any discount offered, time will be computed from the date of delivery of the supplies to carrier when delivery and acceptance are at point of origin, or from date of delivery at destination when delivery, installation and acceptance are at that, or from the date correct invoice or voucher is received in the office specified by the District, if the latter date is later than date of delivery. Payment is deemed to be made for the purpose of earning the discount on the date of mailing of the Government check.

     Responsibility for Supplies Tendered

     I.13.1 The Contractor shall be responsible for the materials or supplies covered by this contract until they are delivered at the designated point, but the Contractor shall bear all risk on rejected materials or supplies after

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          notification of rejection. Upon failure to do so within ten(10) days after date of notification, the District may return the rejected materials or supplies to the Contractor at his risk and expense.

     Appointment of Attorney

     I.14.1 The Offeror or Contractor (whichever the case may be) does hereby irrevocably designate and appoint the Clerk of the District of Columbia Superior Court and his successor in office as the true and lawful attorney of the Contractor for the purpose of receiving service of all notices and processes issued by any court in the District of Columbia, as well as service all pleadings and other papers, in relation to any action or legal proceeding arising out of or pertaining to this contract or the work required or performed hereunder.

     I.14.2 The Offeror or Contractor (whichever the case may be) expressly agrees that the validity of any service upon the said Clerk as herein authorized shall not be affected either by the fact that the Contractor was personally within the District of Columbia and otherwise subject to personal service at the time of such service upon the said Clerk or by the fact that the Contractor failed to receive a copy of such process, notice or other paper so served upon the said Clerk provided the said Clerk shall have deposited in the United States mail, registered and postage prepaid, a copy of such process, notice pleading or other paper addressed to the Offeror or Contractor at the address stated in this contract.

     Officers Not to Benefit

     No member of or delegate to Congress, or officer or employee of the District shall be admitted to any share or part of this contract or to any benefit that may arise therefrom, and any contract made by the Contracting Officer of any District employee authorized to execute contract which they or the employee of the District shall be personally interested shall be void, and no payment shall be made thereon by the District or any officer thereof, but this provision shall not be construed to extend to this contract if made with a corporation for its general benefit. However, should a federal or District employee submit a bid for his personal benefit, the Contracting Officer reserves the right to waive the aforementioned restriction; providing that said employee furnishes a Notarized Affidavit prior to the time set for opening of bids or submission of proposal, setting forth intention to resign his/her federal or District employment in the event said employee shall be considered for an award of contract. Failure to submit such affidavit shall automatically render his/her bid/proposal non-responsive and no further consideration shall be given thereto. (See Representations, Certifications and Acknowledgements.)

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I.16 Disputes

     I.16.1 All disputes arising under or relating to this contract shall be resolved as provided herein.

     I.16.2 Claims by a Contractor against the District.

               I.16.2.1 Claim, as used in Section B of this clause, means a written assertion by the Contractor seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. A claim arising under a contract, unlike a claim relating to that contract, is a claim that can be resolved under a contract clause that provides for the relief sought by the claimant.

               I.16.2.2 All claims by a Contractor against the District arising under or relating to a contract shall be in writing and shall be submitted to the Contracting Officer for a decision

               I.16.2.3 For any claim of $50,000 or less, the Contracting Officer shall issue a decision within sixty (60) days from receipt of a written request from a Contractor that a decision be rendered within that period.

               I.16.2.4 For any claim over $50,000, the Contracting Officer shall issue a decision within ninety (90) days of receipt of the claim. Whenever possible, the Contracting Officer shall take into account factors such as the size and complexity of the claim and the adequacy of the information in support of the claim provided by the Contractor.

               I.16.2.5 Any failure by the Contracting Officer to issue a decision on a contract claim within the required time period will be deemed to be a denial of the claim. The Contractor may appeal denial of the claim as provided herein.

               I.16.2.6 If a Contractor is unable to support any part of his or her claim and it is determined that the inability is attributable to a material misrepresentation of fact or fraud on the part of the Contractor, the Contractor shall be liable to the District for an amount equal to the unsupported part of the claim in addition to all costs to the District attributable to the cost of reviewing that part of the Contractor's claim.

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               I.16.2.7  Liability under Section I.16.2.6 shall be determined within six (6) years of the commission of the misrepresentation of fact or fraud

     I.16.3 Interest on amounts found due to a Contractor on claims shall be payable at a rate set in DC Code Section 28-3302(b) applicable to judgments against the District and shall begin accruing from the date the Contracting Officer receives the claim until payment of the claim.

     I.16.4 The decision of the Contracting Officer shall be final and not subject to review unless an administrative appeal or action for judicial review is timely commenced by the Contractor as authorized by DC Code Section 1-1189.4.

     I.16.5 Pending final decision of an appeal, action, or final settlement, a Contractor shall proceed diligently with performance of the contract in accordance with the decision of the Contracting Officer.

I.17 Claims by the District Against a Contractor

     I.17.1 Claim as used in Section I.17.1.3 of this clause, means a written demand or written assertion by the District seeking, as a matter of right, the payment of money in a sum certain, the adjustment of contract terms, or other relief arising under or relating to this contract. A claim arising under a contract, unlike a claim relating to that contract, is a claim that can be resolved under a contract clause that provides for the relief sought by the claimant.

               I.17.1.1 All claims by the District against a Contractor arising under or relating to a contract shall be decided by the Contracting Officer.

               I.17.1.2 The Contracting Officer shall send written notice of the claim to the Contractor. The Contractor may respond to the claim within thirty (30) days from the date the Contractor receives the claim.

               I.17.1.3 After the expiration of sixty (60) days from the date the Contractor receives the claim, the Contracting Officer shall issue a decision in writing, and furnish a copy of the decision to the Contractor.

               I.17.1.4 The decision shall be supported by reasons and shall inform the Contractor of his or her rights as provided herein. Specific findings of fact are not required, but, if made, shall not be binding in any subsequent proceeding.

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               I.17.1.5  The authority contained in this clause shall not apply to a claim or dispute for penalties or forfeitures prescribed by statute or regulation which another District agency is specifically authorized to administer, settle, or determine.

               I.17.1.6 This clause shall not authorize the Contracting Officer to settle, compromise, pay, or otherwise adjust any claim involving fraud.

     I.17.2 Interest on amounts found due to the District from a Contractor on claims shall be payable at the rate set in DC Code Section 28-3302(b) applicable to judgments against the District, and shall begin accruing from the date the Contractor receives a Contracting Officer's written decision on behalf of the District until payment of the claim.

     I.17.3 The decision of the Contracting Officer shall be final and not subject to review unless an administrative appeal or action for judicial review is timely commenced by the District as authorized by DC Code Section 1-1189.4.

     I.17.4 Pending final decision of an appeal, action, or final settlement, the Contractor shall proceed diligently with performance of the contract in accordance with the decision of the Contracting Officer.

I.18 Changes

     I.18.1 The Contracting Officer may, at any time, by written order, and without notice to the surety, if any, make changes in the contract within the general scope hereof. If such change causes an increase or decrease in the cost of performance of this contract, or in the time required for performance, an equitable adjustment shall be made. Any claim for adjustment under this paragraph shall be asserted within ten
          (10) days from the date the change is offered, provided, however, that the Contracting Officer, if he or she determines that the facts justify such action, may receive, consider and adjust any such claim asserted at any time prior to the date of final settlement of the contract. If the parties fail to agree upon the adjustment to be made, the dispute shall be determineed as provided in the Dispute clause hereto. Nothing in this clause shall excuse the Contractor from proceeding with the contract as changed.

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I.19 Termination for Convenience of the District

     I.19.1 The District may terminate performance of work under this contract in whole or, from time to time, in part if the Contracting Officer determines that a termination is in the District's interest. The Contracting Officer shall terminate by delivering to the Contractor a Notice of Termination specifying the extent of termination and effective date.

     I.19.2 After receipt of a Notice of Termination, and except as directed by the Contracting Officer, the Contractor shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due under this clause:

               I.19.2.1  Stop work as specified in the notice

               I.19.2.2 Place no further subcontracts or orders (referred to as subcontracts in this clause) for materials, services, or facilities, except as necessary to complete the continued portion of the contract.

               I.19.2.3 Terminate all contracts to the extent they relate to the work terminated.

               I.19.2.4 Assign to the District, as directed by the Contracting Officer, all rights, title and interest of the Contractor under the subcontracts terminated, in which case the District shall have the right to settle or pay any termination settlement proposal arising out of those terminations.

               I.19.2.5 With approval or ratification to the extent required by the Contracting Officer, settle all outstanding liabilities and termination settlement proposals arising from the termination of subcontracts. The approval or ratification will be final for purposes of this clause.

               I.19.2.6 As directed by the Contracting Officer, transfer title and deliver to the District (i) the fabricated or unfabricated parts, work in process, completed work, supplies, and other materials produced or acquired for the work terminated, and (ii) the completed or partially completed plans, drawings, information, and other property that, if the contract has been completed, would be required to be furnished to the District.

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               I.19.2.7  Complete performance of the work not terminated.

               I.19.2.8 Take any action that may be necessary, or that the Contracting Officer may direct, for the protection and preservation of the property related to this contract that is in the possession of the Contractor and in which the District has or may acquire an interest.

               I.19.2.9 Use its best efforts to sell, as directed or authorized by the Contracting Officer, any property of the types referred to in Section I.19.2.6 above; provided, however, that the Contractor (i) is not required to extend credit to any purchaser and (ii) may acquire the property under the conditions prescribed by, and at prices approved by, the Contracting Officer. The proceeds of any transfer or disposition will be applied to reduce any payments to be made by the District under this contract, credited to the price or cost of the work, or paid in any other manner directed by the Contracting Officer.

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     I.19.3 After the expiration of ninety (90) days (or such longer period as may be agreed to) after receipt by the Contracting Officer of acceptable inventory schedules, the Contractor may submit to the Contracting Officer a list, certified as to quantity and quality of termination inventory not previously disposed of excluding items authorized for disposition by the Contracting Officer. The Contractor may request the District to remove those items or enter into an agreement for their storage. Within fifteen (15) days, the District will accept title to those items and remove them or enter into a storage agreement. The Contracting Officer may verify the list upon removal of the items, or if stored, within forty-five (45) days from submission of the list, and shall correct the list, as necessary, before final settlement.

     I.19.4 After termination, the Contractor shall submit a final termination Settlement proposal to the Contracting Officer in the form and with the certification prescribed by the Contracting Officer. The Contractor shall submit the proposal promptly, but no later than six
          (6) months from the effective date of termination, unless extended in writing by the Contracting Officer upon written request of the Contractor within this six (6) month period. However, if the Contracting Officer determines that the facts justify it, a termination settlement proposal may be received and acted on after six
          (6) months or any extension. If the Contractor fails to submit the proposal within the time allowed, the Contracting Officer may determine, on the basis of information available, the amount, if any, due to the Contractor because of the termination and shall pay the amount determined.

     I.19.5 Subject to Section I.19.4 above, the Contractor and the Contracting Officer may agree upon the whole or any part of the amount to be paid because of the termination. The amount may include a reasonable allowance for profit on work done. However, the agreed amount, whether under this Section I.19.5 or Section I.16.6 below, exclusive of costs shown in Section I.19.6.3 below, may not exceed the total contract price as reduced by (1) the amount of payment previously made and (2) the contract price of work not terminated. The contract shall be amended, and the Contractor paid the agreed amount. Section I.19.6 below shall not limit, restrict, or affect the amount that may be agreed upon to be paid under this paragraph.

     I.19.6 If the Contractor and the Contracting Officer fail to agree on the whole amount to be paid because of the termination work, the Contracting Officer shall pay the Contractor the amounts determined by the Contracting Officer as follows, but without duplication of any amounts agreed on under Section I.19.5 above:

               I.19.6.1 The contract price for completed supplies or Services accepted by the District (or sold or

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                         acquired under Section I.19.5 (above) not previously
                         paid for, adjusted for any saving of freight and other charges.

               I.19.6.2  The total of:

                         I.19.6.2.1 The costs incurred in the performance of the
                                   work terminated, including initial costs and preparatory expense allocable thereto, but excluding any costs attributable to supplies or services paid or to be paid under Section
                                   I.19.2.9 above;

                         I.19.6.2.2 The cost of settling and paying termination
                                   settlement proposals under terminated
                                   subcontracts that are properly chargeable to the terminated portion of the contract if not included in subparagraph above; and

                         I.19.6.2.3 A sum, as profit on subparagraph above,
                                   determined by the Contracting Officer to be fair and reasonable; however, if it appears that the Contractor would have sustained a loss on the entire contract had it been completed, the Contracting Officer shall allow no profit under this subparagraph and shall reduce the settlement to reflect the indicated rate of loss.

               I.19.6.3 The reasonable cost of settlement of the work terminated, including:

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                         I.19.6.3.1 Accounting, legal, clerical, and other
                                   expenses reasonably necessary for the
                                   preparation of termination settlement
                                   proposals and supporting data;

                         I.19.6.3.2 The termination and settlement of
                                   subcontractors (excluding the amounts of such settlements) and

                         I.19.6.3.3 Storage, transportation, and other costs
                                   incurred, reasonably necessary for the
                                   preservation, protection, or disposition of the termination inventory.

               I.19.6.4 Except for normal spoilage, and except to the extent that the District expressly assumed the risk of loss, the Contracting Officer shall exclude from the amounts payable to the Contractor under Section I.19.2.9 above, the fair value as determined by the Contracting Officer, of property that is destroyed, lost, stolen, or damaged so as to become undeliverable to the Government or to a buyer.

               I.19.6.5 The Contractor shall have the right of appeal, under the Disputes clause, from any determination made by the Contracting Officer under paragraphs (d), (f) or (j), except that if the Contractor failed to submit the termination settlement proposal within the time provided in paragraph (d) or (j), and failed to request a time extension, there is no right of appeal. If the Contracting Officer has made a determination of the amount due under paragraph (d), (f) or (j), the District shall pay the Contractor (1) the amount determined by the Contracting Officer if there is no right of appeal or if no timely appeal has been taken, or (2) the amount finally determined on an appeal.

               I.19.6.6 In arriving at the amount due the Contractor under this clause, there shall be deducted:

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                         I.19.6.6.1 All unliquidated advance or other payments
                                   to the Contractor under the termination
                                   portion of the contract;

                         I.19.6.6.2 Any claim which the District has against the
                                   Contractor under this contract; and

                         I.19.6.6.3 The agreed price for, or the proceeds of
                                   sale of, materials, supplies, or other things acquired by the Contractor or sold under the provisions of this clause and not recovered by or credited to the District.

               I.19.6.7 If the termination is partial, the Contractor may file a proposal with the Contracting Officer for an equitable adjustment of the price(s) of the continued portion of the contract. The Contracting Officer shall make any equitable adjustment agreed upon. Any proposal by the Contractor for an equitable adjustment under this clause shall be requested within ninety (90) days from the effective date of termination unless extended in writing by the Contracting Officer.

                         I.19.6.7.1 The District may, under the terms and
                                   conditions it prescribes, make partial
                                   payments and payments against costs incurred by the Contractor for the terminated portion of the contract, if the Contracting Officer believes the total of these payments will not exceed the amount to which the Contractor will be entitled

                         I.19.6.7.2 If the total payments exceed the amount
                                   finally determined to be due, the Contractor shall repay the excess to the District upon demand together with interest computed at the rate of 10 percent (10%) per year. Interest shall be computed for the period from the date the excess payment is received by the Contractor to the date the excess payment is repaid. Interest shall not be charged on any excess payment due to a reduction in the Contractor's termination settlement proposal because of retention or other disposition of termination inventory

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                                   until ten (10) days after the date of the
                                   retention or disposition, or a later date determined by the Contracting Officer because of the circumstances.

               I.19.6.8 Unless otherwise provided in this contract or by statue, the Contractor shall maintain all records and documents relating to the terminated portion of this contract for three (3) years after final settlement. This includes all books and other evidence bearing on the Contractor's costs and expenses under this contract. The Contractor shall make these records and documents available to the District, at the Contractor's office, at all reasonable times, without any direct charge. If approved by the Contracting Officer, photographs, micrographs, or other authentic reproductions may be maintained instead of original records and documents.

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I.20 Recovery of Debts Owed the District

     I.20.1 The Contractor hereby agrees that the District of Columbia may use all or any portion of any consideration or refund due the Contractor under the present contract to satisfy in whole or part, any debt due the District.

I.21 Examination of Books, etc. by the Office of Inspector General and the District of Columbia Auditor

     I.21.1 The Contracting Officer, the Inspector General and the District of Columbia Auditor, or any of their duly authorized representatives shall, until five (5) years after final payment, have the right to examine any directly pertinent books, documents, papers and records of the Contractor involving transactions related to the contract.

I.22 Non-Discrimination Clause

     I.22.1 The Contractor shall not discriminate in any manner against any employee or applicant for employment that would constitute a Violation of the District of Columbia Human Rights Act, approved December 13, 1977 (DC Law 2-38: DC Code I-2512) (1981 Ed.). The Contractor shall include a similar clause in all subcontracts, except subcontracts for standard commercial supplies or raw materials. In addition, Contractor agrees and any subcontractor shall agree to post in conspicuous places, available to employees and applicants for employment, notice setting forth the provisions of this non-discrimination clause proved in Section 251 of the District of Columbia Human Rights Act (DC Code 1-2522).

     I.22.2 Pursuant to rules of the Department of Human Rights and Local Business Development, published on August 15, 1986 in the DC Register, the following clauses apply to this contract:

               I.22.2.1 1103.2 - The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, national origin, sex, age, marital status, personal appearance, sexual orientation, family responsibilities, matriculation, political affiliation, or physical handicap.

               I.22.2.2 1103.3 - The Contractor agrees to take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, national origin, sex, age, marital status, personal appearance, sexual orientation, family responsibilities, matriculation, political affiliation, or physical handicap. The affirmative action shall include, but not be limited to the following:

                         .    employment, upgrading or transfer;

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                         .    recruitment, or recruitment advertising;
                         .    demotion, layoff, or termination;
                         .    rates of pay, or other forms of compensation;
                         .    and selection for training and apprenticeship.

               I.22.2.3 1103.4 - The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Contracting Agency, setting forth the provisions in subsections 1103.2 and 1103.3 concerning non-discrimination and affirmative action.

               I.22.2.4 1103.5 - The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment pursuant to the non-discrimination requirements set forth in subsection 1103.2.

               I.22.2.5 1103.6 - The Contractor agrees to send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice to be provided by the Contracting Officer, advising the said labor union or workers' representative of that Contractor's commitments under this chapter, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

               I.22.2.6 1103.7 - The Contractor agrees to permit access to his books, records and accounts pertaining to its employment practices, by the Chief Procurement Officer or his/her alternates, for purposes of investigation to ascertain compliance with this chapter, and to require under terms of any subcontractor agreement each subcontractor to permit access of such subcontractors' books, records, and accounts for such purposes.

               I.22.2.7 1103.8 - The Contractor agrees to comply with the provisions of this chapter and with all guidelines for equal employment opportunity applicable in the District of Columbia adopted by the Chief Procurement Officer, or any authorized official.

               I.22.2.8 1103.9 - The prime Contractor shall include in every subcontract the equal opportunity clauses, subsection 1103.2 through 1103.10 of this section, so that such

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                         provisions shall be binding upon each subcontractor or
                         vendor.

               I.22.2.9 1103.10 - The prime Contractor shall take such action with respect to any subcontract as the Contracting Officer may direct as a means of enforcing these provisions, including sanctions for noncompliance; provided, however, that in the event the prime Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the prime Contractor may request the District to enter into such litigation to protect the interest of the District.

     Definitions

     I.23.1 The terms Mayor, Chief Procurement Officer, Contract Appeals Board and District shall mean the Mayor of the District of Columbia, the Chief Procurement Officer of the District of Columbia or his/her alternate, the Contract Appeals Board of the District of Columbia, and the Government of the District of Columbia respectively. If the Contractor is an individual, the term Contractor shall mean the Contractor, his heirs, his executive and his administrator. If the Contractor is a corporation, the term Contractor shall mean the Contractor and its successor.

     Health and Safety Standards

     I.24.1 Items delivered under this contract shall conform to all requirements of the Occupational Safety and Health Act of 1970, as amended, and Department of Labor Regulations under the Act, and all Federal requirements in effect at time of bid opening/proposal submission.

     Appropriation of Funds

     I.25.1 The District's liability under this contract is contingent upon the future availability of appropriated monies with which to make payment for the contract purposes. The legal liability on the part of the District for the payment of any money shall not arise unless and until such appropriation shall have been provided.

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     Hiring of District Residents

     I.26.1 All new employment resulting from this contract or subcontracts hereto, as defined in Mayor's Order 83-265 and implementing instructions, shall include the following basic goals and objectives for utilization of bona fide residents of the District of Columbia in each project's labor force:

               I.26.1.1 At least fifty-one (51) percent of all jobs created are to be performed by employees who are residents of the District of Columbia.

               I.26.1.2 At least fifty-one (51) percent of apprentices and trainees employed shall be residents of the District of Columbia registered in programs approved by the District of Columbia Apprenticeship Council. The Contractor shall negotiate an Employment Agreement with the District of Columbia Department of Employment Services for jobs created as a result of this contract. The Department of Employment Services shall be the Contractor's first source of referral for qualified applicants, trainees and other workers in the implementation of employment goals contained in this clause.

     Buy American Act

     I.27.1 The Buy American Act (41 U.S.C. 10) provides that the District give preference to domestic end products.

     I.27.2 "Components," as used in this clause, means those articles, materials, and supplies incorporated directly into the end products.

     I.27.3 "Domestic end product," as used in this clause, means, (1) an unmanufactured end product mined or produced in the United States, or
          (2) an end product manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States, exceeds 50 percent (50%) of the cost of all its components. Components of foreign origin of the same class or kind as the products referred to in Sections I.27.5.3 or I.27.5.4 of this clause shall be treated as domestic. Scrap generated, collected and prepared for processing in the United States is considered domestic.

     I.27.4 "End products," as used in this clause, means those articles, materials, and supplies to be acquired for public use under this contract.

     I.27.5 The Contractor shall deliver only domestic end products, except those:

               I.27.5.1  For use outside the United States;

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               I.27.5.2  That the District determines are not mined, produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality;

               I.27.5.3 For which the agency determines that domestic preference would be inconsistent with the public interest; or

               I.27.5.3 For which the agency determines the cost to be unreasonable.

I.28 Service Contract Act of 1965

     I.28.1 Definitions

               I.28.1.1 "Act, as used in this clause, means the Service Contract Act of 1965, as amended (41 U.S.C. 351-358).

               I.28.1.2 "Contractor," as used in this clause, means the prime Contractor or any subcontractor at any tier.

               I.28.1.3 "Service employee," as used in this clause, means any person (other than a person employed in a bona fide executive, administrative, or professional capacity as defined in 29 CFR 541) engaged in performing a Government contract not exempted under 41 U.S.C. 356, the principal purpose of which is to furnish services in the United States, as defined in section 22.1001 of the Federal Acquisition Regulation. It includes all such persons regardless of the actual or alleged contractual relationship between them and a contractor.

     I.28.2 Applicability

               I.28.2.1 To the extent that the Act applies, this contract is subject to the following provisions and to all other applicable provisions of the Act and regulations of the Secretary of Labor (20 CFR 4). All interpretations of the Act in Subpart C of 29 CFR 4 are incorporated in this contract by reference. This clause does not apply to contracts or subcontracts administratively exempted by the Secretary of Labor or exempted by 41 U.S.C. 356, as interpreted in Subpart C of 29 CFR 4.

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     I.28.3 Compensation

               I.28.3.1 The Contractor shall pay not less than the minimum wage and shall furnish fringe benefits to each service employee under this contract in accordance with the wages and benefits determined by the Secretary of Labor or the Secretary's authorized representative, as specified in any attachments to this contract.

               I.28.3.2 If there is an attachment, the Contractor shall classify any class of service employees not listed in it, but to be employed under this contract. The classification shall provide a reasonable relationship to those listed in the attachment. The Contractor shall pay that class wages and fringe benefits determined by agreement of the interested parties: The contracting agency, the Contractor, and the employees who will perform the contract or their representatives. If the interested parties do not agree, the Contracting Officer shall submit the question, with a recommendation, for final determination by the Office of Government Contract Wage Standards, Wage and Hour Division, Employment Standards Administration (ESA), Department of Labor. Failure to pay such employees the compensation agreed upon by the interested parties or finally determined by ESA is a contract violation.

               I.28.3.3 If the term of this contract is more than one (1) year, the minimum wages and fringe benefits required for service employees under this contract shall be subject to adjustment after one (1) year and not less often than once every two (2) years, under wage determinations issued by ESA.

               I.28.3.4 The Contractor can discharge the obligation to furnish fringe benefits specified in the attachment or determined under Section I.28.3.1 of this clause by furnishing any equivalent combinations of bona fide fringe benefits, or by making equivalent or differential cash payments, in accordance with Subpart Band C of 29 CFR 4.

     I.28.4 Minimum wage

               I.28.4.1 In the absence of a minimum wage attachment for this contract, the Contractor shall not pay any service or other employees performing this contract less than the minimum

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                         wage specified by section 6(a)(l) of the Fair Labor
                         Standards Act of 1938, as amended (29 U.S.C. 206). Nothing in this clause shall relieve the Contractor of any other legal or contractual obligation to pay a higher wage to any employee.

     I.28.5 Successor contracts

               I.28.5.1 If this contract succeeds a contract subject to the Act under which substantially the same services were furnished and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, then, in the absence of a minimum wage attachment to this contract, the Contractor may not pay any service employee performing this contract less than the wages and benefits, including those accrued and any prospective increases, provided for under that agreement. No Contractor may be relieved of this obligation unless the limitations of 29 CFR 4.1c(b) apply or unless the Secretary of Labor or the Secretary's authorized representative,

                         I.28.5.1.1 Determines that the agreement under the
                                   predecessor was not the result of arms-length negotiations; or

                         I.28.5.1.2 Finds, after a hearing under 29 CFR 4.10.
                                   that the wages and benefits provided for by that agreement vary substantially from those prevailing for similar services in the locality.

     I.28.6 Notification to employees

               I.28.6.1 The Contractor shall notify each service employee commencing work on this contract of a minimum wage and any fringe benefits required to be paid, or shall post a notice of these wages and benefits in a prominent and accessible place at the worksite, using such poster as may be provided by the Department of Labor.

     I.28.7 Safe and sanitary working conditions

               I.28.7.1 The Contractor shall not permit services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the Contractor that are unsanitary, hazardous, or dangerous to the health or safety of service

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                         employees. The Contractor shall comply with the health
                         standards applied under 29 CFR Part 1925.

     I.28.8 Records

               I.28.8.1. The Contractor shall maintain for three (3) years from the completion of work, and make available for inspection and transcription by authorized ESA representatives, a record of the following:

                         I.28.8.1.1 For each employee subject to the Act:

                                   a)   Name and address;
                                   b)   Work classification or classifications,
                                        rate or rates of wages and fringe
                                        benefits provided, rate or rates of
                                        payments in lieu of fringe benefits, and total daily and weekly compensation;
                                   c)   Daily and weekly hours worked; and
                                   e) Any deductions, rebates, or refunds from total daily or weekly compensation.

                         I.28.8.1.2 For those classes of service employees not
                                   included in any wage determination attached to this contract, wage rates or fringe benefits determined by the interested parties or by ESA under the terms of Section I.28.4.1 of this clause. A copy of the report required by Section I.28.4 of this clause will fulfill this requirement.

               I.28.8.2  Withholding of payments and termination of contract

                         I.28.8.2.1 The Contracting Officer shall withhold from
                                   the prime Contractor under this or any other
                                   Government contract with the prime Contractor any sums the Contracting Officer, or an appropriate officer of the Labor Department, decides may be necessary to pay underpaid employees. Additionally, any failure to comply with the requirements of this clause may be grounds for termination for default.

               I.28.8.3  Subcontracts

                         The Contractor agrees to insert this clause in all subcontracts.

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               I.28.8.4  Contractor's report

                         I.28.8.4.1 If there is a wage determination attachment
                                   to this contract and any classes of service employees not listed on it are to be employed under the contract, the Contractor shall report promptly to the Contracting Officer the wages to be paid and the fringe benefits to be provided each of these classes, when determined under Section I.28.3.2 of this clause.

                         I.28.8.4.2 If wages to be paid or fringe benefits to be
                                   furnished any service employees under the contract are covered in a collective bargaining agreement effective at any time when the contract is being performed, the prime Contractor shall provide to the Contracting Officer a copy of the agreement and full information on the application and accrual of wages and benefits (including any prospective increases) to service employees working on the contract. The prime Contractor shall report when contract performance begins, in the case of agreements then in effect, and shall report subsequently effective agreements, provisions, or amendments promptly after they are negotiated.

               I.28.8.5 Variations, tolerances, and exemptions involving employment. Notwithstanding any of the provisions in Sections I.28.3.2 through I.28.4 of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions authorized by the Secretary of Labor.

                         I.28.8.5.1 In accordance with regulations issued under
                                   Section 14 of the Fair Labor Standards Act of 1938 by the Administrator of the Wage and Hour Division, ESA (29 CFR 520, 521, 524, and
                                   525), apprentices, student learners, and workers whose earning capacity is impaired by age or by physical or mental deficiency or injury, may be employed at wages lower than the minimum wages

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                                   otherwise required by section 2(a)(1) or
                                   2(b)(1) of the Service Contract Act, without diminishing any fringe benefits or payments in lieu of these benefits required under section 2(a)(2) of the Act.

                                   a)   The Administrator will issue
                                        certificates under the Act for employing apprentices, student-learners, handicapped persons, or handicapped clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or subject to different minimum rates of pay under the two acts, authorizing appropriate rates of minimum wages, but without changing requirements concerning fringe benefits or supplementary cash payments in lieu of these benefits.
                                   b)   The Administrator may also withdraw,
                                        annul, or cancel such certificates under 29 CFR 525 and 528.
                                   c)   An employee engaged in an occupation in
                                        which the employee customarily and
                                        regularly receives more than $30 a month in tips credited by the employer against the minimum wage required by section 2(a)(1) or section 2(b)(1) of the Act, in accordance with regulations in 29 CFR
                                        531. However, the amount of credit shall not exceed 40 percent of the minimum rate specified in section 6(a)(1) of the Fair Labor Standards Act of 1938 as amended.

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I.29 Cost and Pricing Data

     I.29.1 This paragraph and paragraphs b through e below shall apply to Contractors or Offerors in regards to: (1) any procurement in excess of $100,000, (2) any contract awarded through competitive sealed proposals, (3) any contract awarded through sole source procurement, or (4) any change order or contract modification. By entering into this contract or submitting this offer, the Contractor or Offeror certifies that, to the best of the Contractor's or Offeror's knowledge and belief, any cost and pricing data submitted was accurate, complete and current as of the date specified in the contract or offer.

     I.29.2 Unless otherwise provided in the solicitation, the Offeror or Contractor shall, before entering into any contract awarded through competitive sealed proposals or through sole source procurement or before negotiating any price adjustments pursuant to a change order or modification, submit cost or pricing data and certification that, to the best of the Contractor's knowledge and belief, the cost or pricing data submitted was accurate, complete, and current as of the date of award of this contract or as of the date of negotiation of the change order or modification.

     I.29.3 If any price, including profit or fee, negotiated in connection with this contract, or any cost reimbursable under this contract, was increased by any significant amount because (1) the Contractor or a subcontractor furnished cost or pricing data that were not complete, accurate, and current as certified by the Contractor, (2) a subcontractor or prospective subcontractor furnished the Contractor cost or pricing data that were not complete, accurate, and current as certified by the Contractor, or (3) any of these parties furnished data of any description that were not accurate, the price or cost shall be reduced accordingly and the contract shall be modified to reflect the reduction.

     I.29.4 Any reduction in the contract price under paragraph c above due to defective data from a prospective subcontractor that was not subsequently awarded the subcontract shall be limited to the amount, plus applicable overhead and profit markup, by which (1) the actual subcontract or (2) the actual cost to the Contractor, if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the Contractor; provided that the actual subcontract price was not itself affected by defective cost or pricing data.

     I.29.5 Cost or pricing data includes all facts as of the time of price agreement that prudent buyers and sellers would reasonably expect to affect price negotiations significantly. Cost or pricing data are factual, not judgmental, and are therefore verifiable. While they do not indicate the accuracy of the prospective Contractor's judgment about estimated future costs or projections, cost or pricing data do include the data forming the basis for that judgment. Cost or pricing data are more than historical accounting

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          data; they are all the facts that can be reasonably expected to contribute to the soundness of estimates of future costs and to the validity of determinations of costs already incurred.

     I.29.6 The following specific information should be included as cost or pricing data, as applicable:

               I.29.6.1  Vender quotations;

               I.29.6.2  Nonrecurring costs;

               I.29.6.3 Information on changes in production methods or purchasing volume;

               I.29.6.4 Data supporting projections of business prospects and objectives and related operations costs;

               I.29.6.5 Unit/cost trends such as those associated with labor efficiency;

               I.29.6.6  Make-or-buy decisions;

               I.29.6.7  Estimated resources to attain business goals;

               I.29.6.8 Information on management decisions that could have a significant bearing on costs.

     I.29.7 If the Offeror or Contractor is required by law to submit cost or pricing data in connection with pricing this contract or any change order or modification of this contract, the Contracting Officer or representatives of the Contracting Officer shall have the right to examine all books, records, documents and other data of the Con-tractor (including computations and projections) related to negotiating, pricing, or performing the contract, change order or modification, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data. The right of examination shall extend to all documents necessary to permit adequate evaluation of the cost or pricing data submitted, along with the computations and projections used. Contractor shall make available at its office at all reasonable times the materials described above for examination, audit, or re- production until three years after the later of:

               I.29.7.1  Final payment under the contract;

               I.29.7.2  Final termination settlement; or

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               I.29.7.3  Final disposition of any appeals under the disputes clause or of litigation or the settlement of claims arising under or relating to the contract.

     Cost-Reimbursement Contracts - CLIN 0002 Only

     I.30.1 Contract line item number 0002 is a cost-reimbursement contract, the only costs determined in writing to be reimbursable by the Contracting Officer, in accordance with the cost principles set forth in rules issued pursuant to Title VI of the Procurement Practices Act of 1985 shall be reimbursable.

     Termination of Contracts for Certain Crimes and Violations

     I.31.1 The District may terminate without liability any contract and may deduct from the contract price or otherwise recover the full amount of any fee, commission, percentage, gift, or consideration paid in violation of this title if:

     I.31.2 The Contractor has been convicted of a crime arising out of or in connection with the procurement of any work to be done or any payment to be made under the contract; or

     I.31.3 There has been any breach or violation of:

               I.31.3.1 Any provision of the Procurement Practices Act of 1985, as amended, or

               I.31.3.2  The contract provision against contingent fees.

     I.31.4 If a contract is terminated pursuant to this section, the
          Contractor:

               I.31.4.1 May be paid only the actual costs of the work performed to the date of termination, plus termination costs, if any; and

               I.31.4.2 Shall refund all profits or fixed fees realized under the Contract.

     I.31.5 The rights and remedies contained in this are in addition to any other right or remedy provided by law, and the exercise of any of them is not a waiver of any other right or remedy provided by law.

     Additional Standard Clauses

     I.32.1 Contract Clauses

               I.32.1.1  Disclosure of Information

                         I.32.1.1.1 Documents or data submitted under the
                                   contract are subject to disclosure under the

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                                   Freedom of Information Act, DC Code 1- 521
                                   and other applicable disclosure statutes.

               I.32.1.2 Applicability of Standard Contract Provisions The Standard Contract Provisions for use with District of Columbia Government Supply and Services Contracts dated October 1999 shall be applicable to the contract resulting from this solicitation.

               I.32.1.3  Time

                         I.32.1.3.1 Time, if stated in a number of days, will
                                   include Saturdays, Sundays, and holidays, unless otherwise stated herein.

               I.32.1.4 Restriction on Disclosure and Use of Information Before Awarded

                         I.32.1.4 Offerors who include in their proposal data that they do not want disclosed to the public or used by the District Government except for use in the procurement process shall:

               I.32.1.5  Make the title page with the following legend

                         I.32.1.5.1 "This proposal includes data that shall not
                                   be disclosed outside the District Government and shall not be duplicated, used or disclosed in whole or in part for any purpose except for use in the procurement process."

     I.32.2 Drug-Free Workplace

               I.32.2.1  Definitions

                         I.32.2.1.1 As used in this provision "Controlled
                                   substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substance Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11 - 1308.15.

                         I.32.2.1.2 "Conviction" means a finding of guilt
                                   (including a plea of nolo contendere) or imposition of sentence, or both, charged

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                                   with the responsibility to determine
                                   violations of the federal or state criminal drug statutes.

                         I.32.2.1.3 "Criminal drug statute" means a federal or
                                   non-federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

                         I.32.2.1.4 "Drug-free workplace" means a site for the
                                   performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

                         I.32.2.1.5 "Directly engaged" is defined to include all
                                   direct cost employees and any other
                                   Contractor employee who has other than a minimal impact or involvement in contract performance.

                         I.32.2.1.6 "Employee" means an employee of a Contractor
                                   directly engaged in the performance of work under a Government contract.

                         I.32.2.1.7 "Individuals" means an Offeror/Contractor
                                   that has no more than one employee including the Offeror/Contractor.

               I.32.2.2 The Contractor, if other than an individual, shall, within 30 calendar days after award (unless a longer period is agreed in writing for contracts of 30 calendar days or more performance duration) or as soon as possible for contracts of less than 30 calendar days performance duration:

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                         I.32.2.2.1 Publish a statement notifying its employees
                                   that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

                         I.32.2.2.2 Establish an ongoing drug-free awareness
                                   program to inform such employees about:

                                   a)   The dangers of drug abuse in the
                                        workplace:
                                   b) The Contractor's policy of maintaining a drug-free workplace;
                                   c)   Any available drug counseling,
                                        rehabilitation, and employee assistance
                                        programs; and
                                   d)   The penalties that may be imposed upon
                                        employees for drug abuse violations
                                        occurring in the workplace;

                         I.32.2.2.3 Provide all employees engaged in performance
                                   of the contract with a copy of the statement required by this clause;

                         I.32.2.2.4 Notify such employees in writing in the
                                   statement required by this clause that as a condition of continued employment on this contract the employee will:

                                   a)   Abide by the terms of the statement; and
                                   b)   Notify the employer in writing of the
                                        employee's conviction under a criminal
                                        drug statue for a violation occurring in the work place no later than five (5) calendar days after such conviction.
                                   c)   Notify the Contracting Officer in
                                        writing within ten (10) calendar days
                                        after receiving notice of this clause,
                                        from an employee or otherwise receiving
                                        actual notice of such conviction. The
                                        notice shall include the position title
                                        of the employee;

                         I.32.2.2.5 Within thirty (30) calendar days after
                                   receiving notice under this clause of a
                                   conviction, take one of the following

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                                   actions with respect to any employee who is
                                   convicted of a drug abuse violation occurring in the workplace:

                                   a)   Taking appropriate personnel action
                                        against such employee, up to and
                                        including termination; or
                                   b)   Require such employee to satisfactorily
                                        participate in a drug abuse assistance
                                        or rehabilitation program approved for
                                        such purposes by a federal, state or
                                        local health, law enforcement, or other
                                        appropriate agency; and
                                   c)   Make a good faith effort to maintain a
                                        drug-free workplace through
                                        implementation of this clause.

               I.32.2.3 The Contractor, if an individual, agrees by award of the contract or acceptance of a purchase order, not to engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in performance of this contract.

               I.32.2.4 In addition to other remedies available to the Government, the Contractor's failure to comply with the requirements of paragraphs I.7.2 or I.7.4 or this clause may, pursuant to FAR 23.506, render the Contractor subject to suspension of contract payments, termination of the contract for default, and suspension or debarment.

     I.32.3 Confidentiality of Information

               I.32.3.1 All information obtained by the Contractor relating to any employee of the District shall be kept in absolute confidence and shall not be used by the Contractor in connection with any other matters, nor shall any such information be disclosed to any other person, firm or corporation, in accordance with the District and federal laws governing the confidentiality of records.

     I.32.4. Equal Employment Opportunity

               I.32.4.1 In accordance with the District of Columbia administrative Issuance System, Mayors Order 85-85 dated June 10, 1985, the forms for completion of the Equal Employment Opportunity Information Report is incorporated herein as Attachment J.2. An award cannot be made to any Offeror

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                         who has satisfied the equal employment requirements as
                         set forth by the Office of Human Rights.

     I.32.5 Other Contractors

               I.32.5.1 The Contractor shall not commit or permit any act, which will interfere with the performance of work by another District Contractor or by any District employee. If another Contractor is awarded a future contract for performance of the required services, the Contractor shall cooperate fully with the District and the new Contractor in any transition activities, which the Contracting Officer deems necessary during the term of the contract.

     I.32.6 Rights In Data

               I.32.6.1 "Data," as used herein, means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

               I.32.6.2 The term "Technical Data," as used herein, means recorded information, regardless of form or characteristic, of a scientific or technical nature. It may, for example, be document research, experimental, developmental or engineering work, or be usable or used to define a design or process or to procure, produce, support, maintain, or operate material. The data may be graphic or pictorial, delineation in media such as drawings or photographs, text in specifications or related performance design type documents, or computer printouts. Examples to technical data include research and engineering data, engineering drawings and associated list, specifications, standards, process sheets, manuals, technical reports, catalog item identifications and related information, and computer software documentation. Technical data does not include computer software or financial, administrative, cost and pricing, and management data or other information incidental to contract administration.

               I.32.6.3 The term "Computer Software," as used herein, means computer programs and computer databases. "Computer programs" include operating systems, assemblers, compilers, interpreters, data management systems, utility

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                         programs, sort/merge programs such as payroll,
                         inventory control and engineering analysis programs.

                         I.32.6.3.1 Computer Programs may be either
                                   machine-idependent or machine-independent, and may be general-purpose in nature or designed to satisfy the requirements of a particular user.

               I.32.6.4 The term "Computer Databases," as used herein, means a collection of data in a form capable of being processed and operated on by a computer.

               I.32.6.5 All data first produced in the performance of this contract shall be the sole property of the District. The Contractor hereby acknowledges that all data including, without limitation, computer program codes produced by Contractor for the District under this Contract are works made for hire and are the property of the District; but, to the extent any such data may not, by operation of law, be works made for hire, Contractor hereby transfers and assigns to the District the ownership of copyright in such works, whether published or unpublished. The Contractor agrees to give the District all assistance reasonably necessary to perfect such rights including, but not limited to, the works and supporting documentation and the execution of any instrument required to register copyrights. The Contractor agrees not to assert any rights at common law or in equity in such data. The Contractor shall not publish or reproduce such data in whole or in part or in any manner or form, or authorize others to do so, without written consent of the District, until such time as the District may have released such data to the public.

               I.32.6.6. The District shall have restricted rights in computer software and all accompanying documentation, manuals and instructional materials listed or described in a license or agreement made a part of the contract, which the parties have agreed will be furnished with restricted rights, provided however, notwithstanding any contrary provision in any such license or agreement, such restricted right shall include, as a minimum, the right to:

               I.32.6.7 Use the computer software and all accompanying documentation, and manuals or instructional materials with the computer for which or with which it was required,

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                         including use at any District installation to which the
                         computer may be transferred by the District;

               I.32.6.8 Use the computer software and all accompanying documentation and manuals or instructional materials with a backup computer if the computer for which or with which it was acquired are inoperative;

               I.32.6.9 Copy computer programs for safekeeping (archives) or backup purposes; and

               I.32.6.10 Modify the computer software and all accompanying documentation and manuals or instructional materials, or combine it with other software, subject to the provision that modified portions shall remain subject to these restrictions.

     I.32.7 The restricted rights set forth in paragraph I.32.6 are of no effect unless (i) the computer software is marked by the Contractor with the following legend:

               I.32.7.1  RESTRICTED RIGHTS LEGEND

               I.32.7.2 Use, duplication, or disclousre is subject to restrictions stated in Contract
                         No.                     with
                            ---------------------     -----------------------
                                                         (Contractor's Name)

               I.32.7.3 and (ii) the related computer software documentation includes a prominent statement of the restrictions applicable to the computer software.

               I.32.7.4 The Contractor may not place any legend on computer software indicating restrictions on the District's rights in such software unless the restrictions are set forth in a license or agreement made a part of the contract prior to the delivery date of the software. Failure of the Contractor to apply a restricted rights legend to such computer software shall relieve the District of liability with respect to such unmarked software.

               I.32.7.5 In addition to the rights granted in paragraph I.32.6 above, the Contractor hereby grants to the District a nonexclusive, paid-up license throughout the world, of the same scope as restricted rights set forth in paragraph I.32.6 above, under

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                         any copyright owned by the Contractor, in any work of
                         authorship prepared for and acquired by the District under the contract. Unless written approval of the Contracting Officer is obtained, the Contractor shall not include technical data or computer software prepared for, or acquired by the District under the contract any works of authorship in which copyright is not owned by the Contractor without acquiring for the District any rights necessary to perfect a copyright license of the scope specified in the first sentence of this paragraph.

               I.32.7.6 Whenever any data, including computer software, are to be obtained from a subcontractor under this contract, the Contractor shall use this same clause in the subcontract, without alteration, and no other clause shall be used to enlarge or diminish the District's or the Contractor's rights in that subcontractor data or computer software which is required for the District.

     I.32.8 For all computer software furnished to the District with the rights specified in paragraph I.32.6, the Contractor shall furnish to the District a copy of the source code with such rights of the scope specified in paragraph I.32.6. For all computer software furnished to the District with the restricted rights specified in paragraph I.32.6, the District, if the Contractor, either directly or through a successor or affiliate shall cease to provide the maintenance or warranty services provided the District under this contract or any paid-up maintenance agreement, or if Contractor should be declared bankrupt or insolvent by a court of competent jurisdiction, shall have the right to obtain, for its own and sole use only, a single copy of the then current vision of the source code supplied under this contract, and a single copy of the documentation associated therewith, upon payment to the person in control of the source code the reasonable cost of making each copy.

     I.32.9 The Contractor shall indemnify and save and hold harmless the District, its officers, agents and employees acting within the scope of their official duties against any liability. Including costs and expenses, (i) for violation of proprietary rights, copyrights, or rights of privacy, arising out of the publication, translation, reproduction, delivery, performance, use or disposition of any data furnished under this contract or (ii) based upon any data furnished under

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          this contract, or based upon libelous other unlawful matter contained in such data.

     I.32.10 Nothing contained in this clause shall imply a license to the District under any patent, or be construed as affecting the scope of any license or other right otherwise granted to the District under any patent.

     I.32.11 Paragraphs I.32.6.1, I.32.6.2, I.32.6.3, I.32.6.5, and I.32.6.6
          above are not applicable to material furnished to the Contractor by the District and incorporated in the work furnished under contract, provided that such incorporated materials is identified by the Contractor at the time of delivery of such work.

     Contract Type and Price

     I.33.1 Contract line item number 0001 is based on an Indefinite Delivery/ Indefinite Quantity (IDIQ)

               I.33.1.1 The price for performing this contract shall not exceed the total specified in Section A, Block 20.

     I.33.2 RESERVED.
     Reserved

     Assignment of Funds

     I.35.1 No contract or any interest therein shall be transferred by the party to whom the award is made; such transfer will be null and void, and will be cause to annul the contract.

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                         SECTION J - LIST OF ATTACHMENTS

FOR ATTACHMENTS SEE SECTION AA OF THIS CONTRACT.

               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

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                                  ATTACHMENT 7

                      Minimum Covered Services for Minimum
                   Covered Services for Medicaid Managed Care
                                 Program (MMCP)

         Minimum Covered Services for the Medicaid Managed Care Program
                                     (MMCP)

Services Included in the Capitation Rate

     1. Inpatient hospital services (other than services in institutions for mental diseases, as defined in federal law, 42 U.S.C. Section 1396d). Inpatient hospital care includes cosmetic surgery, limited to services required to correct the following conditions: (a) a condition resulting from surgery or disease; (b) an accidental injury; (c) a congenital deformity; and (d) correction of a functional problem, i.e. a condition that impairs the normal function of a part of the body. Covered dental surgery is limited to emergency repair of accidental injury to the jaw and related structures.

     2.   Outpatient hospital services: surgery is limited as in 1. above.

     3. Federally qualified health center services and other ambulatory services covered by federally qualified health centers.

     4.   Laboratory and x-ray services.

     5. Nursing facility services that are not otherwise excluded under this agreement.

     6. Physician services: preventive and non-routine care, including medically necessary elective surgery, anesthesia; maternity care; emergency care; family planning, except the treatment of infertility; allergy testing and injections; radiation, chemotherapy and dialysis treatment; plastic surgery, gastric bypass surgery, reduction mammoplasty, intestinal bypass for morbid obesity and insertion of a penile prosthesis. Not covered are sterilizations of patients under 21.

     7.   Medical and surgical services furnished by a dentist.

     8. Podiatrists services excluding routine foot care for asymptomatic individuals.

     9. Optometrist services including contact lenses and special eyeglasses and sunglasses when authorized as medically necessary. Eyeglasses or contacts limited to one pair every 24 months except for persons under age 21, persons experiencing a change of more than plus or minus one half diopter and to replace broken or lost eyeglasses. In these exception cases, eyeglasses or contacts are limited to one pair every six months.

     10. Home health services for individuals of all ages including intermittent or part-time nursing care, home health aide services provided by a home health agency, medical supplies, equipment, and appliances suitable for use in the home, and physical therapy, occupational therapy or speech pathology and audiology services. Services for individuals with speech, language and hearing disorders are limited to children under 21.

     11. Private duty nursing services limited to individuals who require more individual and continuous care than is routinely provided by home health agencies, a nursing facility, or a hospital.

     12. Physical therapy and related services including physical and occupational therapy and services for individuals with speech, language and hearing disorders furnished under the supervision of a speech pathologist or audiologist. Services for speech, language and hearing disorders are limited to children under 21 and include services furnished by the District's school system.

     13. Prescribed drugs limited to legend drugs approved as safe and effective by the FDA and over-the-counter medications in the District specified categories. Only those over-the-counter drugs that fall into the following categories are covered if they are prescribed on a written prescription by a participating health care professional:

               Oral analgesics
               Ferrous sulfate
               Antacids
               Diabetic preparations
               Pediatric and prenatal vitamin formulations
               Senna extract, single dose preparations when required for
                  diagnostic radiological procedures performed under the supervision of a participating physician
               Family planning drugs and supplies
               Psychotropic medications as approved by the Dixon Transitional
                  Receiver

     14. Durable Medical Equipment including prosthetic devices including items listed in the program's Medical Equipment/Medical Supplies Procedure Code and Price List as well as other devices as authorized for medical necessity.

     15.  Nurse midwife services.

     16. Pediatric nurse practitioner services and family nurse practitioner services.

     17. Transportation services other than those specifically excluded. Covered transportation include emergency transportation, medially necessary transportation for non-emergency situations, and as requested and necessary transportation to EPSDT services.

     18. Personal care services not to exceed 1,040 hours annually except as authorized for medical necessity.

     19.  Abortions as permitted under federal law.

     20. Adult day treatment services for persons with mental retardation to prepare for independent living.

     21.  Family planning services and supplies as defined in Section B.

     22. Early and periodic screening diagnosis and treatment (EPSDT) services for persons under 21 as defined in Section C.

     23.  Mental health and alcohol and drug abuse services

               Diagnostic evaluation/assessment
               Psychiatric outpatient clinic services (individual, group &
                  family therapy)
               Crisis Intervention
               Medication Management
               Psychological Testing
               Residential Treatment Centers
               Psychiatric Inpatient Hospitalization
               Therapeutic Nursery
               Lab

          CASSIP Only:
               Inpatient drug and alcohol detoxification
               Inpatient/residential drug and alcohol rehabilitation Outpatient drug and alcohol rehabilitation.
               Drug and alcohol rehabilitation day treatment

          NOTE: For DCHFP Enrollees, alcohol and drug abuse treatment services will be provided through a provider network contracted by MAA. DCHFP will be responsible for referral and care coordination for DCHFP Enrollees. This includes screening and the provision of emergency services.

Excluded Services for MMCP

     Inpatient Transplantation Surgery and Services provided during the inpatient stay in which the transplant surgery takes place.

2. Cosmetic surgery, except services required to correct the following conditions: (a) a condition resulting from surgery or disease; (b) an accidental injury; (c) a congenital deformity; and (d) correction of a functional problem, i.e. a condition that impairs the normal function of a part of the body.

3.   Steri1izations~ if the Enrollee is under 21

4. Health related IDEA services and transportation to or from them when provided by the District of Columbia Public Schools or one of its Contractors.

Benefits for CASSIP Only

1.   Intermediate Care Facilities for Mental Retardation.

2.   Long Term Nursing Facilities.

3.   Substance abuse treatment services as identified above

Eligibility Guidelines

Persons Eligible For The MMCP DC Healthy Families Plans.

Except as provided in Section 0 enrollment in an MMCP DC Healthy Families Plan will be mandatory for the following individuals:

1. All children under age 19, pregnant women and the parents, legal guardians, and relative caretakers of eligible children who are:
          Citizens or qualified immigrants;
          Residents of the District of Columbia;
          Have family income at or below 200 percent of the federal poverty guidelines; and
          Have been determined to be eligible for Medical Assistance by the
             Department of Human Services.
2.   Individuals ages 19 or 20 who are
          Citizens or qualified immigrants;
          Residents of the District of Columbia;
          Have family income at the medically needy level; and Have been determined to be eligible for Medical Assistance by the
             Department of Human Services.
3.   Infants born to Medicaid-eligible women.
4.   Immigrants
          Up to 500 children in FY 2000 and 850 children in FY 2001 who are:
               Not eligible for Medicaid;
               Residents of the District of Columbia;
               Have family income at or below 200 percent of the federal poverty guidelines;
               Have been determined to be eligible by the Department of Human
                  Services

Persons excluded from the DC Healthy Families Plans

Individuals who meet the requirements of Section 0 and are included in one or more of the following categories are excluded from enrollment in an MMCP DC Healthy Families Plan:

1. Individuals whose eligibility for Medicaid is retroactive, to the extent of that period;
2. Individuals receiving supplemental security income disability or aging benefits, or who qualify for Medicaid due to old age or disability;
3. Foster care children and other wards of the District of Columbia under guardianship of the department of human services unless enrolled voluntarily;
4. Individuals who have been identified by the department of human services as homeless;
5. Individuals who have been restricted to a specific provider by the medical assistance administration;
6.   Individuals eligible for both Medicare and Medicaid;
7.   Individuals who have gained eligibility through the "spend-down" process;
8. Individuals who are residing in a long-term care facility (nursing facility, intermediate care facility for the mentally retarded, residential treatment center, Hospital for Sick Children, or mental institution);
9. Individuals participating in services provided under a Section 1915c Home and Community Based Waiver; or
10. Women who are twenty-six (26) weeks or more pregnant at the time they are notified that they shall select a managed care plan and who have requested exemption from enrollment in managed care.

Persons Eligible for the MMCP Child and Adolescent SSI Plans

Participation in the MMCP Child and Adolescent SSI Plan is open only to children under age 22 who are receiving Supplemental Security Income disability benefits except for:

1. Individuals whose eligibility for Medicaid is retroactive, to the extent of that period;
2. Individuals who have been restricted to a specific provider by the Medical Assistance Administration;
3.   Individuals eligible for both Medicare and Medicaid; or
4.   Individuals participating in services provided under a Section 1915(c)
     Home and Community Based Waiver.
5. Individuals aged 20 or 21 who are placed in an Intermediate Care Facility for Mental Retardation (ICF/MR) at the time of enrollment.

Automatic enrollment of Newborns

          Infants born to (an) Enrollee(s) of a Child and Adolescent SSI or SSI-related Plan are not automatically eligible for SSI Medicaid themselves. Most however, will be eligible for Medicaid in the categories defined in Section 0.

          If the Contractor is operating the CASSIP in which the mother is enrolled, the Contractor will be responsible for coordinating the care of the infant. However if the infant is not a special needs child, the infant will be enrolled in the fee-for-service program and care will continue to be coordinated by the CASSIP Contractor.

Other Persons Eligible for the MMCP

The District reserves the right to expand the targeted populations to include the following individuals:
     1. Actuarially equivalent individuals that may become eligible for Medicaid through expansions; and
     2. Individuals who are not actuarially equivalent but for whom MAA will negotiate an appropriate capitation rate with the Contractor.

Managed care services for the homeless population and other subpopulations will be contingent upon federal approval of the District's 1115 waiver.

Principles and Goals

MAA has incorporated the following standards and principles into its planning for its Medicaid Managed Care program, and has set the following goals for the continued development of Medicaid managed care.

Family-Based Principles

MAA's Medicaid Managed Care Program for families enrolled in a DCHFP and for children and adolescents on SSI/1/ is built on a family-based model of care and reflects the principles listed below.

1. Every child deserves quality primary and specialty health care that is affordable and within geographic reach.
2. Families are the core of this nation's health system, their children's most important health providers and caregivers.
3. Quality health care is family-centered, community-based, coordinated, and culturally competent.
4. Health benefits and services shall be flexible, guided by what children need.
5. Strong family-professional partnerships improve decision-making, enhance outcomes and assure quality.
6. Families practice cost-effectiveness and expect the same from health systems.

Early and Periodic Screening Diagnosis and Treatment Services (EPSDT)

The EPSDT program is the major pediatric component of Medicaid and its requirements for child and adolescent services are integrated throughout this document. EPSDT requires coverage of periodic and interperiodic screens; vision, dental, and hearing care; other diagnostic services needed to confirm the existence of a physical or mental illness or condition; and treatment for any illness or condition. All federally recognized (under Section 1905 of the Social Security Act) Medicaid services shall be provided to children age 20 and under if needed to provide the coverage described above even if some of those federally recognized services are not offered to persons age 21 and older under the state plan.

----------
Both Family Voices and a similar set of principles put forth by the Child and Adolescent Service System Program (CASSP) stress individualization of care and flexibility of service provision. These depend upon a continuum of care that can provide a progression from brief community-based interventions to inpatient hospitalization.

Source: Family Voices, http://www.familyvoices.org/survey.html, 1999.

                                  ATTACHMENT 9

                           Newborn Notification Report

                                             Hospital
                                                      --------------------------
                                             Submission Date
                                                             -------------------
                                             DHS/IMS Receipt Date
                                                                  --------------

                             REQUEST TO ADD NEWBORNS
             TO DC MEDICAID, PUBLIC ASSISTANCE AND FOOD STAMP ROLLS

To enable the D.C. Department of Human Services to add all eligible newborns to our Medicaid and Public Assistance Program, as appropriate, please provide us with the information requested below and forward to:

                        Income Maintenance Administration
                        645 H Street, N.E.
                        3rd Floor
                        Washington, D.C. 20002
                        Attention: Branch Manager

Mother's Medicaid I.D. Number:                   Eligibility Period:
                              ----------------                      ------------
Mother's Name                                       Telephone:
             -----------------------------------              ------------------
Mother's Address:
                 ----------------------------------

                 ----------------------------------

Father's Name:                                      Telephone:
              ----------------------------------              ------------------
Newborn's Name:                          Sex:       Date of Birth:
               ------------------------                           --------------

Place of Birth:
               ------------------------------------

I hereby request that my child,                       , be added to my Medicaid
                               -----------------------
eligibility case.

This also serves as the official report to D.C. DHS of this birth for Public Assistance and/or Food Stamp Program purposes. If I am currently receiving these services, I am requesting that my child be added to my PA and/or FS household


                                              ----------------------------------
                                              Mother's Signature

                                              ----------------------------------
                                              Date of Report

--------------------------------------------------------------------------------
I do hereby certify that the above information is the same as reflected on our Medical Records


---------------------------------                -------------------------------
Utilization Reviewer                             HMO Medical Director

Telephone:                                       Telephone:
          -----------------------                          ---------------------

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1. Contract Number                                 Page of Pages
                                                     POHC-2002-D-0003                                 1              23
------------------------------------------------------------------------------------------------------------------------------------
2. Amendment/Modification Number   3. Effective Date        4. Requisition/Purchase Request No.   5. Project No. (If applicable)
             'M0001                   SEE BLOCK 16C BELOW              HCOP2-210457
------------------------------------------------------------------------------------------------------------------------------------
6. Issued By                                  Code[______________]   7. Administered By (If other than line 6)
Office of Contracting and Procurement                                   Department of Health, Office of Managed Care
Public Safety Cluster, Department of Health Bureau                      Medical Assistance Administration
441 4th Street, N.W., Suite 800 South                                   825 North Capitol Street, N.E.
Washington, DC 20001                                                    Attention: Ms. Maude Holt
------------------------------------------------------------------      Telephone: (202)442-9074
------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)  (X)9A. Amendment of Solicitation No.
                                                                                   ---
                                                                                      ------------------------------------------
                                                                                      9B. Dated (See Item 11)
     AMERICAID COMMUNITY CARE
     514 10TH STREET, N.W., SUITE 500                                              ---------------------------------------------
     WASHINGTON, D. C. 20004                                                          10A. Modification of Contract/Order No.
     ATTN: MS. JANE E. THOMPSON                                                         POHC-2002-D-0003
     TELEPHONE NO.: (202)783-8100                                                   X ------------------------------------------
--------------------------------------------------------------------------------      10B. Dated (See Item 13)
       Code                                          Facility                           APRIL 1, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[__]The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers[___]is extended.[___]is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning [__________]copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED
    AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.
    If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)

------------------------------------------------------------------------------------------------------------------------------------
                                    13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. This change order is issued pursuant to: (Specify Authority)
        The changes set forth in Item 14 are made in the contract/order no. in item 10A.
------------------------------------------------------------------------------------------------------------------------------------
        B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
        C. This supplemental agreement is entered into pursuant to authority of:

------------------------------------------------------------------------------------------------------------------------------------
  X     D. Other (Specify type of modification and authority)
         DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
 E. IMPORTANT:    Contractor[____]is not,   [X]  is required to sign this document and return      2 copies to the issuing office
                                            ---                                                   --
------------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

     THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS STATED ON PAGES 2 THROUGH 27 OF THIS MODIFICATION.

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect
------------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)                     16A. Name of Contracting Officer
JANE E. THOMPSON  CEO-DC OPERATIONS                                     ESTHER M. SCARBOROUGH
------------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor                      15C. Date Signed     16B. District of Columbia                      16C. Date Signed
AMERIGROUP District of Columbia                  4/9/02                                                               4-9-02


/s/ Jane E. Thompson                                               /s/ E. M. Scarborough
--------------------                                               ---------------------
     (Signature of person authorized to sign)                            (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia          [LOGO] Office of Contracting & Procurement           DC OCP 202 (7-99)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SECTION B - Supplies / Services
--------------------------------------------------------------------------------

Section B - Contract Line Item Number (CLIN) 0001 for DC Health Families Program (DCHFP) The Contractor shall provide healthcare services to individuals in Temporary Assistance to Needy Families (TANF) or TANF-related Medicaid eligibility categories using the rate cells and total per member per month price noted below. The period of performance shall be from April 1, 2002 through October 31, 2002.

------------------------------------------------------------------------
 CLIN          SUPPLIES/SERVICES/RATE CELL                   TOTAL PMPM.
------------------------------------------------------------------------
0001     Infants Under 1 year of age
------------------------------------------------------------------------
0001AA         .    Delivery month (projected delivery)
------------------------------------------------------------------------
               .    Birth month (actual month of birth)
------------------------------------------------------------------------
0001AB   Children of 1 year of age through 12 years of age
------------------------------------------------------------------------
0001AC   Females ages 13 through 18 years of age
------------------------------------------------------------------------
0001AD   Males ages 13 through 18 years of age
------------------------------------------------------------------------
0001AE   Females ages 19 through 36 years of age
------------------------------------------------------------------------
0001AF   Males ages 19 through 36 years of age
------------------------------------------------------------------------
0001AG   Females 37 years of age and older
------------------------------------------------------------------------
0001AH   Males 37 years of age and older
------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 2 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
  SECTION                CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------

C.1.2                                             ADDITIONAL CITATIONS ADDED

                                                  Section 1932 (b)(3) of the
                                                  Social Security Act

                                                  SSA 1128B (d)(1)--BBA 4704(b)

                                                  SSA 1932(f)--BBA4708(c)

                                                  Social Security Act 1124(a)
                                                  (2)(A)--BBA 4704(c)

                                                  Social Security Act 1932 (d)
                                                  (3)--BBA 4707(a)

                                                  Social Security Act 1932(b)(6)

                                                  Social Security Act 1932(b)(7)

                                                  Section 504 of the
                                                  Rehabilitation Act

--------------------------------------------------------------------------------

C.1.3            REPLACE THE TERM:                REPLACE THE TERM WITH:
C.3.2.6
C.3.2.12.2       Commission on Mental Health      Department of Mental Health
C.9.14
C.10.2.1.10
C.10.5.3.1(e)
C.10.5.6
C.10.5.7
0.17.5.3.13
0.18.8.7.2
C.18.9.1(e)
F.3, Table 4
H.3.4
H.3.5

--------------------------------------------------------------------------------

C.1.3            DELETE DEFINITION
                 ACRONYM PBS - PUBLIC
                 BENEFITS CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 3 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
  SECTION                CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------

C.2.3            DELETE THE FIRST SENTENCE:       REPLACE WITH NEW SENTENCE:

                                                  DCHFP is responsible for
                 DCHFP responsibility for         providing and coordinating
                 Proposed Alcohol and Drug        inpatient substance abuse
                 Abuse Services Contingent upon   services. The Contractor shall
                 HCFA approval of the             coordinate the enrollee's
                 District's waiver request, the   outpatient substance abuse
                 District MAA will select a       services that are purchased in
                 network(s) of alcohol and drug   the Medicaid fee-for-service
                 abuse treatment providers to     system.
                 provide outpatient, day
                 treatment, methadone,
                 residential and detoxification
                 services to DCHFP Enrollees.
--------------------------------------------------------------------------------

C.3.3                                             INSERT NEW SECTION C.3.3

                                                  Health plans must ensure that
                                                  all individually identifiable
                                                  information relating to
                                                  Medicaid enrollees is kept
                                                  confidential pursuant to
                                                  District of Columbia, 42
                                                  U.S.C. Section 1396a(a)(7)
                                                  {Section 1902(a)(7) of the
                                                  Federal Social Security Act},
                                                  42CFR Part 2 and other
                                                  regulations promulgated
                                                  thereunder. Such information
                                                  may be used by the plan or its
                                                  providers only for a purpose
                                                  directly connected with
                                                  performance of the plan's
                                                  obligations under this
                                                  program. The provisions of
                                                  this section will survive the
                                                  termination of a health plan's
                                                  participation in the Medicaid
                                                  managed care program and will
                                                  remain in effect as long as
                                                  the plan maintains any
                                                  individually identifiable
                                                  information relating to
                                                  Medicaid beneficiaries.

                                                  The Contractor must ensure
                                                  compliance with the Health
                                                  Insurance Portability and
                                                  Accountability Act of 1996
                                                  (Public Law 104-191, August
                                                  21, 1996) and all applicable
                                                  regulations promulgated
                                                  thereunder. Such regulations
                                                  include but are not limited
                                                  to, the medical privacy rule
                                                  65 Federal Regulations 82462
                                                  (December
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 4 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
  SECTION                CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                  28, 2000) (codified at 45
                                                  C.F.R. Parts 160-164) and the
                                                  electronic transactions and
                                                  code set standards rule, 65
                                                  Federal Regulations 50312
                                                  (August 17, 2000) (codified at
                                                  45 C.F.R. Parts 160 and 162).
                                                  The Contractor shall maintain
                                                  written procedures for
                                                  compliance with all applicable
                                                  privacy, confidentiality, and
                                                  information security
                                                  requirements. The Contractor
                                                  shall train employees and
                                                  subcontractors on compliance
                                                  with all applicable privacy,
                                                  confidentiality, and
                                                  information security
                                                  requirements.

--------------------------------------------------------------------------------

C.3.4                                             INSERT NEW SECTION C.3.4

                                                  The Contractor is responsible
                                                  to DC MAA or their designee
                                                  for complying with all
                                                  activities of the External
                                                  Quality Review (EQR) process
                                                  including:

                                                  .    Submitting requested
                                                       pre-site survey documents
                                                       and/or information in
                                                       accordance with published
                                                       timelines;
                                                  .    Submitting documents
                                                       and/or information
                                                       required during the
                                                       on-site reviews within
                                                       specified timelines;
                                                  .    Submitting requested
                                                       member medical
                                                       records/information for
                                                       annual clinical studies
                                                       within specified
                                                       timelines;
                                                  .    Adhering to HIPAA
                                                       guidelines when securing
                                                       and/or submitting
                                                       consumer related
                                                       information;
                                                  .    Maintaining Quality
                                                       Improvement Programs and
                                                       Plans that focus on
                                                       meeting and/or exceeding
                                                       the Performance Standards
                                                       with Guidelines required
                                                       by the District of
                                                       Columbia Medical
                                                       Assistance Administration
                                                       or their designee.
                                                  .    Submitting corrective
                                                       action plans (CAPs)
                                                       within pre-established
                                                       timelines.
                                                  .    Having a representative
                                                       in attendance at all
                                                       meetings related to the
                                                       EQR process.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 5 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                  .    Making available
                                                       organizational documents,
                                                       member clinical records
                                                       and/or information
                                                       requested by DC MAA or
                                                       their designee related to
                                                       any type of health care
                                                       quality review or study.

                                                  The Contractor shall ensure
                                                  that the Contractor and each
                                                  provider participating in the
                                                  Contractor's provider network
                                                  collects and reports the data
                                                  and information required by an
                                                  external quality review
                                                  organization to carry out its
                                                  responsibilities under
                                                  1902(a)(30)(C) and 1932(c)(2)
                                                  of the Social Security Act, 42
                                                  U.S.C. 1396a(a)(30)(C) and 42
                                                  U.S.C. 139u-2(c)(2).

                                                  The Contractor agrees that the
                                                  results of each annual
                                                  external independent quality
                                                  review conducted by DC MAA or
                                                  its designee shall be
                                                  available to each provider
                                                  participating in the
                                                  Contractor's provider network.

--------------------------------------------------------------------------------

C.5.4.5                                           INSERT NEW SECTION C.5.4.5

                                                  C.5.4.5 Every month the
                                                  Contractor will send a current
                                                  Provider File to Benova via
                                                  FTP. The file should be sent
                                                  by the 13th of each month.
                                                  If the 13th falls on a weekend
                                                  or holiday, the file should be
                                                  sent on the previous business
                                                  day.

                                                  The file name should be in the
                                                  following format:
                                                  XXXMMDDYY.dat, where XXX is
                                                  the Contractor identifier and
                                                  the MMDDYY is the date the
                                                  file was sent.

                                                  Benova will process the
                                                  Provider File. Benova will not
                                                  be processing any mid-month
                                                  files. All errors will be
                                                  corrected with the following
                                                  months processing. Benova will
                                                  load all records from the
                                                  Provider File that have a
                                                  valid Contractor's
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 6 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                  number. Any records with an
                                                  invalid Contractor's number
                                                  will be rejected, and reported
                                                  back to the Contractor within
                                                  ten business days. These
                                                  records will not be loaded in
                                                  that month's processing, and
                                                  must be corrected by the
                                                  Contractor before the next
                                                  monthly processing in order
                                                  for the records to load
                                                  successfully at that time.

                                                  Any records from the Provider
                                                  File that do not conform to
                                                  the Provider File format will
                                                  be loaded into Benova's
                                                  system. An error log will be
                                                  produced identifying those
                                                  records that do not conform to
                                                  the Provider File format, and
                                                  the error log will be sent to
                                                  the Contractor. These records
                                                  should be corrected by the
                                                  Contractor before the next
                                                  monthly processing and sent on
                                                  the next monthly file to
                                                  Benova.

                                                  On the Provider File, Benova
                                                  collects data on the number of
                                                  active recipients per PCP, and
                                                  reports that information to
                                                  the MAA. If the PCP has more
                                                  than one location, the MCO
                                                  should only report the # of
                                                  Active Recipients for that PCP
                                                  at one location, filling in
                                                  that field with a 0 for the
                                                  remaining locations.

                                                  Benova will send the following
                                                  reports to the MAA to forward
                                                  to the Contractor based on
                                                  information collected by the
                                                  Customer Service
                                                  Representatives:

                                                  .    Health Assessment Report
                                                       ------------------------
                                                       - This report will
                                                       identify the individual
                                                       recipients' answers to
                                                       the Health Assessment
                                                       Questions. This is a
                                                       weekly report that will
                                                       be sent out from Benova
                                                       by the close of business
                                                       each Monday (or Tuesday,
                                                       if Monday is a holiday)

                                                  .    Address/Phone Change
                                                       --------------------
                                                       Report - This report will
                                                       ------
                                                       identify any changes in
                                                       address or phone number
                                                       that have been reported
                                                       to Benova during the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 7 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                       previous month. This
                                                       report will be sent out
                                                       from Benova within ten
                                                       business days following
                                                       the end of each month.

--------------------------------------------------------------------------------

C.8.3.2                                           INSERT NEW SECOND PARAGRAPH IN
                                                  C.8.3.2

                                                  The Contractor is required to
                                                  follow all applicable laws,
                                                  regulations and rules
                                                  governing emergency care
                                                  including but not limited to:

                                                  C.1.2 Applicable Documents

                                                  42 C.F.R. Section 434.30

                                                  42 C.F.R. Section 434.32 as
                                                  amended

                                                  42 C.F.R. Section 431.210,
                                                  431.211, 431.213, 431.214

                                                  Section 1867 of the Social
                                                  Security Act

                                                  Section 1902 (a)(25) of the
                                                  Social Security Act, (42
                                                  U.S.C. Section 1396a(a)(25),

                                                  42 C.F.R. Part 431, Subpart F,
                                                  as amended, regarding
                                                  confidentiality of information
                                                  concerning applicants and
                                                  recipients of public
                                                  assistance,

                                                  42 C.F.R. Part 2, as amended,
                                                  regarding confidentiality of
                                                  alcohol and drug abuse patient
                                                  records,

                                                  42 C.F.R. Section 431.302,

                                                  42 C.F.R. 431,

                                                  Part C of the Individuals with
                                                  Disabilities Education Act (20
                                                  U.S.C. Section 1471 et seq.),

                                                  Early Periodic Screening,
                                                  Diagnosis, and Treatment
                                                  (EPSDT) Section 1905(r) of the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 8 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                  Social Security Act, 42 USC
                                                  Section 1396 d (r),

                                                  Section 1932 (a)(4)(A) of
                                                  Title XIX.

                                                  42 C.F.R. Section 405.2401(b),
                                                  as amended,

                                                  42 C.F.R. Section 493.3, as
                                                  amended,

                                                  42 C.F.R. Section 440.230,

                                                  42 C.F.R. Section 441.150,

                                                  42 C.F.R. Section 441.152,
                                                  441.153, 441.156,

                                                  42 C.F.R. Section 447.331

--------------------------------------------------------------------------------

C.8.3.1.5        DELETE THE FOLLOWING WORDS:

                 ...shall be submitted to MAA
                 for approval

--------------------------------------------------------------------------------

C.8.3.2.5 -                                       INSERT NEW SECTIONS
C.8.3.2.17                                        C.8.3.2.5 - C.8.3.2.17

                                                  C.8.3.2.5 In accordance with
                                                  42 C.F.R. Section 434.30, the
                                                  Contractor shall ensure that
                                                  all covered emergency services
                                                  are available twenty-four (24)
                                                  hours a day and seven (7) days
                                                  a week through the
                                                  Contractor's network.

                                                  C.8.3.2.6 The Contractor shall
                                                  cover all emergency services
                                                  provided by out of-net-work
                                                  providers.

                                                  C.8.3.2.7 In the absence of an
                                                  agreement otherwise, all
                                                  claims for emergency services
                                                  shall be reimbursed at the
                                                  applicable Medicaid
                                                  fee-for-service rate in effect
                                                  at the time the service was
                                                  rendered.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                    PAGE 9 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                  C.8.3.2.8 The Contractor may
                                                  not retroactively deny a claim
                                                  for a claim for an emergency
                                                  screening examination because
                                                  the condition, which appeared
                                                  to be an emergency medical
                                                  condition under the "prudent
                                                  layperson" standard, as
                                                  defined herein, was in fact
                                                  non-emergency in nature.

                                                  C.8.3.2.9 The Contractor may
                                                  not require prior
                                                  authorization for emergency
                                                  services. This applies to
                                                  out-of-network as well as to
                                                  in-network services, which an
                                                  enrollee seeks in an
                                                  emergency.

                                                  C.8.3.2.10 In accordance with
                                                  Section 1867 of the Social
                                                  Security Act, hospitals that
                                                  offer emergency services are
                                                  required to perform a medical
                                                  screening examination on all
                                                  people who come to the
                                                  hospital seeking emergency
                                                  care, regardless of their
                                                  insurance status or other
                                                  personal characteristics. If
                                                  an emergency medical condition
                                                  is found to exist, the
                                                  hospital must provide whatever
                                                  treatment is necessary to
                                                  stabilize that condition. A
                                                  hospital may not transfer a
                                                  patient in unstabilized
                                                  emergency condition to another
                                                  facility unless the medical
                                                  benefits of the transfer
                                                  outweigh the risks, and the
                                                  transfer conforms to all
                                                  applicable requirements. When
                                                  emergency services are
                                                  provided to an enrollee of the
                                                  Contractor, the organization's
                                                  liability for payment is
                                                  determined as follows:
                                                  .    Presence of a Clinical
                                                       ----------------------
                                                       Emergency - If the
                                                       ---------
                                                       screening examination
                                                       leads to a clinical
                                                       determination by the
                                                       examining physician that
                                                       an actual emergency
                                                       medical condition exists,
                                                       the Contractor must pay
                                                       for both the services
                                                       involved in the screening
                                                       examination and the
                                                       services required to
                                                       stabilize the patient.
                                                  .    Emergency Services
                                                       ------------------
                                                       Continue Until the
                                                       ------------------
                                                       Patient Can be Safely
                                                       ---------------------
                                                       Discharged or
                                                       -------------
--------------------------------------------------------------------------------

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POHC-2002-D-0003                                                   PAGE 10 OF 23
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                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
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  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
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                                                       Transferred - The
                                                       -----------
                                                       Contractor shall pay for
                                                       all emergency services,
                                                       which are medically
                                                       necessary until the
                                                       clinical emergency is
                                                       stabilized. This shall
                                                       include payment for all
                                                       treatment that may be
                                                       necessary to assure,
                                                       within reasonable medical
                                                       probability, that no
                                                       material deterioration of
                                                       the patient's condition
                                                       is likely to result from,
                                                       or occur during,
                                                       discharge of the patient
                                                       or transfer of the
                                                       patient of the patient or
                                                       transfer of the patient
                                                       to another facility.

                                                       If there is a
                                                       disagreement between a
                                                       hospital and the
                                                       Contractor concerning
                                                       whether the patient is
                                                       stable enough for
                                                       discharge or transfer, or
                                                       whether the medical
                                                       benefits of an
                                                       unstabilized transfer
                                                       outweigh the risks, the
                                                       judgment of the attending
                                                       physician(s) actually
                                                       caring for the enrollee
                                                       at the treating facility
                                                       prevails and is binding
                                                       on the Contractor. The
                                                       Contractor may establish
                                                       arrangements with
                                                       hospitals whereby the
                                                       Contractor may send one
                                                       of its own physicians
                                                       with appropriate ER
                                                       privileges to assume the
                                                       attending physician's
                                                       responsibilities to
                                                       stabilize, treat, and
                                                       transfer the patient.

                                                  .    Post Stabilization Care -
                                                       -----------------------
                                                       Post stabilization
                                                       services are services
                                                       subsequent to an
                                                       emergency that a treating
                                                       physician views as
                                                       medically necessary AFTER
                                                       an emergency medical
                                                       condition has been
                                                       stabilized

                                                  C.8.3.2.11 In accordance with
                                                  42 C.F.R. Section 422.
                                                  100(b)(1)(iv), the Contractor
                                                  must cover the following
                                                  services without requiring
                                                  authorization, and regardless
                                                  of whether the enrollee
                                                  obtains the services within or
                                                  outside the Contractor's
                                                  network.

                                                  C.8.3.2.12 Post stabilization
                                                  care services
--------------------------------------------------------------------------------

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POHC-2002-D-0003                                                   PAGE 11 OF 23
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                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
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  CONTRACT
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                                                  that were pre-approved by the
                                                  Contractor, or were not
                                                  pre-approved by the Contractor
                                                  because the Contractor did not
                                                  respond to the provider of
                                                  post-stabilization care
                                                  services request for
                                                  pre-approval within one (1)
                                                  hour after being requested to
                                                  approve such care, or could
                                                  not be contacted for
                                                  pre-approval.

                                                  C.8.3.2.13 If the screening
                                                  examination leads to a
                                                  clinical determination by the
                                                  examining physician that an
                                                  actual emergency medical
                                                  condition does not exist, the
                                                  Contractor shall pay for all
                                                  services involved in the
                                                  screening examination if the
                                                  presenting symptoms (including
                                                  severe pain) were of
                                                  sufficient severity to have
                                                  warranted emergency attention
                                                  under the "prudent layperson"
                                                  standard, as defined herein.
                                                  If an enrollee believes that a
                                                  claim for emergency services
                                                  has been inappropriately
                                                  denied by the Contractor, the
                                                  enrollee may seek recourse
                                                  through the MCO or the
                                                  District appeal process.

                                                  C.8.3.2.14 When an enrollee's
                                                  primary care physician or
                                                  other plan representative
                                                  instructs the enrollee to seek
                                                  emergency care in-network or
                                                  out-of-network, the MCO shall
                                                  be responsible for payment for
                                                  the medical screening
                                                  examination and for other
                                                  medically necessary emergency
                                                  services, without regard to
                                                  whether the patient meets the
                                                  "prudent layperson" standard,
                                                  as defined herein.

                                                  C.8.3.2.15 The Contractor
                                                  shall cover those medical
                                                  examinations performed in
                                                  emergency departments for
                                                  enrolled children as part of a
                                                  child protective services
                                                  investigation. In absence of
                                                  an agreement otherwise, these
                                                  services shall be reimbursed
                                                  at the applicable District of
                                                  Columbia Medicaid
                                                  fee-for-service rate in effect
                                                  at the time the service was
                                                  rendered.
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POHC-2002-D-0003                                                   PAGE 12 OF 23
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                                                  C.8.3.2.16 The Contractor may
                                                  require that continuing care
                                                  following the conclusion of an
                                                  emergency, be obtained from a
                                                  network provider or another
                                                  health care provider specified
                                                  by the Contractor. An
                                                  emergency shall be deemed to
                                                  have concluded at such time as
                                                  the enrollee can, without
                                                  medically harmful
                                                  consequences, travel or be
                                                  transported to an appropriate
                                                  Contractor facility or to such
                                                  other facility as the
                                                  Contractor may designate.

                                                  C.8.3.2.17 Required payments
                                                  for emergency services are
                                                  summarized below:
                                                  .    In-network provider paid
                                                       at negotiated rate for
                                                       non-emergency condition
                                                       and emergency condition.
                                                  .    Out-of-network provider
                                                       paid at applicable
                                                       Medicaid fee-for-service
                                                       rate in effect at the
                                                       time the service was
                                                       rendered for
                                                       non-emergency condition
                                                       and emergency condition.

--------------------------------------------------------------------------------

C.8.4.5.3                                         INSERT NEW SECTION C.8.4.5.3

                                                  Section 1932(b)(3) of the
                                                  Social Security Act requires
                                                  that a "Medicaid managed care
                                                  organization shall not
                                                  prohibit or otherwise restrict
                                                  a covered health care
                                                  professional from advising
                                                  such an individual who is a
                                                  patient of the professional
                                                  about the health status of the
                                                  individual or medical care or
                                                  treatment for the individual's
                                                  conditions or disease,
                                                  regardless of whether benefits
                                                  for such care or treatment are
                                                  provided under the contract,
                                                  if the professional is acting
                                                  within the lawful scope of
                                                  practice." In accordance with
                                                  subsection(b) as required by
                                                  1903(m)(2)(A)(xi) of the
                                                  Social Security Act, 42 U.S.C.
                                                  1396b(m)(2)(A)(xi), the
                                                  Contractor shall comply with
                                                  prohibitions on interference
                                                  with communications between
                                                  health professionals and
                                                  patients.
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                                  SUMMARY SHEET
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                                                  The Contractor shall comply
                                                  with provisions of
                                                  1932(b)(3)(A) of the Social
                                                  Security Act, 42 U.S.C.
                                                  1396u-2(b)(3)(A), which bar
                                                  the Contractor from
                                                  prohibiting or restricting any
                                                  physician or other health care
                                                  professional (whether or not
                                                  such provider participates in
                                                  the Contractor's provider
                                                  network) from advising an
                                                  individual about the
                                                  individual's health status or
                                                  medical care or treatment for
                                                  the individual's condition or
                                                  disease, regardless of whether
                                                  items and services for such
                                                  care or treatment are covered
                                                  under this Contract, if the
                                                  professional is acting within
                                                  the lawful scope of practice.

--------------------------------------------------------------------------------

C.9.1.17.9                                        INSERT NEW SECTION C.9.1.17.9

                                                  The Contractor must comply
                                                  with Section 1932(b)(7) of the
                                                  Social Security Act. The
                                                  Contractor shall not apply any
                                                  credentialing requirements,
                                                  measures of financial or other
                                                  performance, or any other
                                                  participation criteria to
                                                  applicants for, or
                                                  participants in, the plan's
                                                  provider network that
                                                  discriminate against
                                                  particular providers that
                                                  specialize in conditions that
                                                  require costly treatment or
                                                  are otherwise inconsistent
                                                  with the requirements of this
                                                  contract. The Contractor shall
                                                  not otherwise discriminate
                                                  with respect to participation,
                                                  reimbursement, or
                                                  indemnification as to any
                                                  provider who is acting within
                                                  the scope of the provider's
                                                  license or certification under
                                                  applicable District of
                                                  Columbia law, solely on the
                                                  basis of such license or
                                                  certification.

                                                  The Contractor may not refuse
                                                  an assignment or seek to
                                                  disenroll a member or
                                                  otherwise discriminate against
                                                  a member on the basis of
                                                  age, sex, race, gender,
                                                  physical or mental
                                                  handicap/developmental
                                                  disability, national origin,
                                                  or type of illness
--------------------------------------------------------------------------------

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POHC-2002-D-0003                                                   PAGE 14 OF 23
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                          CONTRACT MODIFICATION - M0001
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                                  SUMMARY SHEET
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   SECTION               CHANGED FROM                        CHANGED TO
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                                                  or condition, except when that
                                                  condition can better be
                                                  treated by another provider
                                                  type.

                                                  The Contractor shall notify in
                                                  writing the Contracting
                                                  Officer Technical
                                                  Representative and the Agency
                                                  Chief Contracting Officer
                                                  thirty (30) days in advance of
                                                  any change in network
                                                  composition that negatively
                                                  affect member access to
                                                  services. Such changes may be
                                                  grounds for contract
                                                  termination.

--------------------------------------------------------------------------------

C.9.2:5.4        DELETE SECTION C.9.2.5.4         REPLACE WITH NEW SECTION
                                                  C.9.2.5.4

                                                  The Contractor is required to
                                                  pay out of network provider
                                                  the Medicaid rate for
                                                  emergency services. Emergency
                                                  services are defined as
                                                  covered inpatient and
                                                  outpatient services furnished
                                                  by a qualified Medicaid
                                                  provider that are necessary to
                                                  evaluate or stabilize and
                                                  emergency medical condition.

                                                  In-network providers will be
                                                  paid based on the previously
                                                  negotiated rates with the
                                                  Contractor.

                                                  Any services other than
                                                  emergency services that are
                                                  not in-network will be paid at
                                                  a rate negotiated between the
                                                  provider and the Contractor.

--------------------------------------------------------------------------------

C.10.1.15        DELETE SECTION C.10.1.15         REPLACE WITH NEW SECTION
                                                  C.10.1.15

                                                  A contractor who receives or
                                                  identifies a request for
                                                  experimental treatment must
                                                  submit the request to the MAA
                                                  medical director for review
                                                  within 24 hours of identifying
                                                  or receiving the request.

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POHC-2002-D-0003                                                   PAGE 15 OF 23
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                                  SUMMARY SHEET
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   SECTION               CHANGED FROM                        CHANGED TO
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C.10.5.1.2       DELETE SECTION C.10.5.1.2        REPLACE WITH NEW SECTION
                                                  C.10.5.1.2:

                                                  The Contractor shall arrange
                                                  with contracted laboratories
                                                  to submit all lead screening
                                                  results to the District of
                                                  Columbia Department of Health
                                                  Childhood Lead Poisoning
                                                  Prevention Program. Any child
                                                  with an elevated blood lead
                                                  level (greater than 15 ug/dl)
                                                  must be reported within
                                                  seventy-two (72) hours after
                                                  identification to the
                                                  Department of Health Childhood
                                                  Lead Poisoning Prevention
                                                  Program. The contractor shall
                                                  refer such a child for
                                                  assessment of developmental
                                                  delay, and shall coordinate
                                                  services required to treat the
                                                  exposed child with the lead
                                                  inspection and abatement
                                                  services furnished by the
                                                  District.
--------------------------------------------------------------------------------

C.10.5.7.7                                        INSERT NEW SECTION C.10.5.7.7

                                                  Department of Health/Maternal
                                                  and Family Health
                                                  Administration

--------------------------------------------------------------------------------

C.13.1                                            INSERT NEW SECTION C.13.1

                                                  MCOs are responsible for
                                                  actively conducting valid
                                                  reviews of members' medical
                                                  records as a regular,
                                                  consistent component of the
                                                  health plan's Quality
                                                  Management program.

                                                  All medical record reviews and
                                                  evaluation will be conducted
                                                  using accepted industry
                                                  standards for quality
                                                  assurance and quality
                                                  improvement related to:

                                                  .    The diagnosis and
                                                       treatment of injury,
                                                       illness and disease;

                                                  .    Disease prevention,
                                                       health promotion and
                                                       health education
                                                       activities;
--------------------------------------------------------------------------------

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                                  SUMMARY SHEET
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   SECTION               CHANGED FROM                        CHANGED TO
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                                                  .    The appropriate
                                                       documentation of care in
                                                       clinical records.

                                                  .    Medical record reviews
                                                       and evaluations will
                                                       occur on population
                                                       samples of sufficient
                                                       size so as to yield
                                                       valid, reliable
                                                       statistical information;

                                                  .    Medical record reviews
                                                       will be conducted in
                                                       compliance with HIPAA
                                                       regulations.

                                                  The Contractor is responsible
                                                  for submitting members'
                                                  medical records for review
                                                  upon request from DC MAA or
                                                  their designee.
--------------------------------------------------------------------------------

C.14.5                                            INSERT NEW SECOND PARAGRAPH
                                                  IN C.14.5

                                                  The Contractor shall comply
                                                  with the Office of Managed
                                                  Care and the Office of Fair
                                                  Hearing decision. The Office
                                                  of Managed Care and the Office
                                                  of Fair Hearing decisions in
                                                  these matters shall be final
                                                  and shall not be subject to
                                                  appeal by the Contractor. The
                                                  Contractor shall provide to
                                                  the Office of Managed Care and
                                                  or Office Fair Hearing all
                                                  information necessary for any
                                                  enrollee appeal within a time
                                                  frame established by Office of
                                                  Managed Care and or the Office
                                                  of Fair Hearing.

--------------------------------------------------------------------------------

C.14.6           DELETE SECTION C.14.6            REPLACE WITH NEW SECTION
                                                  C.14.6

                 Tracking Log                     Tracking Log

                 The Contractor shall maintain    The Contractor shall maintain
                 a log to document all            a record keeping and tracking
                 complaints and grievances. The   system for complaints,
                 log shall document the type      grievances and appeals that
                 and nature of each dispute,      includes copy of the original
                 the Plan in which the            written complaint, grievance,
                 complainant is                   or appeal, the decision, and
                                                  the nature of the
--------------------------------------------------------------------------------

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POHC-2002-D-0003                                                  PAGE 17 OF 23
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                                  SUMMARY SHEET
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  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
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                 enrolled, how the matter was     decision and any corrective
                 addressed and what, if any,      action that was taken.
                 corrective action was taken.
--------------------------------------------------------------------------------

H.1.1.2.3        DELETE SECTION H.1.1.2.3         REPLACE WITH NEW SECTION
                                                  H.1.1.2.3:

                                                  If the Contractor fails to
                                                  notify IMA and MAA of the
                                                  birth of a newborn via the
                                                  "Request to Add Newborns Form"
                                                  and "Add Newborn Log Form" in
                                                  Attachment J.23., within ten
                                                  (10) business working days of
                                                  the birth, MAA will not
                                                  process the kick payment or
                                                  reimburse the contractor for
                                                  services rendered to the
                                                  newborn. Attachment J.23
                                                  supercedes attachment J.4.

--------------------------------------------------------------------------------

H.1.1.2.7                                         INSERT NEW SECTION H.1.1.2.7

                                                  If more than one MCO is
                                                  claiming payment for a
                                                  newborn, MAA will only pay the
                                                  MCO that demonstrates services
                                                  rendered to the newborn. The
                                                  MCO must submit written
                                                  notification to MAA of the
                                                  following information:

                                                  .    Newborn's name;
                                                  .    Newborn's Medicaid
                                                       number;
                                                  .    Newborn's Date of birth;
                                                  .    Date of service;
                                                  .    Diagnosis treatment;
                                                  .    Provider of service; and
                                                  .    Provider's address and
                                                       telephone number.

--------------------------------------------------------------------------------

H.1.1.2.6        DELETE SECTION H.1.1.2.6         REPLACE WITH NEW SECTION
                                                  H.1.1.2.6:

                                                  If the OMC has failed to
                                                  notify the health plan of the
                                                  newborn's Medicaid number by
                                                  the fifteenth (15th) day of
                                                  the third (3rd) month, the
                                                  health plan must submit
                                                  written notification to MAA
                                                  with the following
                                                  information:
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POHC-2002-D-0003                                                  PAGE 18 OF 23
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                                                  .    Mother's name;
                                                  .    Mother's Medicaid number
                                                  .    Newborn's Name;
                                                  .    Newborn's Date of Birth;
                                                       and
                                                  .    Name of hospital newborn
                                                       was born.

                                                  Newborns who do not receive a
                                                  Medicaid number by the end of
                                                  the third month will convert
                                                  to the fee for service
                                                  Medicaid program. After a
                                                  Medicaid number is received,
                                                  the newborn will be
                                                  re-enrolled through the
                                                  provider continuity process.

--------------------------------------------------------------------------------

H.1.2.2          DELETE SECTION H.1.2.2

--------------------------------------------------------------------------------

H.93                                              INSERT NEW SECTION H.9.3

                                                  Any physician incentive plan
                                                  applicable to physicians
                                                  participating in the
                                                  Contractor's provider network
                                                  shall meet the requirements
                                                  applicable to physician
                                                  incentive plans under
                                                  1876(I)(8) of the Social
                                                  Security Act, 42 U.S.C.
                                                  1395mm(I)(8), 42 C.F.R.
                                                  417.479. The contractor must
                                                  submit with the Physician
                                                  Incentive Forms the following
                                                  information:

                                                  Whether services not furnished
                                                  by the physician or physician
                                                  group are covered by the
                                                  incentive plan. If only the
                                                  services furnished by the
                                                  physician or physician group
                                                  are covered by the plan,
                                                  disclosure of other aspects of
                                                  the plan need not be made.
                                                  (h)(ii) The type of incentive
                                                  arrangement; for example,
                                                  withhold, bonus, capitation.

                                                  If the incentive plan involves
                                                  a withhold or bonus, the
                                                  percent of the withhold or
                                                  bonus. (h)(iv) Proof that the
                                                  physician or physician group
                                                  has adequate stop-loss
                                                  protection, including
                                                  specification of the amount
                                                  and
--------------------------------------------------------------------------------

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POHC-2002-D-0003                                                  PAGE 19 OF 23
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                                                  type of stop-loss protection.

                                                  The panel size and, if
                                                  patients are pooled according
                                                  to either or both of the
                                                  following permitted methods,
                                                  the method used including
                                                  commercial, Medicare, and/or
                                                  Medicaid patients in the
                                                  calculation of the panel size.
                                                  and pooling together (by the
                                                  physician groups that
                                                  contracts with more than one
                                                  HMO, CMP, health insuring
                                                  organization (HIO) or prepaid
                                                  health plan (PHP)), the
                                                  patients of each of those
                                                  HMOs, CMPs, HIOs and PHPs.

                                                  The Contractor shall submit
                                                  Physician Incentive Plans on
                                                  an annual basis thirty (30)
                                                  days prior to date of the
                                                  exercise of the following year
                                                  option.

--------------------------------------------------------------------------------

H.11.1           DELETE SECTION H.11.1            INSERT NEW SECTION H.11.1

                 Debts of Contractor              Protection of Enrollees
                                                  Against Liability for Payment

--------------------------------------------------------------------------------

H.11.1.1         DELETE SECTION H.11.1.1          INSERT NEW SECTION H.11.1.1

                 The Contractor shall ensure      The Contractor and each
                 through its contracts,           provider (whether or not the
                 subcontracts and in any other    provider participates in the
                 appropriate manner that          Contractor's provider network)
                 neither Enrollees nor the        through which the Contractor
                 District are held liable for     furnishes or arranges for the
                 Contractor's debts in the        furnishing of items or
                 event of Contractor's            services covered under the
                 insolvency.                      contract to an enrolled
                                                  individual shall comply with
                                                  the requirements of 1932(b)(6)
                                                  of the Social Security Act, 42
                                                  U.S.C. 1396u-2(b)(6), that an
                                                  enrolled individual or the
                                                  individual's family or
                                                  caregiver may not be held
                                                  liable or be subject to
                                                  collection efforts for:
                                                  .    debts or other
                                                       obligations of the
                                                       Contractor or any
                                                       provider participating in
                                                       the Contractor's provider
                                                       network in the event of
                                                       insolvency;
                                                  .    the cost of items and
                                                       services covered under
                                                       the contract in the event
                                                       that the
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                                                       Contractor fails to
                                                       receive payment from DC;
                                                  .    the cost of items and
                                                       services covered under
                                                       the contract if a
                                                       provider participating in
                                                       the Contractor's provider
                                                       network fails to receive
                                                       payments from the
                                                       Contractor; or
                                                  .    payments to a provider
                                                       that furnishes items and
                                                       services covered under
                                                       the contract to an
                                                       enrolled individual under
                                                       a contractual, referral,
                                                       or other arrangement with
                                                       the Contractor in excess
                                                       of the amount that would
                                                       be owed by the enrolled
                                                       individual if the
                                                       Contractor had furnished
                                                       such items or services
                                                       directly.

--------------------------------------------------------------------------------

H.11.2                                            INSERT NEW SECTION H.11.2

                                                  Cost Sharing

                                                  The Contractor and each
                                                  provider (whether or not the
                                                  provider participates in the
                                                  Contractor's provider network)
                                                  through which the Contractor
                                                  furnishes or arranges for the
                                                  furnishing of items or
                                                  services covered under the
                                                  contract to an enrolled
                                                  individual shall comply with
                                                  requirements of 1916(a)(2)(A)
                                                  of the Social Security Act, 42
                                                  U.S.C. 1396o(a)(2)(A),
                                                  prohibiting the imposition of
                                                  cost-sharing or similar
                                                  charges on enrolled
                                                  individuals under this
                                                  contract.

--------------------------------------------------------------------------------

H.14.2                                            INSERT NEW SECTION H.14.2

                                                  The Contractor shall provide
                                                  language in all of their
                                                  provider's contracts and
                                                  subcontracts that preclude
                                                  balance billing, except for
                                                  any outstanding co-payments.
                                                  Medicaid payment is "payment
                                                  in full". The contractor's
                                                  contract shall preclude their
                                                  providers from sending
                                                  individual Medicaid
                                                  recipient's bills to
                                                  collections agencies.
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                                                  Protection of enrollees
                                                  against balance billing
                                                  through subcontractors (Amends
                                                  SSA 1128B (d)(1) --BBA 4704(b)
                                                  Section 1128b(d)(1) of the
                                                  Act authorizes criminal
                                                  penalties to providers in the
                                                  case of services provided to
                                                  an individual enrolled with a
                                                  managed care organization
                                                  under contract under section
                                                  1903(m) of the Act which are
                                                  charged at a rate in excess of
                                                  the rate permitted under the
                                                  organization's contract.

                                                  Section 1128B(d)(1) of the Act
                                                  states that whoever knowingly
                                                  and willfully charges, for any
                                                  service provided to a patient
                                                  under a State plan approved
                                                  under Title XIX or under a
                                                  managed care organization
                                                  contract under 1903(m) of the
                                                  Act, money or other
                                                  consideration at a rate in
                                                  excess of the rates
                                                  established by the State or
                                                  contract shall be guilty of a
                                                  felony and upon conviction
                                                  shall be fined no more than
                                                  $25,000 or imprisoned for no
                                                  more than five years, or both.

--------------------------------------------------------------------------------

I.9.2                                             INSERT NEW SECTION 1.9.2

                                                  The contractor shall notify
                                                  the Agency Chief Contracting
                                                  Officer in writing of any
                                                  changes to MCO ownership and
                                                  key personnel at least thirty
                                                  days prior to any change in
                                                  ownership or key personnel.
                                                  The Contractor must provide
                                                  information concerning each
                                                  Person with Ownership or
                                                  Control Interest as defined in
                                                  this Contract. This
                                                  information includes but is
                                                  not limited to the following:
                                                  .    Name, address, and
                                                       official position;
                                                  .    A biographical summary;
                                                  .    A statement as whether
                                                       the person with ownership
                                                       or control interest is
                                                       related to any other
                                                       person with ownership or
                                                       control interest such as
                                                       a spouse, parent, child,
                                                       or sibling;
                                                  .    The name of any
                                                       organization in which the
                                                       person with ownership or
                                                       control
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                   PAGE 22 OF 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CONTRACT MODIFICATION - M0001
                                      DCHFP
                                  SUMMARY SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CONTRACT
   SECTION               CHANGED FROM                        CHANGED TO
--------------------------------------------------------------------------------
                                                       interest in the
                                                       Contractor also has an
                                                       ownership or control
                                                       interest, to the extent
                                                       obtainable from the other
                                                       organization by the
                                                       Contractor through
                                                       reasonable written
                                                       request. The Contractor
                                                       must keep copies of all
                                                       written requests and
                                                       responses and provide
                                                       them to the Agency Chief
                                                       Contracting Officer when
                                                       requested;
                                                       and
                                                       The identity of any
                                                       person, principal, agent,
                                                       managing employee, or key
                                                       provider of health care
                                                       services who (1) has been
                                                       convicted of a criminal
                                                       offense related to that
                                                       individual's or entity's
                                                       involvement in any
                                                       program under Medicaid or
                                                       Medicare since the
                                                       inception of those
                                                       programs (1965) or (2)
                                                       has been excluded from
                                                       the Medicare or Medicaid
                                                       programs for any reason.
                                                       This disclosure must be
                                                       in compliance with
                                                       Section 1128, as amended,
                                                       of the Social Security
                                                       Act, 42 U.S.C. Section
                                                       1320a-7, as amended, and
                                                       42 C.F.R. Section
                                                       455.106, as amended, and
                                                       must be submitted on
                                                       behalf of the Contractor
                                                       and any subcontractor as
                                                       well as any provider of
                                                       health care services or
                                                       supplies.

                                                  Federal regulations contained
                                                  in 42 C.F.R. Section 455.104
                                                  and 42 C.F.R. Section 455.106
                                                  also require disclosure of all
                                                  entities with which a Medicaid
                                                  provider has an ownership or
                                                  control relationship. The
                                                  Contractor shall provide
                                                  information concerning each
                                                  Person with Ownership or
                                                  Control.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POHC-2002-D-0003                                                   PAGE 23 OF 23
--------------------------------------------------------------------------------

                          CORRECTION OF INCONSISTENCIES
                          -----------------------------

Section Reference                        Correction
-----------------                        ----------

C.5.3.1 Section C.5.3.1 references Section 0; the correct reference is Section C.5.1 in stated in the Request For Proposal (RFP) as amended.

C.6.3.18 Section C.6.3.18 references Attachment A.2.1 (g), the correct is reference Section A.2.1 which includes Attachment 7 - Covered Services.

C.6.5.2.3 Section C.6.5.2.3 reference Attachment J.4; the correct reference is Attachment 9 - Newborn Notification Report.

C.8 Section C.8 references Attachment J.8; the correct reference is Attachment 7 - Covered Services.

C.8.3.2 Section C.8.3.2 references Attachment J.8; the correct reference is Attachment 7 - Covered Services.

C.8.3.2.4 The following language was inadvertently omitted from the contract:

                         ...emergency services including screening and diagnostic services necessary to diagnose the condition, based on the...

C.8.3.5 Section C.8.3.5 references Attachment J.8; the correct reference is Attachment 7 - Covered Services.

C.8.3.6.1 Section C.8.3.6.1 references Attachment AA; the correct reference is Attachment 7 - Covered Services.

C.8.3.11.1(b)       Section C.8.3.11.1 (b) references Section 0; the correct
                    reference is Section C.8.3.1.8.

C.9.1.5 Section C.9.1.5 reference Section 0, the correct reference is Section C.8.3.2.1.

C.9.2.5.3 Section C.9.2.5.3 reference Section 0, the correct reference is C.8.4

C.10.1.5 Section C.10.1.5 references Section 0, the correct reference is C.8.1.

C.17.3.2 Section C.17.3.2 references Attachment J.8 and Section 0, the correct references are Attachment 7 - and Section C.8.

                                Page   of 2
                                    --

                          CORRECTION OF INCONSISTENCIES
                          -----------------------------

Section Reference                        Correction
-----------------                        ----------

C.17.4.1 Section C.17.4.1 reference Section 0, the correct reference is C.9.1 as stated in the RFP.

H.1.1.2.3 Section H.1.1.2.3 reference Attachment AA, the correct reference is Attachment 9 - Newborn Notification Report sample.

H.1.1.7.2 Section H.1.1.7.2. reference Section 0, the correct reference is H.1.1.1.1.

H.4.3.1 Section H.4.3.1 references Section 0, the correct reference is H.4.

H.1.4.4.1 Section H.4.4.1 references Section 0; the correct reference is Section H.4.

H.15.2.1 Section H.15.2.1 references Section 0; the correct reference is Section C.8.3.2.1 as stated in the RFP.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1. Contract Number                                 Page of Pages
                                                     POHC-2002-D-0003                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
2. Amendment/Modification Number   3. Effective Date        4. Requisition/Purchase Request No.   5. Project No. (If applicable)
             'M0002                   SEE BLOCK 16C BELOW         HCOP2-210457
------------------------------------------------------------------------------------------------------------------------------------
6. Issued By                                  Code[______________]   7. Administered By (If other than line 6)
Office of Contracting and Procurement                                   Department of Health, Office of Managed Care
Public Safety Cluster, Department of Health Bureau                      Medical Assistance Administration
441 4th Street. N.W., Suite 800 South                                   825 North Capitol Street, N.E.
Washington, DC 20001                                                    Attention: Ms. Maude Holt
------------------------------------------------------------------      Telephone: (202)442-9074
------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)  (X)9A. Amendment of Solicitation No.
                                                                                   ---
                                                                                      ----------------------------------------------
                                                                                      9B. Dated (See Item 11)
     AMERICAID COMMUNITY CARE
     514 10TH STREET, N.W., SUITE 500                                              -------------------------------------------------
     WASHINGTON, D. C. 20004                                                          10A. Modification of Contract/Order No.
     ATTN: MS. JANE E. THOMPSON                                                         POHC-2002-D-0003
     TELEPHONE NO.: (202)783-8100                                                   X ----------------------------------------------
--------------------------------------------------------------------------------      10B. Dated (See Item 13)
       Code                                          Facility                           APRIL 1, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[__]The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers[___]is extended.[___]is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning [__________]copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED
    AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.
    If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date
------------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)

------------------------------------------------------------------------------------------------------------------------------------
                                    13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. This change order is issued pursuant to: (Specify Authority)
        The changes set forth in Item 14 are made in the contract/order no. in item 10A.
------------------------------------------------------------------------------------------------------------------------------------
        B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
        C. This supplemental agreement is entered into pursuant to authority of:
         DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
  X     D. Other (Specify type of modification and authority)
         DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
 E. IMPORTANT:    Contractor[____]is not,   [X]  is required to sign this document and return      2 copies to the issuing office
                                            ---                                                   --
------------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

    THE CONTRACT REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

    The purpose of this modification is to correct the TERM OF THE CONTRACT Base Period as stated in SECTION F.1.1. The Term of the
    Contract currently states from date of award through October 31, 2002, this is corrected to read "Date of Award through twelve
    (12) months thereafter."

    The District's intent was to award a contract with a based period of twelve months and four-one year options as stated in
    SECTIONS B.5.1 and F.2.2.1 of the solicitation and the contract.

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect
------------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)                     16A. Name of Contracting Officer
JANE E. THOMPSON  CEO-DC OPERATIONS                                     ESTHER M. SCARBOROUGH
------------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor                      15C. Date Signed     16B. District of Columbia                      16C. Date Signed
AMERIGROUP DC                                     4/9/02                                                           4-9-02


/s/ Jane E. Thompson                                              /s/ E. M. Scarborough
--------------------                                              ---------------------
     (Signature of person authorized to sign)                            (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia          [LOGO] Office of Contracting & Procurement           DC OCP 202 (7-99)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT   1. Contract Number                                 Page of Pages
                                                     POHC-2002-D-0003                                 1              1
------------------------------------------------------------------------------------------------------------------------------------
2. Amendment/Modification Number   3. Effective Date        4. Requisition/Purchase Request No.   5. Project No. (If applicable)
             'M0001                   SEE BLOCK 16C BELOW      POHC-2002-F-0001
------------------------------------------------------------------------------------------------------------------------------------
6. Issued By                                  Code[______________]   7. Administered By (If other than line 6)
Office of Contracting and Procurement                                   Department of Health, Office of Managed Care
Public Safety Cluster, Department of Health Bureau                      Medical Assistance Administration
441 4th Street, N.W., Suite 800 South                                   825 North Capitol Street, N.E.
Washington, DC 20001                                                    Attention: Ms. Maude Holt
------------------------------------------------------------------      Telephone:(202)442-9074
------------------------------------------------------------------------------------------------------------------------------------
8. Name and Address of Contractor (No. Street, city, country, state and ZIP Code)  (X)9A. Amendment of Solicitation No.
                                                                                   ---
                                                                                      ----------------------------------------------
                                                                                      9B. Dated (See Item 11)
     AMERICAID COMMUNITY CARE
     514 10TH STREET, N.W., SUITE 500                                              -------------------------------------------------
     WASHINGTON, D. C. 20004                                                          10A. Modification of Contract/Order No.
     ATTN: MS. JANE E. THOMPSON                                                         POHC-2002-D-0003/POHC-2002-F-0001(D.O)
     TELEPHONE NO.: (202) 783-8100                                                  X ----------------------------------------------
--------------------------------------------------------------------------------      10B. Dated (See Item 13)
       Code                                          Facility                           APRIL 9, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[__]The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers[___]is extended.[___]is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning [__________]copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED
    AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.
    If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or telegram, provided each letter or telegram makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. Accounting and Appropriation Data (If Required)

------------------------------------------------------------------------------------------------------------------------------------
                                    13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
------------------------------------------------------------------------------------------------------------------------------------
  (X)   A. This change order is issued pursuant to: (Specify Authority)
------- The changes set forth in Item 14 are made in the contract/order no. in item 10A.
------------------------------------------------------------------------------------------------------------------------------------
        B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in item 14, pursuant to the authority of 27 dCMR, Chapter 36, Section 3601.2.
------------------------------------------------------------------------------------------------------------------------------------
        C. This supplemental agreement is entered into pursuant to authority of:

------------------------------------------------------------------------------------------------------------------------------------
  X     D. Other (Specify type of modification and authority)
         DISTRICT OF COLUMBIA MUNICIPAL REGULATIONS 3601.2 (c) Bilateral Contract Modification and agreement between the parties
------------------------------------------------------------------------------------------------------------------------------------
 E. IMPORTANT:    Contractor[____]is not,   [X]  is required to sign this document and return      2 copies to the issuing office.
                                            ---                                                   --
------------------------------------------------------------------------------------------------------------------------------------
14. Description of amendment/modification (Organized by USC Section headings, including solicitation/contract subject matter where feasible.)

    THE DELIVERY ORDER REFERENCED IN BLOCK 10A ABOVE IS MODIFIED AS FOLLOWS:

F.3.1 IMPLEMENTATION:
The implementation date of this Delivery Order shall be one hundred and twenty (120) days after date of contract award, August 1,
2002. through October 31, 2002.

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herin, all terms and conditions of the document referenced in Item (9A or 10A as heretofore changed, remains unchanged and in full force and effect
------------------------------------------------------------------------------------------------------------------------------------
15A. Name and Title of Signer (Type or print)                     16A. Name of Contracting Officer
JANE E. THOMPSON  CEO-DC Operations                                     ESTHER M. SCARBOROUGH
------------------------------------------------------------------------------------------------------------------------------------
15B. Name of Contractor                      15C. Date Signed     168. District of Columbia                      16C. Date Signed
AMERIGROUP District of Columbia                      4/9/02                                                           4-9-02


/s/ Jane E. Thompson                                               /s/ E. M. Scarborough
--------------------                                               ---------------------
     (Signature of person authorized to sign)                            (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO] Government of the District of Columbia         [LOGO] Office of Contracting & Procurement               DC OCP 202 (7-99)
------------------------------------------------------------------------------------------------------------------------------------